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Janus | Aspen Series

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2001 Semiannual Report

     Janus Aspen Growth Portfolio

     Janus Aspen Aggressive Growth Portfolio

     Janus Aspen Capital Appreciation Portfolio

     Janus Aspen Balanced Portfolio

     Janus Aspen Equity Income Portfolio

     Janus Aspen Growth and Income Portfolio

     Janus Aspen Strategic Value Portfolio

     Janus Aspen International Growth Portfolio

     Janus Aspen Worldwide Growth Portfolio

     Janus Aspen Global Life Sciences Portfolio

     Janus Aspen Global Technology Portfolio

     Janus Aspen Global Value Portfolio

     Janus Aspen Flexible Income Portfolio

     Janus Aspen High-Yield Portfolio

     Janus Aspen Money Market Portfolio

[LOGO] JANUS

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

Table | of Contents

          JANUS ASPEN SERIES

          Portfolio Managers' Commentaries and Schedules of Investments

                Growth Portfolio ......................   1

                Aggressive Growth Portfolio ...........   5

                Capital Appreciation Portfolio ........   8

                Balanced Portfolio ....................  11

                Equity Income Portfolio ...............  16

                Growth and Income Portfolio ...........  20

                Strategic Value Portfolio .............  24

                International Growth Portfolio ........  27

                Worldwide Growth Portfolio ............  31

                Global Life Sciences Portfolio ........  36

                Global Technology Portfolio ...........  39

                Global Value Portfolio ................  43

                Flexible Income Portfolio .............  46

                High-Yield Portfolio ..................  50

                Money Market Portfolio ................  54

          Statements of Assets and Liabilities ........  56

          Statements of Operations ....................  58

          Statements of Changes in Net Assets .........  60

          Financial Highlights ........................  64

          Notes to Schedules of Investments ...........  75

          Notes to Financial Statements ...............  76

          Explanations of Charts, Tables
            and Financial Statements ..................  82

                                                                    [LOGO] JANUS

                                                  Janus | Aspen Growth Portfolio

(Photo)
Blaine Rollins
portfolio manager

Janus Aspen Growth Portfolio declined 11.58% for its Institutional Shares and fell 11.67% for its Service Shares in the six months ended June 30, 2001, lagging the negative 6.69% return of its benchmark, the S&P 500 Index.(1)

The period proved increasingly challenging for stocks as investors found few havens from the slowing U.S. economy. Negative sentiment was widespread, spurred by sluggish business investment, mounting corporate earnings misses, rising unemployment and volatile energy prices. The damage, initially confined to the technology, telecommunications and media sectors, soon spilled over to the broader market.

With the outlook for the record 10-year economic expansion uncertain, the Federal Reserve swung into action in early January with a surprise half-point interest rate cut. Still, the economy continued to weaken. Fed policymakers responded by slashing borrowing costs five more times in as many months to 3.75%, the lowest in seven years. While stocks soared after each reduction, they later surrendered those gains on worries about declining company profits. As a result, all three major market measures finished the period in the red, led by the technology-laden Nasdaq Composite Index.

All in all, this almost constant barrage of bad news weighed heavily on the Portfolio. It goes without saying that I'm dissatisfied with our poor performance. I'm no different from you in that I expected better results than we delivered. But despite our disappointing showing, I look at the Portfolio and I like what I see: a good balance of high-quality, top-tier companies with exceptional management teams and superior business models. That can certainly be said of Boeing, one of the dominant forces in commercial and military aircraft as well as commercial satellites. Although this diversified approach should bode well for the company's long-term prospects, Boeing's fortunes are still largely tied to the fortunes of its commercial aircraft group. Consequently, the stock retreated on concerns that a global slowdown would result in reduced air travel and, therefore, lower demand for new planes. Regardless, ordering cycles, previously subject to sizable peaks and troughs, are now far more controlled. Furthermore, industry consolidation has sharply curtailed price wars, allowing Boeing to concentrate on growing profitability rather than sacrificing earnings for market share.

Telecommunications equipment maker Nokia also worked against us. The company slumped in tandem with sagging cellular phone demand worldwide as wireless service providers turned their attention to building next-generation networks. But while its competitors are losing money selling handsets, Nokia continues to achieve healthy margins and develop the best products in the market, which should translate into strong gains when the industry picks up again. A rebound would also likely boost revenues in Nokia's wireless infrastructure business as service providers focus on upgrading older networks and building out new systems.

The Portfolio also absorbed losses from energy wholesaler Enron Corp., although we took some profits before it tumbled. As natural gas and electricity prices declined from a spike and government intervention increased in response to the California power crisis, stock prices fell from levels that didn't allow for missteps or future risk. Enron was caught in the downdraft, however, we still like its business model. The company continues to execute on its strategy of taking advantage of deregulated energy markets by being a very efficient intermediary in buying, selling and delivering energy.

Among the Portfolio's top performers was multimedia and entertainment giant AOL Time Warner. In May, the company's America Online unit announced it was raising its base Internet service subscription fee by $1.95 a month, which represents a considerable revenue bump from an entity with 30 million total subscribers. The online service is also persevering in an advertising market some observers characterize as the worst in a decade. While slowing ad sales make it difficult to attract first-time online advertisers, AOL's large subscriber base gives the corporation a competitive edge as it seeks to gain a larger share of existing Internet advertising budgets. Moreover, AOL Time Warner is already seeing benefits from cross-promotional efforts among its Internet, music and publishing properties.

With fear and panic characterizing the past few months, we've seen that a hostile market can punish even the best of companies. The upside is that the Portfolio is better positioned from a diversification and valuation standpoint and, hopefully, will reap substantial rewards when the market eventually rebounds.

Thank you for your investment in Janus Aspen Growth Portfolio.

Portfolio Asset Mix (% of Assets)               June 30, 2001  December 31, 2000
--------------------------------------------------------------------------------
Equities                                                94.1%              93.6%
  Foreign                                                8.5%               8.2%
  Europe                                                 3.9%               4.8%
Top 10 Equities                                         43.8%              37.9%
Number of Stocks                                           94                 88
Cash, Cash Equivalents
  and Fixed Income Securities                            5.9%               6.4%
--------------------------------------------------------------------------------

(1)  All returns include reinvested dividends and capital gains.

Past performance does not guarantee future results.

                                           Janus Aspen Series / June 30, 2001  1

Average Annual Total Return(1)
For the Periods Ended June 30, 2001
--------------------------------------------------------------------------------
Institutional Shares (Inception Date 9/13/93)
  1 Year                                                                (25.73)%
  5 Year                                                                  14.13%
  From Inception                                                          14.99%
--------------------------------------------------------------------------------

S&P 500 Index
  1 Year                                                                (14.82)%
  5 Year                                                                  14.48%
  From Inception Date of Institutional Shares                             15.48%
--------------------------------------------------------------------------------

Service Shares (Inception Date 12/31/99)
  1 Year                                                                (25.89)%
  5 Year                                                                  13.81%
  From Portfolio Inception                                                14.64%
--------------------------------------------------------------------------------
Returns shown for Service Shares for periods prior to their inception are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

In recent years returns have sustained significant gains and losses due to market volatility in the technology sector.

Due to market volatility, current performance may be lower than the figures shown. Call 1-800-504-4440 or visit janus.com for more current performance information.

(1) Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains. Standard & Poor's is a corporation that rates stocks and corporate and municipal bonds according to risk profiles. The S&P 500 is an index of 500 major, large-cap US corporations. The Portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio. These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 94.1%
Aerospace and Defense - 6.1%
     2,785,850   Boeing Co. .................................     $  154,893,260
       401,495   General Dynamics Corp. .....................         31,240,326
       331,775   Lockheed Martin Corp. ......................         12,292,264

                                                                     198,425,850

Airlines - 0.8%
       278,915   Ryanair Holdings PLC (ADR)* ................         14,489,634
       637,915   Southwest Airlines Co. .....................         11,795,048

                                                                      26,284,682

Applications Software - 0.6%
       252,605   Microsoft Corp.* ...........................         18,339,123

Beverages - Non-Alcoholic - 0.2%
       472,580   Coca-Cola Enterprises, Inc. ................          7,726,683

Broadcast Services and Programming - 3.1%
     1,992,399   AT&T Corp./Liberty Media Group - Class A* ..         34,847,059
     1,030,303   Clear Channel Communications, Inc.* ........         64,599,998

                                                                      99,447,057

Business To Business/E-Commerce - 0.2%
       310,312   i2 Technologies, Inc.* .....................          6,144,178

Cable Television - 7.6%
        87,425   Cablevision Systems Corp.* .................          2,255,565
       159,850   Cablevision Systems Corp. - Class A* .......          9,351,225
     4,288,997   Comcast Corp. - Special Class A* ...........        186,142,470
     1,060,920   Cox Communications, Inc. - Class A* ........         46,998,756

                                                                     244,748,016

Casino Hotels - 0.6%
     1,502,972   Park Place Entertainment Corp.* ............     $   18,185,961

Cellular Telecommunications - 1.3%
         2,468   NTT DoCoMo, Inc.** .........................         42,942,189

Chemicals - Specialty - 0.5%
       312,535   Eastman Chemical Co. .......................         14,886,042

Commercial Banks - 0.4%
       153,920   M&T Bank Corp. .............................         11,620,960

Commercial Services - 0.1%
        87,011   Arbitron, Inc.* ............................          2,096,965

Commercial Services - Financial - 0.9%
       719,342   Paychex, Inc. ..............................         28,773,680

Computer Services - 0.3%
       525,755   Ceridian Corp.* ............................         10,078,723

Computers - Memory Devices - 0.9%
       464,915   EMC Corp.* .................................         13,505,781
       215,215   VERITAS Software Corp.* ....................         14,318,254

                                                                      27,824,035

Cosmetics and Toiletries - 3.4%
     1,218,638   Colgate-Palmolive Co. ......................         71,887,456
       620,658   Procter & Gamble Co. .......................         39,597,980

                                                                     111,485,436

Data Processing and Management - 0.8%
       328,445   Automatic Data Processing, Inc. ............         16,323,717
       139,980   Fiserv, Inc.* ..............................          8,955,920

                                                                      25,279,637

See Notes to Schedules of Investments.

2  Janus Aspen Series / June 30, 2001

                                                  Janus | Aspen Growth Portfolio

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Diversified Operations - 5.8%
       570,478   Bombardier, Inc. - Class B .................     $    8,570,929
       766,985   Cendant Corp.* .............................         14,956,208
     1,743,293   General Electric Co. .......................         84,985,534
       460,195   Honeywell International, Inc. ..............         16,102,223
        39,225   Illinois Tool Works, Inc. ..................          2,482,943
       116,490   Minnesota Mining and Manufacturing Co. .....         13,291,509
       858,155   Tyco International, Ltd. ...................         46,769,447

                                                                     187,158,793

E-Commerce/Services - 0.4%
       178,187   eBay, Inc.* ................................         12,204,028

Electric - Generation - 0.6%
       461,100   AES Corp.* .................................         19,850,355

Electronic Components - 0.5%
     1,176,000   NEC Corp.** ................................         15,888,632

Electronic Components - Semiconductors - 1.4%
       174,935   International Rectifier Corp.* .............          5,965,283
       222,665   National Semiconductor Corp.* ..............          6,484,005
        98,335   NVIDIA Corp.* ..............................          9,120,571
       723,851   Texas Instruments, Inc. ....................         22,801,307

                                                                      44,371,166

Enterprise Software and Services - 0.5%
       371,197   BEA Systems, Inc.* .........................         11,399,460
       168,625   Micromuse, Inc.* ...........................          4,719,814

                                                                      16,119,274

Fiduciary Banks - 2.6%
     1,749,821   Bank of New York Company, Inc. .............         83,991,408

Finance - Investment Bankers/Brokers - 3.7%
       409,265   Goldman Sachs Group, Inc. ..................         35,114,937
     1,430,759   Merrill Lynch & Company, Inc. ..............         84,772,471

                                                                     119,887,408

Financial Guarantee Insurance - 0.9%
       417,270   MGIC Investment Corp. ......................         30,310,493

Food - Retail - 0.6%
       194,035   Albertson's, Inc. ..........................          5,819,110
       536,670   Kroger Co.* ................................         13,416,750

                                                                      19,235,860

Hotels and Motels - 0.8%
       655,985   Starwood Hotels & Resorts Worldwide, Inc. ..         24,455,121

Human Resources - 0.1%
       186,970   Robert Half International, Inc.* ...........          4,653,683

Identification Systems and Devices - 0.9%
     1,377,169   Symbol Technologies, Inc. ..................         30,573,152

Instruments - Scientific - 1.5%
     1,071,413   Dionex Corp.* ..............................         35,624,482
       211,710   Millipore Corp. ............................         13,121,786

                                                                      48,746,268

Insurance Brokers - 0.4%
       405,055   Aon Corp. ..................................         14,176,925

Internet Brokers - 1.6%
     3,283,021   Charles Schwab Corp. .......................         50,230,221

Life and Health Insurance - 1.2%
       306,905   AFLAC, Inc. ................................          9,664,438
       637,355   StanCorp Financial Group, Inc. .............         30,204,253

                                                                      39,868,691

Medical - Biomedical and Genetic - 0.7%
       408,281   Genentech, Inc.* ...........................     $   22,496,283

Medical - Drugs - 0.3%
       251,510   Pfizer, Inc. ...............................         10,072,975

Medical - Hospitals - 1.8%
       210,380   HCA, Inc. ..................................          9,507,072
       944,515   Tenet Healthcare Corp.* ....................         48,727,529

                                                                      58,234,601

Medical Products - 0.6%
       496,610   Becton, Dickinson and Co. ..................         17,773,672
        23,845   Stryker Corp. ..............................          1,307,898

                                                                      19,081,570

Multi-Line Insurance - 0.8%
       444,588   Aegon N.V ..................................         12,514,435
       338,195   Allstate Corp. .............................         14,877,198

                                                                      27,391,633

Multimedia - 16.6%
     6,749,958   AOL Time Warner, Inc.* .....................        357,747,774
     3,423,794   Viacom, Inc. - Class B* ....................        177,181,340
        23,530   Walt Disney Co. ............................            679,782

                                                                     535,608,896

Networking Products - 1.1%
     1,938,549   Cisco Systems, Inc.* .......................         35,281,592

Oil Companies - Integrated - 0.3%
       357,095   Petroleo Brasileiro S.A. (ADR) .............          9,284,470

Pipelines - 1.7%
     1,116,491   Enron Corp. ................................         54,708,059

Retail - Discount - 0.5%
       384,504   Costco Wholesale Corp.* ....................         15,795,424

Retail - Drug Store - 1.1%
     1,013,475   Walgreen Co. ...............................         34,610,171

Semiconductor Components/Integrated Circuits - 6.9%
       253,412   Integrated Device Technology, Inc.* ........          8,030,626
     2,681,280   Linear Technology Corp. ....................        118,566,202
     2,073,601   Maxim Integrated Products, Inc.* ...........         91,673,900
       273,450   Vitesse Semiconductor Corp.* ...............          5,753,388

                                                                     224,024,116

Semiconductor Equipment - 2.1%
       839,295   Applied Materials, Inc.* ...................         41,209,384
       211,300   KLA-Tencor Corp.* ..........................         12,354,711
       270,930   Novellus Systems, Inc.* ....................         15,386,115

                                                                      68,950,210

Super-Regional Banks - 0.6%
       324,477   Northern Trust Corp. .......................         20,279,812

Telecommunication Equipment - 2.3%
       282,571   Nokia Oyj ..................................          6,403,801
     3,073,600   Nokia Oyj (ADR) ............................         67,742,144

                                                                      74,145,945

Telecommunication Services - 1.5%
       207,970   Amdocs, Ltd.* ..............................         11,199,184
       843,590   Qwest Communications International, Inc. ...         26,885,213
       300,760   Time Warner Telecom, Inc. - Class A* .......         10,081,475

                                                                      48,165,872

See Notes to Schedules of Investments.

                                           Janus Aspen Series / June 30, 2001  3

Janus | Aspen Growth Portfolio

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Telephone - Integrated - 1.2%
       475,409   America Movil S.A. de C.V.
                   - Series L (ADR) .........................     $    9,917,032
     1,169,860   Telefonica S.A.* ...........................         14,419,730
       389,539   Telefonos de Mexico S.A. (ADR) .............         13,668,924

                                                                      38,005,686

Television - 1.6%
     1,230,691   Univision Communications, Inc. - Class A* ..         52,648,961

Transportation - Railroad - 0%
        11,262   Canadian National Railway Co. ..............            455,805
        11,970   Canadian National Railway Co.
                   - New York Shares ........................            484,785

                                                                         940,590

 Transportation - Services - 1.1%
       627,755   United Parcel Service, Inc. - Class B ......         36,284,239
--------------------------------------------------------------------------------
Total Common Stock (cost $2,833,264,287) ....................      3,042,021,800
--------------------------------------------------------------------------------
Corporate Bonds - 0%
Web Hosting/Design - 0%
$    4,085,000   Exodus Communications, Inc., 4.75%
                   convertible subordinated notes
                   due 7/15/08 (cost $3,432,450) ............            714,875
--------------------------------------------------------------------------------
Repurchase Agreement - 5.8%
   185,900,000   BankAmerica Securities L.L.C., 4.12%
                   dated 6/29/01, maturing 7/2/01
                   to be repurchased at $185,963,826
                   collateralized by $957,074,589 in
                   U.S. Government Agencies, 0%-26.5218%
                   1/20/12-5/15/31; with a value of
                   $189,618,000 (cost $185,900,000) .........        185,900,000
--------------------------------------------------------------------------------
U.S Government Agency - 0.8%
                 Federal Home Loan Bank System
    25,000,000     3.66%, 7/17/01
                   (amortized cost $24,959,333) .............         24,959,333
--------------------------------------------------------------------------------
Total Investments (total cost $3,047,556,070) - 100.7% ......      3,253,596,008
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (0.7%)     (22,175,702)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................     $3,231,420,306
--------------------------------------------------------------------------------

Summary of Investments by Country, June 30, 2001

Country                     % of Investment Securities              Market Value
--------------------------------------------------------------------------------
Bermuda                                           1.4%           $    46,769,447
Brazil                                            0.3%                 9,284,470
Canada                                            0.3%                 9,511,519
Finland                                           2.3%                74,145,945
Ireland                                           0.5%                14,489,634
Japan                                             1.8%                58,830,821
Mexico                                            0.7%                23,585,956
Netherlands                                       0.4%                12,514,435
Spain                                             0.4%                14,419,730
United Kingdom                                    0.3%                11,199,184
United States++                                  91.6%             2,978,844,867
--------------------------------------------------------------------------------
Total                                           100.0%           $ 3,253,596,008

++Includes Short-Term Securities (85.1% excluding Short-Term Securities)

Forward Currency Contracts, Open at June 30, 2001

Currency Sold and                   Currency          Currency        Unrealized
Settlement Date                   Units Sold   Value in $ U.S.       Gain/(Loss)
--------------------------------------------------------------------------------
Japenese Yen 10/26/01            479,300,000    $    3,893,560    $       79,582
Japenese Yen 11/9/01           1,750,000,000        14,237,597           154,554
--------------------------------------------------------------------------------
Total                                           $   18,131,157    $      234,136

See Notes to Schedules of Investments.

4  Janus Aspen Series / June 30, 2001

                                       Janus | Aspen Aggressive Growth Portfolio

(Photo)
Jim Goff
portfolio manager

For the six-month period ended June 30, 2001, Janus Aggressive Growth Portfolio's Institutional Shares lost 26.50%, while the Service Shares lost 26.58%. This compares to a 12.96% drop in the Russell MidCap Growth Index and a 0.97% gain in the S&P MidCap 400 Index.(1) Our focus on companies with very high rates of earnings and revenue growth worked against us as a wide range of factors converged to create an extremely difficult environment for aggressive growth stocks.

As the period began, a series of six consecutive interest rate decreases by the Federal Reserve had finally succeeded in cooling off the U.S. economy, which is now suffering its most sudden slowdown since the OPEC-induced recession of the early 1970s. This was compounded by an alarming drop in consumer confidence, which was, in turn, driven by skyrocketing energy prices and the evaporation (and ultimate reversal of) the so-called "wealth effect."

This  weakness  quickly  spread to the  corporate  sector,  where a  cascade  of disappointing earnings announcements soon turned into a flurry of pink slips. The darkening outlook also forced businesses to suddenly scale back or cancel plans for further increases in technology and telecommunications investment - a fact that worked directly against many of our fastest-growing holdings. If that weren't enough, the demise of countless dot-coms and the well-publicized difficulties of numerous upstart telecommunications providers effectively removed the pressure felt by existing companies to build out their networks and service offerings in an effort to compete with the aggressive newcomers, pressuring capital investment even further.

In this environment it's perhaps not surprising that optical telecom equipment stocks such as Avanex were among our biggest disappointments. The stock fell sharply as one industry peer after another announced that earnings would fall short of expectations. We sold the position in response to the dramatic decline in telecommunications equipment spending and delays that may push the introduction of new products out by as much as a year.

Our exposure to biotechnology stocks such as Human Genome Sciences, Millennium Pharmaceuticals and others also worked against us. Many of these stocks fell sharply despite a continuing stream of positive news from some of the industry's most notable players. Millennium, for example, entered into a new research pact with drug giant Abbott Labs even as an existing partnership with Germany's Bayer bore fruit in the form of a cancer drug that progressed from genomic concept to clinical candidate status in a mere 18 months. We remain committed to this group of companies despite the recent turbulence and believe the value proposition they offer, namely a dramatic improvement in the drug discovery process, makes the longer-term outlook favorable.

Despite these and other disappointments, there were several standouts. Examples included TMP Worldwide and eBay, two Web-based companies that are leveraging new technology in ways that provide dramatic improvements in efficiency for the individuals and businesses they interact with. For example, TMP Worldwide - which operates job search engine Monster.com - allows human resources professionals to quickly and cheaply reach a much wider pool of applicants than was previously possible with more traditional methods of recruiting such as newspaper want ads. The company has been well-rewarded for its success. In June, TMP announced that it now had more than 11 million resumes in its database while the average number of "hits" at its flagship Monster.com job search site surpassed 860,000 per day. Investors sent the stock higher in recognition of TMP's dominance of the online job market and the immense value it provides as corporations everywhere seek to cut costs in an uncertain economy.

Meanwhile online auctioneer eBay, whose stock more than doubled during the period, continued to build on its initial success uniting buyers and sellers of collectibles and low-priced consumer goods by extending its reach into other areas. Acceptance by both buyers and sellers of big-ticket items such as automobiles and high-tech equipment has been encouraging, and we believe the company's outstanding franchise will provide an avenue for growth for years to come.

While we are disappointed with our results in what has been an extremely difficult market for growth stocks, we believe the Portfolio is well-positioned to rebound when the market regains its footing. Investors tend to paint stocks with a very broad brush during times of turmoil, and great companies often take a beating beside those that are fundamentally unsound. In time, however, the market always manages to sort the tennis balls from the eggs, and we are therefore encouraged by the fact that the business fundamentals possessed by virtually all of our companies have remained strong despite the market's volatile performance. Furthermore, it's quite likely that stock prices will begin to discount a recovery months before it becomes evident in the economic data, and by holding on to those companies that are well-positioned to lead the market out of its current funk, we hope to participate fully and forcefully when the turnaround comes.

Thank you for your investment in Janus Aspen Aggressive Growth Portfolio.

Portfolio Asset Mix (% of Assets)               June 30, 2001  December 31, 2000
--------------------------------------------------------------------------------
Equities                                                92.1%              94.1%
  Foreign                                                0.6%               1.3%
Top 10 Equities                                         36.9%              43.2%
Number of Stocks                                           59                 59
Cash, Cash Equivalents
  and Fixed Income Securities                            7.9%               5.9%
--------------------------------------------------------------------------------

(1)  All returns include reinvested dividends and capital gains.

Past performance does not guarantee future results.

                                           Janus Aspen Series / June 30, 2001  5

Average Annual Total Return(1)
For the Periods Ended June 30, 2001
--------------------------------------------------------------------------------
Institutional Shares (Inception Date 9/13/93)
  1 Year                                                                (50.66)%
  5 Year                                                                  10.52%
  From Inception                                                          16.23%
--------------------------------------------------------------------------------

S&P MidCap 400 Index
  1 Year                                                                   8.87%
  5 Year                                                                  18.54%
  From Inception Date of Institutional Shares                             16.90%
--------------------------------------------------------------------------------

Service Shares (Inception Date 12/31/99)
  1 Year                                                                (50.79)%
  5 Year                                                                  10.23%
  From Portfolio Inception                                                15.92%
--------------------------------------------------------------------------------
Returns shown for Service Shares for periods prior to their inception (December 31, 1999) are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

In recent years returns have sustained significant gains and losses due to market volatility in the technology and telecommunications sectors.

Aggressive funds may be subject to greater price volatility.

Due to market volatility, current performance may be lower than the figures shown. Call 1-800-504-4440 or visit janus.com for more current performance information.

(1) Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains. Standard & Poor's is a corporation that rates stocks and corporate and municipal bonds according to risk profiles. The S&P MidCap 400 Index is an index of 400 US corporations of medium capitalization. The Russell Midcap Growth Index measures the performance of the 800 smallest companies in the Russell 1000 Index; managed by the Frank Russell Company. The Portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio. These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 92.1%
Advertising Sales - 2.0%
     1,293,908   Lamar Advertising Co.* .....................     $   56,931,952

Airlines - 1.2%
     1,731,665   Southwest Airlines Co. .....................         32,018,487

Cable Television - 2.8%
     3,354,235   Charter Communications, Inc. - Class A* ....         78,321,387

Cellular Telecommunications - 3.2%
     2,058,119   Western Wireless Corp. - Class A* ..........         88,499,117

Commercial Banks - 0%
        36,865   North Fork Bancorporation, Inc. ............          1,142,815

Commercial Services - 0.6%
       493,160   Plexus Corp.* ..............................         16,274,280

Commercial Services - Financial - 8.7%
       894,875   Concord EFS, Inc.* .........................         46,542,449
     4,843,063   Paychex, Inc. ..............................        193,722,520

                                                                     240,264,969

Distribution and Wholesale - 0.1%
        33,745   Fastenal Co. ...............................          2,091,515

Diversified Operations - 1.9%
     2,637,755   Cendant Corp.* .............................         51,436,222

Drug Delivery Systems - 2.7%
       987,897   Andrx Group, Inc.* .........................         76,068,069

E-Commerce/Services - 6.9%
     1,326,440   eBay, Inc.* ................................     $   90,847,876
       389,445   HomeStore.com, Inc.* .......................         13,614,997
     1,450,168   TMP Worldwide, Inc.* .......................         85,719,430

                                                                     190,182,303

Electric - Generation - 4.5%
     2,919,045   AES Corp.* .................................        125,664,887

Electronic Components - 0.6%
       305,435   Celestica, Inc. - New York Shares* .........         15,729,903

Electronic Components - Semiconductors - 4.3%
     2,441,584   Cree, Inc.* ................................         63,835,214
     1,552,215   Intersil Corp. -Class A* ...................         56,500,626

                                                                     120,335,840

Independent Power Producer - 1.9%
       724,765   Calpine Corp.* .............................         27,396,117
     1,072,650   Reliant Resources, Inc.* ...................         26,494,455

                                                                      53,890,572

Internet Brokers - 1.4%
     1,684,170   Charles Schwab Corp. .......................         25,767,801
     1,937,380   E*TRADE Group, Inc.* .......................         12,496,101

                                                                      38,263,902

See Notes to Schedules of Investments.

6  Janus Aspen Series / June 30, 2001

                                       Janus | Aspen Aggressive Growth Portfolio

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Medical - Biomedical and Genetic - 8.1%
       807,385   Enzon, Inc.* ...............................     $   50,461,563
     1,610,633   Human Genome Sciences, Inc.* ...............         97,040,638
       238,825   Invitrogen Corp.* ..........................         13,288,223
     1,764,585   Millennium Pharmaceuticals, Inc.* ..........         62,783,934

                                                                     223,574,358

Medical - Drugs - 2.6%
       685,090   Priority Healthcare Corp.* .................         19,374,345
     1,290,072   Sepracor, Inc.* ............................         51,344,866

                                                                      70,719,211

Medical - Hospitals - 0.2%
       213,990   Community Health Care Corp.* ...............          6,312,705

Medical - Nursing Homes - 0.3%
       220,485   Manor Care, Inc.* ..........................          7,000,399

Medical - Wholesale Drug Distributors - 3.1%
     1,231,237   Cardinal Health, Inc. ......................         84,955,353

Medical Labs and Testing Services - 2.8%
       513,405   Laboratory Corporation of America Holdings*          39,480,845
       522,030   Quest Diagnostics, Inc.* ...................         39,073,946

                                                                      78,554,791

Oil - Field Services - 1.7%
       546,306   Hanover Compressor Co.* ....................         18,077,266
       896,250   Hanover Compressor Co.*,(ss) ...............         29,656,913

                                                                      47,734,179

Oil Companies - Exploration and Production - 1.1%
       874,895   EOG Resources, Inc. ........................         31,102,517

Oil Field Machinery and Equipment - 0.3%
       341,125   Universal Compression Holdings, Inc.* ......          9,687,950

Pharmacy Services - 0.4%
       480,845   Omnicare, Inc. .............................          9,713,069

Pipelines - 2.1%
     1,175,040   Kinder Morgan, Inc. ........................         59,045,760

Radio - 2.2%
       432,816   Cox Radio, Inc. - Class A* .................         12,053,926
       252,471   Entercom Communications Corp.* .............         13,534,970
       617,367   Hispanic Broadcasting Corp.* ...............         17,712,259
     1,557,165   Sirius Satellite Radio, Inc.* ..............         18,981,841

                                                                      62,282,996

Reinsurance - 1.2%
        14,115   Berkshire Hathaway, Inc. - Class B* ........         32,464,500

Retail - Drug Store - 2.9%
     2,340,900   Walgreen Co. ...............................         79,941,735

Satellite Telecommunications - 1.2%
       991,175   EchoStar Communications Corp.* .............         32,133,894

Schools - 3.0%
     1,927,616   Apollo Group, Inc. - Class A* ..............         81,827,299

Semiconductor Components/Integrated Circuits - 4.6%
     1,646,740   Integrated Device Technology, Inc.* ........         52,185,191
       649,700   Maxim Integrated Products, Inc.* ...........         28,723,237
     2,223,427   Vitesse Semiconductor Corp.* ...............         46,780,904

                                                                     127,689,332

Super-Regional Banks - 0.6%
       252,585   Northern Trust Corp. .......................         15,786,562

Telecommunication Equipment - 1.2%
     1,442,015   Sonus Networks, Inc.* ......................         33,685,470

Therapeutics - 2.6%
       922,867   Abgenix, Inc.* .............................     $   41,529,015
     1,295,533   Medarex, Inc.* .............................         30,445,025

                                                                      71,974,040

Transportation - Services - 0.1%
        27,980   C.H. Robinson Worldwide, Inc. ..............            780,362
        49,730   Expeditors International of Washington, Inc.          2,983,750

                                                                       3,764,112

Wireless Equipment - 7.0%
     4,011,037   American Tower Corp.* ......................         82,908,135
     5,566,196   Crown Castle International Corp.* ..........         91,285,614
       827,480   SBA Communications Corp.* ..................         20,480,130

                                                                     194,673,879
--------------------------------------------------------------------------------
Total Common Stock (cost $2,712,829,854) ....................      2,551,740,331
--------------------------------------------------------------------------------
Corporate Bonds - 0.1%
Wireless Equipment - 0.1%
$    2,785,000   American Tower Corp., 9.375%
                   senior notes, due 2/1/09
                   (cost $2,604,858)+ .......................          2,597,012
--------------------------------------------------------------------------------
Repurchase Agreement - 3.3%
    90,500,000   BankAmerica Securities L.L.C., 4.12%
                   dated 6/29/01, maturing 7/2/01
                   to be repurchased at $90,531,072
                   collateralized by $465,923,886 in
                   U.S. Government Agencies, 0%-26.5218%
                   1/20/12-5/15/31; with a value
                   of $92,310,000 (cost $90,500,000) ........         90,500,000
--------------------------------------------------------------------------------
Short-Term Corporate Note - 1.8%
                 Deutsche Bank A.G.
    50,000,000     3.96%, 7/10/01
                   (amortized cost $49,950,500) .............         49,950,500
--------------------------------------------------------------------------------
U.S. Government Agencies - 2.7%
                 Fannie Mae
    50,000,000     4.42%, 8/13/01 ...........................         49,736,028
                 Federal Home Loan Bank System
    25,000,000     3.82%, 9/14/01 ...........................         24,809,847
--------------------------------------------------------------------------------
Total U.S. Government Agencies (cost $74,537,069) ...........         74,545,875
--------------------------------------------------------------------------------
Total Investments (total cost $2,930,422,281) - 100% ........      2,769,333,718
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0% .            473,763
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................     $2,769,807,481
--------------------------------------------------------------------------------

Summary of Investments by Country, June 30, 2001

Country                     % of Investment Securities              Market Value
--------------------------------------------------------------------------------
Canada                                            0.6%           $    15,729,903
United States++                                  99.4%             2,753,603,815
--------------------------------------------------------------------------------
Total                                           100.0%           $ 2,769,333,718

++Includes Short-Term Securities (91.7% excluding Short-Term Securities)

See Notes to Schedules of Investments.

                                           Janus Aspen Series / June 30, 2001  7

Janus | Aspen Capital Appreciation Portfolio

(Photo)
Scott Schoelzel
portfolio manager

For the six  months  ended  June 30,  2001,  Janus  Aspen  Capital  Appreciation
Portfolio declined 13.51% for its Institutional Shares and 13.60% for its Service Shares. This compares with a 6.69% loss posted by its benchmark, the S&P 500 Index.(1)

As we exited calendar year 2000, I was reasonably optimistic that the storm had passed. We had endured the worst one-year performance of the major stock indices in decades, and as we entered 2001, I felt a genuine sense of optimism that the worst was behind us. Adding to my optimism was the Federal Reserve's decision to lower the Fed Funds rate in the first few days of the new year, and although many of our companies were expressing some anxiety about the tone of business, the markets began to rally. I even remember telling a couple of our younger analysts that things would get better in 2001 - after all, "we can't fall out of a basement." What I forgot to tell them is that the "basement can always flood."

Although the Fed has embarked on an aggressive round of rate cutting (a drop each month of the period left short-term interest rates at 3.75%), the news from corporate America continues to be generally weak. Executives from virtually every industry, in the U.S. and abroad, have commented to us that they have been surprised by both the speed and the severity of the slowdown. Even bellwether companies like Cisco Systems, which were previously thought to be immune from the vagaries of the business cycle, were humbled as the economy slowed. Their management teams misjudged the severity of the environment, and their stock price plummeted.

So where do we go from here?

I expect the Fed's recent actions and the impact of the expected Bush tax cut will eventually stimulate both the economy and the financial markets. In turn, the markets should turn up far in advance of the economic statistics.

Nevertheless, the Portfolio is invested in a slightly broader array of companies than in the immediate past. In addition to our long-held positions in Citigroup and Merrill Lynch, we built a position in Goldman Sachs and Wells Fargo. All four companies have judiciously managed their expense levels during the recent downturn and are poised to increase their market shares globally as the markets revive.

We also increased our exposure to the media and entertainment industry, namely AOL Time Warner. The opportunities to globally expand the AOL online service, as well as the CNN, HBO, CBS, MTV and Nickelodeon brand franchises, continue to be open-ended. Furthermore, AOL Time Warner is led by an excellent management team that has managed the company's cost structure admirably during the recent slowdown. We expect AOL Time Warner to benefit from the anticipated revival in advertising and consumer spending.

We also established a small position in the energy sector via investments in ExxonMobil, Occidental Petroleum and El Paso Corporation. We continue to look for incremental opportunities in this area of the market and are still trying to determine just how sustainable the investment opportunity will be in this highly volatile industry during the coming years.

Perhaps our most disappointing results came from the Portfolio's smaller "farm team" investments. These are companies we believe have the potential to become the brand-name franchises of tomorrow. Palm Computing's woes were illustrative of many of the frustrations we had with these investments. Palm's strength lies in its exposure to both the hardware and software sides of the personal digital assistant business. In essence, if Palm were a PC maker, it would combine Microsoft's command of the operating system software market with Apple Computer's substantial presence in the hardware market into a single, powerful company. Unfortunately, as is often the case in many fast-growing hyper-markets, the management team mismanaged a key product transition just as the economy began to slow. The stock suffered mightily and now Palm's leadership position is in jeopardy. Thus, we sold our position. However, long term, we are confident that the market for wireless, handheld, broadband communication devices will be very lucrative, so we'll be watching this area closely.

Despite the Portfolio's poor performance, I believe the worst is behind us. Valuations are more compelling and, for all its shortcomings, the so-called "new economy" has lit the path to the future. I am convinced that we are in the very early stages of the digitization of virtually every aspect of the economy both old and new. The companies that can harness the power of these new technologies and profitably provide compelling products and services will become the true breakaway players in their respective fields. With that said, I continue to be particularly excited about the opportunities we are finding in the
media/entertainment,       pharmaceuticals,      healthcare,      biotechnology,
telecommunications, technology, financial services and energy industries.

Thank you for your continued confidence and investment in Janus Aspen Capital Appreciation Portfolio.

Portfolio Asset Mix (% of Assets)               June 30, 2001  December 31, 2000
--------------------------------------------------------------------------------
Equities                                                90.2%              58.2%
  Foreign                                               12.5%               9.5%
  Europe                                                 5.1%               2.7%
Top 10 Equities                                         42.7%              35.6%
Number of Stocks                                           33                 27
Cash and Cash Equivalents                                9.8%              41.8%
--------------------------------------------------------------------------------

(1)  All returns include reinvested dividends and capital gains.

Past performance does not guarantee future results.

8  Janus Aspen Series / June 30, 2001

Average Annual Total Return(1)
For the Periods Ended June 30, 2001
--------------------------------------------------------------------------------
Institutional Shares (Inception Date 5/1/97)
  1 Year                                                                (26.29)%
  From Inception                                                          22.97%
--------------------------------------------------------------------------------

S&P 500 Index
  1 Year                                                                (14.82)%
  From Inception of Institutional Shares                                  12.24%
--------------------------------------------------------------------------------

Service Shares (Inception Date 12/31/99)
  1 Year                                                                (26.47)%
  From Portfolio Inception                                                22.47%
--------------------------------------------------------------------------------
Returns shown for Service Shares for periods prior to their inception are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

In recent years returns have sustained significant gains and losses due to market volatility in the technology sector.

Concentration may lead to greater price volatility.

Due to market volatility, current performance may be lower than the figures shown. Call 1-800-504-4440 or visit janus.com for more current performance information.

(1) Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains. Standard & Poor's is a corporation that rates stocks and corporate and municipal bonds according to risk profiles. The S&P 500 is an index of 500 major, large-cap US corporations. The Portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio. These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 90.2%
Computers - 2.9%
     1,293,171   Research in Motion, Ltd.* ..................     $   41,704,765

Computers - Memory Devices - 2.1%
     1,028,838   EMC Corp.* .................................         29,887,744

Diversified Financial Services - 5.5%
     1,489,055   Citigroup, Inc. ............................         78,681,666

Diversified Operations - 7.3%
       914,208   General Electric Co. .......................         44,567,640
       526,535   Minnesota Mining and Manufacturing Co. .....         60,077,644

                                                                     104,645,284

Electronic Components - 4.6%
     1,688,642   Flextronics International, Ltd.* ...........         44,090,443
       911,210   Sanmina Corp.* .............................         21,331,426

                                                                      65,421,869

Finance - Investment Bankers/Brokers - 11.4%
       704,380   Goldman Sachs Group, Inc. ..................         60,435,804
     1,130,894   Merrill Lynch & Company, Inc. ..............         67,005,469
       568,350   Morgan Stanley Dean Witter & Co. ...........         36,505,121

                                                                     163,946,394

Independent Power Producer - 3.9%
       816,405   Calpine Corp.* .............................         30,860,109
       731,075   Mirant Corp.* ..............................         25,148,980

                                                                      56,009,089

Internet Security - 1.4%
       345,564   VeriSign, Inc.* ............................         20,737,296

Medical - Drugs - 8.3%
       632,384   Allergan, Inc. .............................     $   54,068,832
       992,605   AstraZeneca Group PLC (ADR) ................         46,404,284
       452,547   Pfizer, Inc. ...............................         18,124,507

                                                                     118,597,623

Medical - HMO - 3.7%
       676,660   Oxford Health Plans, Inc.* .................         19,352,476
       554,520   UnitedHealth Group, Inc. ...................         34,241,610

                                                                      53,594,086

Multimedia - 7.3%
     1,973,967   AOL Time Warner, Inc.* .....................        104,620,251

Oil Companies - Exploration and Production - 4.2%
       661,215   Anadarko Petroleum Corp. ...................         35,725,446
       680,165   EOG Resources, Inc. ........................         24,179,866

                                                                      59,905,312

Oil Companies - Integrated - 10.0%
       501,025   Exxon Mobil Corp. ..........................         43,764,534
       672,950   Occidental Petroleum Corp. .................         17,893,741
     1,189,320   Unocal Corp. ...............................         40,615,278
     1,407,865   USX-Marathon Group, Inc. ...................         41,546,096

                                                                     143,819,649

Pipelines - 3.1%
       856,780   El Paso Corp. ..............................         45,015,221

Retail - Apparel and Shoe - 3.5%
     1,748,155   Gap, Inc. ..................................         50,696,495

Retail - Building Products - 1.8%
       537,983   Home Depot, Inc. ...........................         25,043,109

See Notes to Schedules of Investments.

                                           Janus Aspen Series / June 30, 2001  9

Janus | Aspen Capital Appreciation Portfolio

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Satellite Telecommunications - 0.7%
       307,308   EchoStar Communications Corp.* .............     $    9,962,925

Super-Regional Banks - 3.2%
       989,650   Wells Fargo & Co. ..........................         45,949,450

Telecommunication Equipment - 1.9%
     1,221,832   Nokia Oyj (ADR) ............................         26,929,177

Telephone - Integrated - 1.4%
       566,894   Telefonos de Mexico S.A. (ADR) .............         19,892,310

Transportation - Services - 2.0%
       506,825   United Parcel Service, Inc. - Class B ......         29,294,485
--------------------------------------------------------------------------------
Total Common Stock (cost $1,399,205,982) ....................      1,294,354,200
--------------------------------------------------------------------------------
Repurchase Agreements - 6.0%
$   85,600,000   BankAmerica Securities L.L.C., 4.12%
                   dated 6/29/01, maturing 7/2/01
                   to be repurchased at $85,629,389
                   collateralized by $440,697,067 in
                   U.S. Government Agencies, 0%-26.5218%
                   1/20/12-5/15/31; with a value
                   of $87,312,000 (cost $85,600,000) ........         85,600,000
--------------------------------------------------------------------------------
U.S. Government Agencies - 3.1%
                 Fannie Mae
    20,000,000     3.63%, 7/26/01 ...........................         19,949,583
                 Federal Home Loan Bank System
    25,000,000     3.66%, 7/17/01 ...........................         24,959,333
--------------------------------------------------------------------------------
Total U.S. Government Agencies (amortized cost $44,908,916) .         44,908,916
--------------------------------------------------------------------------------
Total Investments (total cost $1,529,714,898) - 99.3% .......      1,424,863,116
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0.7%          9,643,475
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................     $1,434,506,591
--------------------------------------------------------------------------------

Summary of Investments by Country, June 30, 2001

Country                     % of Investment Securities              Market Value
--------------------------------------------------------------------------------
Canada                                            2.9%           $    41,704,765
Finland                                           1.9%                26,929,177
Mexico                                            1.4%                19,892,310
Singapore                                         3.1%                44,090,443
United Kingdom                                    3.3%                46,404,284
United States++                                  87.4%             1,245,842,137
--------------------------------------------------------------------------------
Total                                           100.0%           $ 1,424,863,116

++Includes Short-Term Securities (78.3% excluding Short-Term Securities)

See Notes to Schedules of Investments.

10  Janus Aspen Series / June 30, 2001

                                                Janus | Aspen Balanced Portfolio

(Photo)
Karen L. Reidy
portfolio manager

For the six months ended June 30, 2001, Janus Aspen Balanced Portfolio lost 3.42% for its Institutional Shares and fell 3.57% for its Service Shares, compared to its benchmarks, the S&P 500 Index which returned a loss of 6.69% and the Lehman Brothers Government/Credit Index which returned 3.51%.(1)

It was tough going for equity markets during the past six months as unremitting volatility continued to weigh down stocks across the board. Sluggish business investment, weakening corporate profits, widespread job layoffs and high energy prices combined to fuel the unsettling swings and suggested the economy could be falling into a recession.

With the economic outlook in doubt, central bankers took dramatic steps in early January and surprised investors with a half-point inter-meeting interest rate cut. Later, the Fed was again spurred into action, slashing borrowing costs five more times for a total of six reductions in as many months. After getting a temporary boost after each easing, stocks resumed their slide, unable to gain any footing amid worries about deteriorating company earnings. By period-end, all three major market indices had retreated.

Meanwhile, fears that the Fed's aggressive rate-cutting campaign could ignite inflation boosted the yield on the 30-year U.S. Treasury bond. On the Portfolio's fixed-income side, we slightly lengthened the duration of our debt holdings based on the view that there could be more negative news ahead for the economy. This should allow us to capture the more attractive yields available at the long end of the maturity curve.

The atmosphere of uncertainty that prevailed during the period presented some unique challenges, to say the least. To meet those challenges, we relied as always on our research-intensive stock-picking approach to uncover companies led by outstanding management teams committed to consistent earnings growth and improving returns on capital. Professional services firm Marsh & McLennan would certainly fall into that category. Nevertheless, the parent of insurance brokerage Marsh, Putnam Investments and Mercer Consulting Group was among our disappointments. Our interest in the company was piqued last year when we noticed that premium rates were rising in the commercial property insurance industry. Supported by this favorable pricing trend, Marsh has enjoyed high returns on capital and high free cash flow. Still, its stock has slumped as Putnam's assets under management have dropped along with the market. Given this downturn, we slightly trimmed our position and are keeping a close eye on the situation.

SBC Communications, the second-biggest U.S. local phone carrier, also hindered our results. We first questioned the soundness of SBC's business model last fall when the company missed its targets for DSL subscriber growth. Our research also indicated that its DSL installation process remained very labor-intensive and costly. Furthermore, SBC's plans to roll out long distance in its local markets were being threatened by sagging prices. Consequently, we liquidated our SBC stock earlier this year at a small gain.

On the plus side, Tenet Healthcare Corporation was a standout. Since taking the helm of the healthcare services company in the early 1990s, CEO Jeffrey Barbakow has overseen its growth from 35 to more than 100 acute-care hospitals. Key to his success was the acquisition of major competitors and some not-for-profit hospitals concentrated in Florida and Southern California, home to affluent, retirement-aged populations. This "core clustering" business model has allowed Tenet to leverage the procurement of supplies, which has improved margins and accelerated free cash flow growth. The result has been rising earnings and a rising stock price.

Bank of America was also a solid performer. The corporation grew from a regional bank into a powerhouse in the retail banking business under the 18-year leadership of recently retired CEO Hugh McColl. However, his strategy of consolidating banks in the southeastern U.S. and purchasing major financial services companies depressed Bank of America shares for years. But when McColl handed over the reins to new CEO Ken Lewis, he announced an end to acquisitions and an emphasis on customer service. So we took a fresh look and liked what we saw: a company with one of the best brand names in the industry, generating $16 billion a year in capital and trading for a very attractive valuation. Ultimately, we are confident the market will acknowledge those excess cash reserves and reward Bank of America with a higher stock price.

Amid the ongoing uncertainty, we are doubling our efforts, doing the kind of research that gives us the conviction to successfully navigate these choppy waters. In the end, we believe our proven, company-by-company approach will help us find the market's next-generation winners.

Thank you for your investment in Janus Aspen Balanced Portfolio.

Portfolio Asset Mix (% of Assets)               June 30, 2001  December 31, 2000
--------------------------------------------------------------------------------
Equities                                                43.8%              42.9%
Top 10 Equities                                         15.1%              17.3%
Number of Stocks                                           70                 63
Fixed Income Securities
  U.S. Government Obligations                           21.1%              23.0%
  Investment-Grade
    Corporate Bonds/Warrants                            19.0%              15.2%
  High-Yield/High-Risk
    Corporate Bonds                                      1.5%               3.0%
  Preferred Stock                                        1.7%               1.7%
Other Securities                                           --               0.3%
Cash and Cash Equivalents                               12.9%              13.9%
--------------------------------------------------------------------------------

(1)  All returns include reinvested dividends and capital gains.

Past performance does not guarantee future results.

                                          Janus Aspen Series / June 30, 2001  11

Average Annual Total Return(1)
For the Periods Ended June 30, 2001
--------------------------------------------------------------------------------
Institutional Shares (Inception Date 9/13/93)
  1 Year                                                                 (6.28)%
  5 Year                                                                  16.43%
  From Inception                                                          15.50%
--------------------------------------------------------------------------------

Lehman Brothers Government/Credit Index
  1 Year                                                                  11.13%
  5 Year                                                                   7.38%
  From Inception Date of Institutional Shares                              6.32%

--------------------------------------------------------------------------------

S&P 500 Index
  1 Year                                                                (14.82)%
  5 Year                                                                  14.48%
  From Inception Date of Institutional Shares                             15.48%

--------------------------------------------------------------------------------

Service Shares (Inception Date 12/31/99)
  1 Year                                                                 (6.53)%
  5 Year                                                                  16.40%
  From Portfolio Inception                                                15.50%
--------------------------------------------------------------------------------
Returns shown for Service Shares for periods prior to their inception are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

Due to market volatility, current performance may be lower than the figures shown. Call 1-800-504-4440 or visit janus.com for more current performance information.

In recent years returns have sustained significant gains and losses due to market volatility in the technology sector.

(1) Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains. Standard & Poor's is a corporation that rates stocks and corporate and municipal bonds according to risk profiles. The S&P 500 is an index of 500 major, large-cap US corporations. The Lehman Brothers Government/Credit Index is defined as an index consisting of more than 4,000 government and corporate bonds; managed by Lehman Brothers. The Portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio. These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 43.8%
Aerospace and Defense - 0.2%
       136,045   Boeing Co. .................................     $    7,564,102

Agricultural Operations - 0.6%
       534,030   Monsanto Co. ...............................         19,759,110

Applications Software - 0.7%
       352,530   Microsoft Corp.* ...........................         25,593,678

Automotive - Cars and Light Trucks - 1.4%
       858,562   BMW A.G ....................................         28,273,730
       350,560   General Motors Corp. .......................         22,558,536

                                                                      50,832,266

Automotive - Truck Parts and Equipment - 1.0%
     1,736,850   Delphi Automotive Systems Corp. ............         27,668,020
       338,735   Visteon Corp. ..............................          6,225,949

                                                                      33,893,969

Beverages - Non-Alcoholic - 0.4%
       350,975   PepsiCo, Inc. ..............................         15,513,095

Beverages - Wine and Spirits - 0.4%
     1,291,591   Diageo PLC .................................         14,168,751

Brewery - 1.0%
       852,489   Anheuser-Busch Companies, Inc. .............         35,122,547

Broadcast Services and Programming - 0.5%
     1,087,971   AT&T Corp./Liberty Media Group
                   - Class A* ...............................         19,028,613

Cable Television - 0.7%
       541,834   Comcast Corp. - Special Class A* ...........         23,515,596

Cellular Telecommunications - 0.8%
     1,755,171   AT&T Wireless Group, Inc.* .................     $   28,697,046

Chemicals - Diversified - 1.6%
       705,800   E.I. du Pont de Nemours and Co. ............         34,047,792
     1,437,578   Lyondell Chemical Co. ......................         22,109,950

                                                                      56,157,742

Coal - 0%
        33,825   CONSOL Energy, Inc. ........................            855,773

Computers - 0.8%
     1,228,780   Apple Computer, Inc.* ......................         28,569,135

Computers - Memory Devices - 0.7%
       473,556   EMC Corp.* .................................         13,756,802
       150,960   VERITAS Software Corp.* ....................         10,043,369

                                                                      23,800,171

Computers - Peripheral Equipment - 0.7%
       371,870   Lexmark International Group, Inc. - Class A*         25,008,257

Cosmetics and Toiletries - 1.0%
       571,175   Procter & Gamble Co. .......................         36,440,965

Data Processing and Management - 0.9%
       633,164   Automatic Data Processing, Inc. ............         31,468,251

Diversified Financial Services - 2.7%
     1,773,876   Citigroup, Inc. ............................         93,731,608

Diversified Operations - 5.2%
     2,299,764   General Electric Co. .......................        112,113,495
       563,880   Honeywell International, Inc. ..............         19,730,161
       184,320   Illinois Tool Works, Inc. ..................         11,667,456
       242,745   Minnesota Mining and Manufacturing Co. .....         27,697,204
       234,005   Textron, Inc. ..............................         12,879,635

                                                                     184,087,951

See Notes to Schedules of Investments.

12  Janus Aspen Series / June 30, 2001

                                                Janus | Aspen Balanced Portfolio

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Electronic Components - Semiconductors - 1.6%
       968,346   Advanced Micro Devices, Inc.* ..............     $   27,965,832
       662,190   National Semiconductor Corp.* ..............         19,282,973
       273,612   Texas Instruments, Inc. ....................          8,618,778

                                                                      55,867,583

Electronic Design Automation - 0.5%
       912,017   Cadence Design Systems, Inc.* ..............         16,990,877

Engines - Internal Combustion - 0.5%
       425,160   Cummins, Inc. ..............................         16,453,692

Fiduciary Banks - 0.3%
       187,970   Bank of New York Company, Inc. .............          9,022,560

Finance - Investment Bankers/Brokers - 0.7%
        62,250   Goldman Sachs Group, Inc. ..................          5,341,050
       355,965   Merrill Lynch & Company, Inc. ..............         21,090,926

                                                                      26,431,976

Food - Retail - 0.7%
       516,870   Safeway, Inc.* .............................         24,809,760

Insurance Brokers - 1.1%
       397,865   Marsh & McLennan Companies, Inc. ...........         40,184,365

Life and Health Insurance - 0.2%
       183,335   American General Corp. .....................          8,515,911

Medical - Hospitals - 1.6%
     1,061,520   Tenet Healthcare Corp.* ....................         54,763,817

Medical Instruments - 0.7%
       237,135   Guidant Corp.* .............................          8,536,860
       315,005   Medtronic, Inc. ............................         14,493,380

                                                                      23,030,240

Money Center Banks - 1.9%
       558,425   Bank of America Corp. ......................         33,522,253
       714,890   J.P. Morgan Chase & Co. ....................         31,884,094

                                                                      65,406,347

Motorcycle and Motor Scooter Manufacturing - 0.4%
       300,513   Harley-Davidson, Inc. ......................         14,148,152

Multi-Line Insurance - 0.7%
       301,047   American International Group, Inc. .........         25,890,042

Multimedia - 1.2%
       191,432   AOL Time Warner, Inc.* .....................         10,145,896
       523,296   Viacom, Inc. - Class B* ....................         27,080,568
       211,475   Walt Disney Co. ............................          6,109,513

                                                                      43,335,977

Oil - Field Services - 0.4%
       354,140   Halliburton Co. ............................         12,607,384

Oil Companies - Exploration and Production - 0.9%
       784,522   Burlington Resources, Inc. .................         31,341,654

Oil Companies - Integrated - 1.7%
       678,260   Exxon Mobil Corp. ..........................         59,246,011

Pipelines - 1.4%
       439,055   El Paso Corp. ..............................         23,067,950
       544,801   Enron Corp. ................................         26,695,249

                                                                      49,763,199

Reinsurance - 0.6%
         8,580   Berkshire Hathaway, Inc. - Class B* ........         19,734,000

Retail - Discount - 0.5%
       368,440   Wal-Mart Stores, Inc. ......................         17,979,872

Retail - Jewelry - 0.6%
       608,535   Tiffany & Co. ..............................         22,041,138

Retail - Restaurants - 0.6%
       762,605   McDonald's Corp. ...........................     $   20,636,091

Semiconductor Components/Integrated Circuits - 0.9%
       376,497   Linear Technology Corp. ....................         16,648,697
       351,852   Maxim Integrated Products, Inc.* ...........         15,555,377

                                                                      32,204,074

Semiconductor Equipment - 0.6%
       404,695   Applied Materials, Inc.* ...................         19,870,524

Super-Regional Banks - 0.7%
     1,090,123   U.S. Bancorp ...............................         24,843,903

Telecommunication Equipment - 0.4%
        25,393   Nokia Oyj ..................................          2,129,901
       655,063   Nokia Oyj (ADR) ............................         12,925,865

                                                                      15,055,766

Telephone - Integrated - 0%
        71,110   AT&T Corp. .................................          1,564,420

Transportation - Railroad - 0.5%
       448,520   Canadian Pacific, Ltd. - New York Shares ...         17,380,150

Transportation - Services - 0.6%
       498,880   FedEx Corp.* ...............................         20,054,976
--------------------------------------------------------------------------------
Total Common Stock (cost $1,524,471,584) ....................      1,542,983,087
--------------------------------------------------------------------------------
Corporate Bonds - 20.5%
Aerospace and Defense - 0.1%
$    3,550,000   Lockheed Martin Corp., 7.65%
                   company guaranteed notes, due 5/1/16 .....          3,652,062

Automotive - Cars and Light Trucks - 0.3%
     8,690,000   General Motors Corp., 7.20%
                   company guaranteed notes, due 1/15/11 ....          8,798,625

Automotive - Truck Parts and Equipment - 0.6%
                 Dana Corp.:
     3,325,000     6.25%, notes, due 3/1/04 .................          3,133,812
     3,705,000     7.00%, notes, due 3/1/29 .................          2,755,594
    14,240,000   Delphi Automotive Systems Corp., 6.55%
                   notes, due 6/15/06 .......................         14,257,800

                                                                      20,147,206

Beverages - Non-Alcoholic - 0.6%
                 Coca-Cola Enterprises, Inc.:
     3,542,000     6.625%, notes, due 8/1/04 ................          3,661,543
    16,273,000     7.125%, notes, due 9/30/09 ...............         17,025,626

                                                                      20,687,169

Brewery - 1.3%
                 Anheuser-Busch Companies, Inc.:
     9,995,000     5.65%, notes, due 9/15/08 ................          9,807,594
    19,904,000     5.75%, notes, due 4/1/10 .................         19,232,240
     3,200,000     6.00%, senior notes, due 4/15/11 .........          3,140,000
     3,600,000     7.55%, notes, due 10/1/30 ................          3,910,500
     3,750,000     6.80%, notes, due 1/15/31 ................          3,726,562
     4,925,000     6.80%, notes, due 8/20/32 ................          4,888,062

                                                                      44,704,958

Broadcast Services and Programming - 0.2%
     7,583,000   Clear Channel Communications, Inc.
                   2.625%, convertible senior notes
                   due 4/1/03 ...............................          8,293,906

See Notes to Schedules of Investments.

                                          Janus Aspen Series / June 30, 2001  13

Janus | Aspen Balanced Portfolio

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Cable Television - 1.4%
                 Charter Communications Holdings, Inc.:
$    1,775,000     10.00%, senior notes, due 4/1/09 .........     $    1,801,625
     1,800,000     9.625%, senior notes, due 11/15/09+ ......          1,802,250
     7,190,000     10.00%, senior notes, due 5/15/11+ .......          7,297,850
                 Cox Communications, Inc.:
     3,950,000     7.50%, notes, due 8/15/04 ................          4,112,938
     7,672,000     7.75%, notes, due 8/15/06 ................          8,055,600
                 CSC Holdings, Inc.:
     7,000,000     8.125%, debentures, due 8/15/09 ..........          6,947,500
     7,170,000     7.625%, senior notes, due 4/1/11+ ........          6,838,388
    13,950,000   TCI Communications, Inc., 6.375%
                   senior notes, due 5/1/03 .................         14,159,250

                                                                      51,015,401

Cellular Telecommunications - 0.7%
     8,350,000   AT&T Wireless Group, Inc., 7.35%
                   senior notes, due 3/1/06+ ................          8,485,688
    15,293,000   VoiceStream Wireless Corp., 10.375%
                   senior notes, due 11/15/09 ...............         17,434,020

                                                                      25,919,708

Chemicals - Diversified - 0.7%
    10,960,000   E.I. du Pont de Nemours and Co., 6.875%
                   notes, due 10/15/09 ......................         11,302,500
    14,933,000   Lyondell Chemical Co., 9.625%
                   secured notes, due 5/1/07 ................         14,858,335

                                                                      26,160,835

Computers - 0.4%
    12,723,000   Sun Microsystems, Inc., 7.65%
                   senior notes, due 8/15/09 ................         12,929,749

Cosmetics and Toiletries - 0.2%
     8,040,000   International Flavors & Fragrances, Inc.
                   6.45%, notes, due 5/15/06+ ...............          8,029,950

Diversified Financial Services - 3.0%
                 Associates Corp. of North America:
     1,914,000     6.75%, senior notes, due 7/15/01 .........          1,916,393
    11,225,000     5.75%, senior notes, due 11/1/03 .........         11,323,219
                 Citigroup, Inc.:
     8,700,000     5.70%, notes, due 2/6/04 .................          8,700,000
     9,000,000     6.75%, senior notes, due 12/1/05 .........          9,303,750
    11,850,000     7.25%, subordinated notes, due 10/1/10 ...         12,324,000
     5,575,000     6.50%, notes, due 1/18/11 ................          5,533,188
                 General Electric Capital Corp.:
    10,415,000     5.375%, notes, due 1/15/03 ...............         10,532,169
    19,200,000     5.375%, notes, due 4/23/04 ...............         19,320,000
    10,940,000     7.25% notes, due 5/3/04 ..................         11,555,375
    17,000,000     5.35%, notes, due 3/30/06 ................         16,787,500

                                                                     107,295,594

Finance - Auto Loans - 2.2%
                 Ford Motor Credit Corp.:
    31,165,000     7.25%, notes, due 1/15/03 ................         32,099,950
     6,615,000     6.875%, notes, due 2/1/06 ................          6,697,687
                 General Motors Acceptance Corp.:
    15,850,000     6.75%, notes, due 12/10/02 ...............         16,186,812
     5,955,000     5.80%, notes, due 3/12/03 ................          5,999,662
    17,770,000     6.75%, notes, due 1/15/06 ................         18,036,550

                                                                      79,020,661

Finance - Consumer Loans - 0.6%
                 Household Finance Corp.:
     7,178,000     8.00%, notes, due 5/9/05 .................          7,653,542
     7,050,000     6.75%, notes, due 5/15/11 ................          6,953,062
     5,300,000   Washington Mutual Financial, Inc., 6.875%
                   senior notes, due 5/15/11 ................          5,280,125

                                                                      19,886,729

Finance - Credit Card - 0.4%
$   12,921,000   American Express Co., 6.75%
                   senior unsubordinated notes, due 6/23/04 .     $   13,405,537

Finance - Investment Bankers/Brokers - 0.5%
    17,325,000   Salomon Smith Barney Holdings, Inc., 6.50%
                   notes, due 2/15/08 .......................         17,238,375
Food - Diversified - 0.6%
                 Kellogg Co.:
    18,100,000     5.50%, notes, due 4/1/03+ ................         18,122,625
     1,800,000     7.45%, notes, due 4/1/31+ ................          1,800,000

                                                                      19,922,625

Food - Flour and Grain - 0.1%
     2,125,000   Archer-Daniels-Midland Co., 7.00%
                   debentures, due 2/1/31 ...................          2,055,938

Food - Retail - 1.2%
     4,420,000   Fred Meyer, Inc., 7.45%
                   company guaranteed notes, due 3/1/08 .....          4,585,750
                 Kroger Co.:
     2,630,000     7.625%, senior notes, due 9/15/06 ........          2,771,363
     1,780,000     7.00%, senior notes, due 5/1/18 ..........          1,686,550
     4,550,000     6.80%, notes, due 12/15/18 ...............          4,220,125
     4,580,000     7.50%, senior notes, due 4/1/31 ..........          4,517,025
                 Safeway, Inc.:
     3,050,000     6.85%, senior notes, due 9/15/04 .........          3,141,500
     7,750,000     6.15%, notes, due 3/1/06 .................          7,711,250
     3,350,000     6.50%, notes, due 11/15/08 ...............          3,312,313
     9,350,000     6.50%, notes, due 3/1/11 .................          9,116,250

                                                                      41,062,126

Internet Brokers - 0.3%
     9,667,000   Charles Schwab Corp., 8.05%
                   notes, due 3/1/10 ........................         10,343,690

Life and Health Insurance - 0.1%
     2,393,000   SunAmerica, Inc., 6.75%
                   notes, due 10/1/07 .......................          2,434,878

Medical - Drugs - 0.3%
     9,150,000   Pfizer, Inc., 5.625%
                   notes, due 2/1/06 ........................          9,172,875
     2,871,000   Warner-Lambert Co., 6.00%
                   notes, due 1/15/08 .......................          2,860,234

                                                                      12,033,109

Medical - HMO - 0.1%
     4,950,000   UnitedHealth Group, Inc., 7.50%
                   notes, due 11/15/05 ......................          5,166,563

Medical - Hospitals - 0.2%
     5,150,000   Tenet Healthcare Corp., 8.125%
                   senior subordinated notes, due 12/1/08 ...          5,285,188

Money Center Banks - 0.3%
    10,195,000   J.P. Morgan Chase & Co., 6.75%
                   subordinated notes, due 2/1/11 ...........         10,207,744

Multimedia - 1.0%
                 Viacom, Inc.:
    13,950,000     7.75%, senior notes, due 6/1/05 ..........         14,821,875
     6,000,000     7.70%, company guaranteed notes
                   due 7/30/10 ..............................          6,330,000
                 Walt Disney Co.:
     5,550,000     7.30%, notes, due 2/8/05 .................          5,855,250
     8,900,000     6.75%, senior notes, due 3/30/06 .........          9,211,500

                                                                      36,218,625

Oil Refining and Marketing - 0.3%
    10,510,000   Tosco Corp., 8.125%
                   notes, due 2/15/30 .......................         11,455,900

See Notes to Schedules of Investments.

14  Janus Aspen Series / June 30, 2001

Shares or Principal Amount                                          Market Value
================================================================================
Pipelines - 0.8%
                 El Paso Corp.:
$    8,825,000     7.00%, senior notes, due 5/15/11 .........     $    8,494,063
     8,825,000     8.05%, notes, due 10/15/30 ...............          8,869,125
    10,500,000   Reliant Energy Resources Corp., 7.75%
                   notes, due 2/15/11 .......................         10,539,375

                                                                      27,902,563

Resorts and Theme Parks - 0%
     1,065,000   Six Flags, Inc., 9.75%
                   senior notes, due 6/15/07 ................          1,070,325

Retail - Building Products - 0.7%
    22,425,000   Home Depot, Inc., 6.50%
                   senior notes, due 9/15/04 ................         23,209,875

Retail - Discount - 0.7%
                 Wal-Mart Stores, Inc.:
     9,995,000     6.55%, senior notes, due 8/10/04 .........         10,394,800
    14,340,000     6.875%, senior notes, due 8/10/09 ........         14,877,750

                                                                      25,272,550

Retail - Major Department Stores - 0.2%
     8,775,000   Target Corp., 5.50%
                   notes, due 4/1/07 ........................          8,511,750

Retail - Restaurants - 0.1%
     4,425,000   Tricon Global Restaurants, Inc., 7.45%
                   senior notes, due 5/15/05 ................          4,369,688

Super-Regional Banks - 0.1%
     1,693,000   Firstar Bank N.A., 7.125%
                   subordinated notes, due 12/1/09 ..........          1,728,976

Telephone - Integrated - 0.2%
     5,450,000   WorldCom, Inc., 6.50%
                   notes, due 5/15/04 .......................          5,456,812
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $712,713,853) ...................        720,895,390
--------------------------------------------------------------------------------
Preferred Stock - 1.7%
Electric - Integrated - 0.9%
       381,152   Reliant Energy, Inc., convertible, 2.00%
                   (AOL Time Warner, Inc.) ..................         30,539,804

Oil Companies - Integrated - 0.5%
       535,765   El Paso CGP Co., convertible, 6.625% .......         19,132,168

Publishing - Newspapers - 0.3%
        98,448   Tribune Co., convertible, 2.00% ............         11,702,514
--------------------------------------------------------------------------------
Total Preferred Stock (cost $65,344,645) ....................         61,374,486
--------------------------------------------------------------------------------
Warrants - 0%
Finance - Other Services - 0%
         4,211   Ono Finance PLC - expires 5/31/09
                   (cost $0)*,+ .............................            106,947
--------------------------------------------------------------------------------
U.S. Government Obligations - 21.1%
U.S. Government Agencies - 10.4%
                 Fannie Mae:
$   95,360,000     4.75%, due 11/14/03 ......................         95,247,475
    19,185,000     5.50%, due 5/2/06 ........................         19,161,019
     8,825,000     5.25%, due 6/15/06 .......................          8,703,656
    43,155,000     6.625%, due 9/15/09 ......................         44,719,369
    13,200,000     6.25%, due 2/1/11 ........................         13,134,000
    44,155,000     5.50%, due 3/15/11 .......................         42,057,638
                 Federal Home Loan Bank:
    55,100,000     4.875%, due 5/14/04 ......................         54,824,500
    29,175,000     6.50%, due 11/15/05 ......................         30,305,531
                 Freddie Mac:
    38,145,000     6.875%, due 9/15/10 ......................         40,052,250
    12,270,000     5.875%, due 3/21/11 ......................         11,809,875
     7,000,000     6.75%, due 3/15/31 .......................          7,183,750

                                                                     367,199,063

U.S. Treasury Notes/Bonds - 10.7%
$   17,900,000     4.75%, due 1/31/03 .......................     $   18,052,150
    69,620,000     5.875%, due 11/15/04 .....................         72,010,055
    34,550,000     6.50%, due 10/15/06 ......................         36,745,652
    27,250,000     5.50%, due 2/15/08 .......................         27,665,290
    18,685,000     5.00%, due 2/15/11 .......................         18,130,242
    51,950,000     7.25%, due 5/15/16 .......................         59,113,905
    26,435,000     6.25%, due 8/15/23 .......................         27,513,548
    29,775,000     5.25%, due 2/15/29 .......................         27,256,928
    53,355,000     6.125%, due 8/15/29 ......................         55,334,470
    34,570,000     6.25%, due 5/15/30 .......................         36,660,102

                                                                     378,482,342
--------------------------------------------------------------------------------
Total U.S. Government Obligations (cost $753,063,277) .......        745,681,405
--------------------------------------------------------------------------------
Repurchase Agreement - 4.4%
   155,300,000   Morgan Stanley Dean Witter & Co., 4.1158%
                   dated 6/29/01, maturing 7/2/01
                   to be repurchased at $155,353,190
                   collateralized by $690,221,266 in U.S.
                   Government Agencies, 0%-1,180.00%
                   10/25/02-6/1/31; with a value of
                   $159,829,776 (cost $155,300,000) .........        155,300,000
--------------------------------------------------------------------------------
U.S. Government Agencies - 6.6%
                 Fannie Mae
    25,000,000     3.62%, 10/15/01 ..........................         24,716,236
                 Federal Home Loan Bank System:
    50,000,000     3.55%, 7/25/01 ...........................         49,878,333
    84,000,000     4.09%, 7/31/01 ...........................         83,723,243
    25,000,000     3.70%, 9/4/01 ............................         24,841,215
    25,000,000     3.50%, 9/18/01 ...........................         24,810,069
                 Freddie Mac
    25,000,000     6.03%, 8/16/01 ...........................         24,878,611
--------------------------------------------------------------------------------
Total U.S. Government Agencies (cost $232,856,945) ..........        232,847,707
--------------------------------------------------------------------------------
Total Investments (total cost $3,443,750,304) - 98.1% .......      3,459,189,022
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 1.9%         65,687,226
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................     $3,524,876,248
--------------------------------------------------------------------------------

Summary of Investments by Country, June 30, 2001

Country                     % of Investment Securities              Market Value
--------------------------------------------------------------------------------
Canada                                            0.5%           $    17,380,150
Finland                                           0.5%                15,055,766
Germany                                           0.8%                28,273,730
United Kingdom                                    0.4%                14,275,698
United States++                                  97.8%             3,384,203,678
--------------------------------------------------------------------------------
Total                                           100.0%           $ 3,459,189,022

++Includes Short-Term Securities (86.6% excluding Short-Term Securities)

See Notes to Schedules of Investments.

                                          Janus Aspen Series / June 30, 2001  15

Janus | Aspen Equity Income Portfolio

(Photo)
Karen L. Reidy
portfolio manager

Janus Aspen Equity Income Portfolio* fell 6.34% for its Institutional Shares and declined 6.49% for its Service Shares in the six months ended June 30, 2001, beating its benchmark, the S&P 500 Index, which lost 6.69%.(1)

Equity markets endured a particularly bumpy ride during the period, buffeted by mounting evidence of an economic slowdown. Stocks sagged under the weight of stagnant business investment, sinking corporate profits, rising unemployment and lofty energy prices.

A U.S. economy on the brink of recession persuaded the Federal Reserve in early January to lower interest rates a half-percentage point. When the economic picture deteriorated, however, central bankers followed that surprise move with five additional rate cuts. But while stocks were temporarily buoyed by the reductions, in the end the Fed's aggressive action failed to stem the retreat in share prices as investors continued to worry about falling company earnings. As the period closed, all three major market indices finished in negative territory.

Although companies able to stay ahead of the market were few and far between, our research-intensive stock-picking approach helped us uncover some truly resilient performers, for instance, Tenet Healthcare Corporation. Under the inspired leadership of CEO Jeffrey Barbakow, the company's base of 35 acute-care hospitals has grown to the more than 100 operated today under the Tenet name. Barbakow has focused on acquiring major competitors and some not-for-profit hospitals in Florida and Southern California, home to affluent, retirement-aged populations. This "core clustering" model has allowed the hospital manager to take advantage of volume pricing in supply procurement, leading to improved margins and accelerated free cash flow growth. As proof of its success, Tenet topped first-quarter earnings projections and later preannounced it would beat growth estimates for the second quarter as well.

Also working in our favor was Bank of America. For years, the bank's shares traded for less than their true value, weighed down by previous CEO Hugh McColl's strategy of growth through acquisition. But all that changed when Ken Lewis was appointed to Bank of America's top spot earlier this year. Lewis has pledged an end to further purchases and a focus on customer service. Intrigued by this change in direction, we invested in what we consider one of the best brand names in the industry - a retail banking powerhouse generating $16 billion a year in excess capital trading for a very attractive valuation. Ultimately, we believe the market will reward Bank of America's stock accordingly.

On the downside, El Paso Corporation, a leader in gathering, transporting, processing and marketing natural gas, hindered our results. El Paso's stock declined as the company defended itself against charges of price-gouging brought to the Federal Energy Regulatory Commission by the California Public Utility Commission. The corporation is accused of artificially boosting the cost of its fuel by limiting supplies from its pipelines into the state. The allegations, which El Paso strongly denies, could result in the company being ordered to reimburse energy overcharges. However, even if the court does find against El Paso, we do not expect the ruling to significantly affect the natural gas provider's cash flow or earnings. With that in mind, we have decided to ride this short-term volatility out.

Marsh & McLennan was another weak performer. The professional services firm is the parent company of insurance brokerage Marsh, Putnam Investments and Mercer Consulting Group. Marsh caught our eye last year when premium rates for commercial insurance were on the rise. But it was the corporation's high returns on capital, high free cash flow and attractive valuation that clinched it for us. Although Marsh's Putnam unit boosted its market share in 2000, it has recently fallen victim to the market's downward pressure. As a result, we have reduced the position slightly and are monitoring the situation closely.

Given the volatility of the last few months, we are working twice as hard - doing the kind of research that gives us the conviction to stick to our guns, even when the market may say otherwise. At the end of the day, we believe our commitment and determination will lead us to the market's next-generation winners.

One final note: As I communicated to you in June, effective July 31, 2001, your Portfolio name will change to Janus Aspen Core Equity Portfolio. My investment discipline, however, remains the same.

Thank you for your investment in Janus Aspen Equity Income Portfolio.

Portfolio Asset Mix (% of Assets)               June 30, 2001  December 31, 2000
--------------------------------------------------------------------------------
Equities                                                83.0%              76.8%
Top 10 Equities/Preferred                               26.6%              31.3%
Number of Stocks                                           70                 63
Fixed Income Securities
  U.S. Government Obligations                            2.2%                 --
  Investment-Grade
    Corporate Bonds                                      1.0%               0.9%
  High-Yield/High-Risk
    Corporate Bonds                                      0.5%               1.8%
  Preferred Stocks                                       4.1%               3.1%
Other Securities                                           --               0.3%
Cash and Cash Equivalents                                9.2%              17.1%
--------------------------------------------------------------------------------

(1)  All returns include reinvested dividends and capital gains.

Past performance does not guarantee future results.

*Effective 7/31/01, the name of Janus Aspen Series Equity Income Portfolio will change to Janus Aspen Series Core Equity Portfolio. The Portfolio's investment objective and strategy will change to seek long-term growth of capital, and under normal circumstances, the Portfolio will invest at least 80% of its net assets in equity securities selected for their growth potential.

16  Janus Aspen Series / June 30, 2001

Average Annual Total Return(1)
For the Periods Ended June 30, 2001
--------------------------------------------------------------------------------
Institutional Shares (Inception Date 5/1/97)
  1 Year                                                                (13.08)%
  From Inception                                                          23.41%
--------------------------------------------------------------------------------

S&P 500 Index
  1 Year                                                                (14.82)%
  From Inception of Institutional Shares                                  12.24%
--------------------------------------------------------------------------------

Service Shares (Inception Date 12/31/99)
  1 Year                                                                (13.28)%
  From Portfolio Inception                                                22.94%
--------------------------------------------------------------------------------
Returns shown for Service Shares for periods prior to their inception are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

Due to market volatility, current performance may be lower than the figures shown.

Call 1-800-504-4440 or visit janus.com for more current performance information.

(1) Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains. Standard & Poor's is a corporation that rates stocks and corporate and municipal bonds according to risk profiles. The S&P 500 is an index of 500 major, large-cap US corporations. The Portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio. These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. The adviser voluntarily waives a portion of the Portfolio's expenses. Without such waiver, the portfolio's total returns for each class would have been lower.

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 83.0%
Aerospace and Defense - 0.4%
         1,225   Boeing Co. .................................     $       68,110

Agricultural Operations - 1.6%
         6,715   Monsanto Co. ...............................            248,455

Applications Software - 1.5%
         3,240   Microsoft Corp.* ...........................            235,224

Automotive - Cars and Light Trucks- 2.8%
         8,126   BMW A.G ....................................            267,601
         2,435   General Motors Corp. .......................            156,692

                                                                         424,293

Automotive - Truck Parts and Equipment - 2.4%
         6,675   Dana Corp. .................................            155,795
        13,660   Delphi Automotive Systems Corp. ............            217,604

                                                                         373,399

Beverages - Non-Alcoholic - 0.9%
         3,305   PepsiCo, Inc. ..............................            146,081

Beverages - Wine and Spirits - 0.8%
        11,487   Diageo PLC .................................            126,012

Brewery - 2.1%
         7,689   Anheuser-Busch Companies, Inc. .............            316,787

Cable Television - 1.0%
         3,513   Comcast Corp. - Special Class A* ...........            152,464

Cellular Telecommunications - 1.3%
        12,705   AT&T Wireless Group, Inc.* .................            207,727

Chemicals - Diversified - 3.1%
         5,425   E.I. du Pont de Nemours and Co. ............     $      261,702
        13,435   Lyondell Chemical Co. ......................            206,630

                                                                         468,332

Coal - 0.1%
           315   CONSOL Energy, Inc. ........................              7,969

Computers - 1.7%
        10,960   Apple Computer, Inc.* ......................            254,820

Computers - Memory Devices - 1.0%
         3,232   EMC Corp.* .................................             93,890
           785   VERITAS Software Corp.* ....................             52,226

                                                                         146,116

Computers - Peripheral Equipment - 1.4%
         3,130   Lexmark International Group, Inc. - Class A*            210,493

Cosmetics and Toiletries - 1.4%
         3,370   Procter & Gamble Co. .......................            215,006

Data Processing and Management - 1.6%
         4,993   Automatic Data Processing, Inc. ............            248,152

Diversified Financial Services - 5.2%
        15,146   Citigroup, Inc. ............................            800,315

Diversified Operations - 8.8%
        15,621   General Electric Co. .......................            761,523
         4,570   Honeywell International, Inc. ..............            159,904
         1,740   Illinois Tool Works, Inc. ..................            110,142
         1,880   Minnesota Mining and Manufacturing Co. .....            214,508
         1,935   Textron, Inc. ..............................            106,502

                                                                       1,352,579

See Notes to Schedules of Investments.

                                          Janus Aspen Series / June 30, 2001  17

Janus | Aspen Equity Income Portfolio

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Electronic Components - Semiconductors - 3.3%
         9,050   Advanced Micro Devices, Inc.* ..............     $      261,364
         5,940   National Semiconductor Corp.* ..............            172,973
         2,232   Texas Instruments, Inc. ....................             70,308

                                                                         504,645

Electronic Design Automation - 1.0%
         7,877   Cadence Design Systems, Inc.* ..............            146,748

Engineering - Research and Development - 0.4%
         1,220   Fluor Corp. ................................             55,083

Engines - Internal Combustion - 1.4%
         5,561   Cummins, Inc. ..............................            215,211

Fiduciary Banks - 0.7%
         2,280   Bank of New York Company, Inc. .............            109,440

Finance - Investment Bankers/Brokers - 1.3%
           415   Goldman Sachs Group, Inc. ..................             35,607
         2,860   Merrill Lynch & Company, Inc. ..............            169,455

                                                                         205,062

Food - Retail - 1.4%
         4,430   Safeway, Inc.* .............................            212,640

Industrial Gases - 1.0%
         3,145   Praxair, Inc. ..............................            147,815

Insurance Brokers - 1.7%
         2,610   Marsh & McLennan Companies, Inc. ...........            263,610

Life and Health Insurance - 0.3%
           975   American General Corp. .....................             45,289

Medical - Hospitals - 3.2%
         9,380   Tenet Healthcare Corp.* ....................            483,914

Money Center Banks - 3.5%
         4,300   Bank of America Corp. ......................            258,129
         6,345   J.P. Morgan Chase & Co. ....................            282,987

                                                                         541,116

Motorcycle and Motor Scooter Manufacturing - 0.8%
         2,625   Harley-Davidson, Inc. ......................            123,585

Multi-Line Insurance - 2.4%
         3,359   American International Group, Inc. .........            288,874
         1,300   PartnerRe, Ltd. ............................             72,020

                                                                         360,894

Multimedia - 1.9%
         4,372   Viacom, Inc. - Class B* ....................            226,251
         2,020   Walt Disney Co. ............................             58,358

                                                                         284,609

Oil - Field Services - 0.8%
         3,345   Halliburton Co. ............................            119,082

Oil Companies - Exploration and Production - 1.7%
         6,385   Burlington Resources, Inc. .................            255,081

Oil Companies - Integrated - 1.9%
         3,385   Exxon Mobil Corp. ..........................            295,680

Pipelines - 3.3%
         5,384   El Paso Corp. ..............................            282,875
         4,610   Enron Corp. ................................            225,890

                                                                         508,765

Reinsurance - 0.9%
            60   Berkshire Hathaway, Inc. - Class B* ........            138,000

Retail - Discount - 1.0%
         3,001   Wal-Mart Stores, Inc. ......................            146,449

Retail - Jewelry - 1.0%
         4,120   Tiffany & Co. ..............................     $      149,226

Retail - Restaurants - 1.2%
         6,630   McDonald's Corp. ...........................            179,408

Semiconductor Components/Integrated Circuits - 2.0%
         3,528   Linear Technology Corp. ....................            156,008
         3,371   Maxim Integrated Products, Inc.* ...........            149,032

                                                                         305,040

Semiconductor Equipment - 1.0%
         3,120   Applied Materials, Inc.* ...................            153,192

Super-Regional Banks - 1.0%
         6,588   U.S. Bancorp, Inc. .........................            150,141

Telecommunication Equipment - 0.5%
         3,630   Nokia Oyj (ADR) ............................             80,005

Telephone - Integrated - 0.2%
         1,620   AT&T Corp. .................................             35,640

Toys - 1.1%
         8,910   Mattel, Inc. ...............................            168,577

Transportation - Railroad - 0.8%
         3,340   Canadian Pacific, Ltd. - New York Shares ...            129,425

Transportation - Services - 1.2%
         4,455   FedEx Corp.* ...............................            179,091
--------------------------------------------------------------------------------
Total Common Stock (cost $12,166,773) .......................         12,694,797
--------------------------------------------------------------------------------
Corporate Bonds - 1.5%
Brewery - 0.1%
$       15,000   Anheuser-Busch Companies, Inc., 6.00%
                   senior notes, due 4/15/11 ................             14,719

Broadcast Services and Programming - 0.4%
        47,000   Clear Channel Communications, Inc.
                   2.625%, convertible senior notes
                   due 4/1/03 ...............................             51,426

Cellular Telecommunications - 0.5%
        71,000   VoiceStream Wireless Corp., 10.375%
                   senior notes, due 11/15/09 ...............             80,940

Chemicals - Diversified - 0.5%
        78,000   Lyondell Chemical Co., 9.625%
                   secured notes, due 5/1/07 ................             77,611
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $224,096) .......................            224,696
--------------------------------------------------------------------------------
Preferred Stock - 4.1%
Automotive - Cars and Light Trucks - 1.0%
           460   Porsche A.G ................................            158,494

Cable Television - 0.5%
         1,110   Cox Communications, Inc.
                   convertible, 7.00% .......................             64,380

Electric - Integrated - 1.9%
         3,632   Reliant Energy, Inc., convertible, 2.00%
                   (AOL Time Warner, Inc.) ..................            291,014

Publishing - Newspapers - 0.7%
           896   Tribune Co., convertible, 2.00% ............            106,508
--------------------------------------------------------------------------------
Total Preferred Stock (cost $582,370) .......................            620,396
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

18  Janus Aspen Series / June 30, 2001

Shares or Principal Amount                                          Market Value
================================================================================
U.S. Government Obligations - 2.2%
U.S. Government Agencies - 1.7%
                 Fannie Mae:
$      110,000     4.75%, due 11/14/03 ......................     $      109,871
       145,000     6.625%, due 9/15/09 ......................            150,257

                                                                         260,128

U.S. Treasury Notes - 0.5%
        45,000     7.25%, due 5/15/16 .......................             51,207
        30,000     6.125%, due 8/15/29 ......................             31,113

                                                                          82,320
--------------------------------------------------------------------------------
Total U.S. Government Obligations (cost $346,736) ...........            342,448
--------------------------------------------------------------------------------
U.S. Government Agency - 7.8%
                 Federal Home Loan Bank System
     1,200,000     3.50%, 7/2/01
                   (amortized cost $1,199,883) ..............          1,199,883
--------------------------------------------------------------------------------
Total Investments (total cost $14,519,858) - 98.6% ..........         15,082,220
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 1.4%            208,792
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................     $   15,291,012
--------------------------------------------------------------------------------

Summary of Investments by Country, June 30, 2001

Country                     % of Investment Securities              Market Value
--------------------------------------------------------------------------------
Bermuda                                           0.5%           $        72,020
Canada                                            0.9%                   129,425
Finland                                           0.5%                    80,005
Germany                                           2.8%                   426,095
United Kingdom                                    0.8%                   126,012
United States++                                  94.5%                14,248,663
--------------------------------------------------------------------------------
Total                                           100.0%           $    15,082,220

++Includes Short-Term Securities (86.5% excluding Short-Term Securities)

See Notes to Schedules of Investments.

                                          Janus Aspen Series / June 30, 2001  19

Janus | Aspen Growth and Income Portfolio

(Photo)
David Corkins
portfolio manager

For the six months ended June 30, 2001, Janus Aspen Growth and Income Portfolio lost 6.72% for its Institutional Shares and declined 6.86% for its Service Shares, slightly lagging its benchmark, the S&P 500 Index, which returned a negative 6.69%.(1)

Relentless volatility in equity markets took its toll on technology and nontechnology stocks alike during the first six months of the year. Slowing business investment, deteriorating corporate earnings, mounting job layoffs and high energy prices triggered the extreme swings, further straining an economy that appeared headed toward a recession.

Amid growing signs of economic weakness, the Federal Reserve took aggressive action in early January and surprised investors by lowering interest rates a half-point. Later, scant evidence of a turnaround persuaded central bankers to follow that inter-meeting move with five additional rate cuts. By the end of June, borrowing costs had been slashed to 3.75%, the lowest in seven years. Although stocks rallied after each reduction, they later gave back their gains on fears of ongoing weakness in company profits. All three major market indices ended the period down, with the technology-laden Nasdaq Composite Index suffering the biggest loss.

Naturally, I am not pleased our performance did not quite measure up to that of our benchmark. As I've stressed before, my goal is and always has been to beat the S&P 500 Index. The good news is, with the boom and bust in technology mostly behind us, the market has clearly broadened out. Given the Portfolio's emphasis on an eclectic and diverse group of attractively priced, well-managed companies, I believe this "stock-picker's market" offers enormous opportunities as it plays to our strengths.

Turning to a detailed discussion of the Portfolio's holdings, Enron Corp. proved a disappointment. The world's largest energy trader suffered from a slump in natural gas prices as well as its exposure to the California energy crisis. Enron is among the power generators accused of price gouging by the state, which could result in the company being ordered to refund billions in alleged overcharges. Even so, Enron recently announced it is still on track to meet both second-quarter and annual earnings targets.

EMC Corp., the leading manufacturer of corporate data-storage systems, also worked against us. The company has struggled lately as businesses slashed spending on computer gear amid a cooling economy. On top of that, EMC is facing competitive threats from new entrants in the storage industry. Still, with businesses facing the monumental challenge of managing ever-increasing amounts of electronic data, EMC, as the clear leader in the storage market, stands to benefit. Ultimately, whether EMC grows 20% a year or 50% a year may well depend on the health of the economy.

On the plus side, shares of AOL Time Warner soared after the merger of the world's largest Internet service provider with the world's largest entertainment and media corporation was given the green light in early January. Since then, AOL's management has put a new organizational structure in place that will allow Time Warner's cable, movie, music and magazine businesses to work together more effectively. This, in turn, has enhanced the media giant's ability to negotiate attractive cross-property advertising deals and helped it weather an advertising slowdown better than its competitors. All of this adds up to a great franchise - and a great stock.

Another standout was AT&T Liberty Media, which owns an impressive portfolio of media investments, including sizable stakes in cable channels Starz, Encore and Discovery. The company continues to capitalize on its broad distribution and production capabilities while expanding its presence internationally. Most recently, Liberty Media announced plans to purchase six of Deutsche Telekom's German cable television operators - a deal that would further its bid to establish a cross-border European cable empire. Also encouraging is the news that AT&T will complete the spin-off of Liberty Media later this summer, which we believe could work in favor of our shares.

Looking ahead, while I view the Federal Reserve's six rate cuts as a definite step in the right direction, it will take a few months to turn this battleship of an economy around. That said, we are using market volatility to our advantage, employing our rigorous, hands-on approach to seek out a variety of compelling investments able to grow in a slower-growth economy.

Thank you for your investment in Janus Aspen Growth and Income Portfolio.

Portfolio Asset Mix (% of Assets)               June 30, 2001  December 31, 2000
--------------------------------------------------------------------------------
Equities                                                81.0%              76.2%
Top 10 Equities                                         26.1%              27.2%
Number of Stocks                                           85                 79
Fixed-Income Securities                                  9.9%               8.8%
Cash and Cash Equivalents                                9.1%              15.0%
--------------------------------------------------------------------------------

(1)  All returns include reinvested dividends and capital gains.

Past performance does not guarantee future results.

20  Janus Aspen Series / June 30, 2001

Average Annual Total Return(1)
For the Periods Ended June 30, 2001
--------------------------------------------------------------------------------
Institutional Shares (Inception Date 5/1/98)
  1 Year                                                                (16.92)%
  From Inception                                                          17.61%
--------------------------------------------------------------------------------

S&P 500 Index
  1 Year                                                                (14.82)%
  From Inception of Institutional Shares                                   4.42%
--------------------------------------------------------------------------------

Service Shares (Inception Date 12/31/99)
  1 Year                                                                (17.10)%
  From Portfolio Inception                                                17.30%
--------------------------------------------------------------------------------
Returns shown for Service Shares for periods to their inception are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

In recent years returns have sustained significant gains and losses due to market volatility in the technology sector.

Due to market volatility, current performance may be lower than the figures shown. Call 1-800-504-4440 or visit janus.com for more current performance information.

(1) Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains. Standard & Poor's is a corporation that rates stocks and corporate and municipal bonds according to risk profiles. The S&P 500 is an index of 500 major, large-cap US corporations. The Portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio. These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 78.4%
Aerospace and Defense - 0.3%
        12,030   Boeing Co. .................................     $      668,868

Applications Software - 1.3%
        34,295   Microsoft Corp.* ...........................          2,489,817

Audio and Video Products - 0.6%
        12,400   Sony Corp. .................................            815,295
         5,316   Sony Corp. (ADR) ...........................            349,793

                                                                       1,165,088

Automotive - Cars and Light Trucks - 0.6%
        33,315   BMW A.G ....................................          1,097,113

Automotive - Truck Parts and Equipment - 0.8%
        92,030   Delphi Automotive Systems Corp. ............          1,466,038

Beverages - Non-Alcoholic - 0.5%
        20,955   PepsiCo, Inc. ..............................            926,211

Brewery - 1.2%
        53,493   Anheuser-Busch Companies, Inc. .............          2,203,912

Broadcast Services and Programming - 2.9%
       315,243   AT&T Corp./Liberty Media Group - Class A* ..          5,513,600

Cable Television - 4.3%
       134,188   Comcast Corp. - Special Class A* ...........          5,823,759
        51,651   Cox Communications, Inc. - Class A* ........          2,288,139

                                                                       8,111,898

Casino Hotels - 0.8%
       133,185   Park Place Entertainment Corp.* ............          1,611,538

Cellular Telecommunications - 0.6%
        71,410   AT&T Wireless Group, Inc.* .................          1,167,553

Chemicals - Diversified - 1.7%
        56,668   E.I. du Pont de Nemours and Co. ............     $    2,733,664
        38,060   Solutia, Inc. ..............................            485,265

                                                                       3,218,929

Commercial Services - 0.1%
         9,522   Arbitron, Inc.* ............................            229,480

Commercial Services - Financial - 1.3%
        18,245   NOVA Corp.* ................................            573,805
        47,572   Paychex, Inc. ..............................          1,902,880

                                                                       2,476,685

Computer Services - 0.6%
        60,345   Ceridian Corp.* ............................          1,156,814

Computers - 0.8%
        64,335   Apple Computer, Inc.* ......................          1,495,789

Computers - Memory Devices - 2.0%
        79,678   EMC Corp.* .................................          2,314,646
        20,867   VERITAS Software Corp.* ....................          1,388,282

                                                                       3,702,928

Consulting Services - 0.2%
        24,970   KPMG Consulting, Inc.* .....................            383,290

Cosmetics and Toiletries - 1.2%
        34,500   Procter & Gamble Co. .......................          2,201,100

Cruise Lines - 0.7%
        56,392   Royal Caribbean Cruises, Ltd. ..............          1,246,827

Diversified Financial Services - 4.2%
       149,880   Citigroup, Inc. ............................          7,919,659

See Notes to Schedules of Investments.

                                          Janus Aspen Series / June 30, 2001  21

Janus | Aspen Growth and Income Portfolio

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Diversified Operations - 5.5%
       110,248   General Electric Co. .......................     $    5,374,590
        38,355   Honeywell International, Inc. ..............          1,342,041
         4,165   Minnesota Mining and Manufacturing Co. .....            475,226
        14,785   Textron, Inc. ..............................            813,766
        44,840   Tyco International, Ltd. ...................          2,443,780

                                                                      10,449,403

Electric - Integrated - 0.5%
        22,470   Duke Energy Corp. ..........................            876,555

Electronic Components - Semiconductors - 2.0%
        73,425   Advanced Micro Devices, Inc.* ..............          2,120,514
        53,256   Texas Instruments, Inc. ....................          1,677,564

                                                                       3,798,078
Engineering - Research and Development - 0.4%
        18,025   Fluor Corp. ................................            813,829

Entertainment Software - 0.5%
        16,485   Electronic Arts, Inc.* .....................            954,482

Finance - Consumer Loans - 1.5%
        41,990   Household International, Inc. ..............          2,800,733

Finance - Investment Bankers/Brokers - 0.7%
         7,455   Goldman Sachs Group, Inc. ..................            639,639
        12,615   Merrill Lynch & Company, Inc. ..............            747,439

                                                                       1,387,078

Food - Diversified - 0.4%
         8,140   Quaker Oats Co. ............................            742,775

Food - Retail - 0.2%
        13,620   Albertson's, Inc. ..........................            408,464

Human Resources - 0.1%
         9,165   Robert Half International, Inc.* ...........            228,117

Insurance Brokers - 2.0%
        28,879   Marsh & McLennan Companies, Inc. ...........          2,916,779
        44,805   Willis Group Holdings, Ltd.* ...............            795,289

                                                                       3,712,068

Internet Brokers - 0.6%
        69,716   Charles Schwab Corp. .......................          1,066,655

Internet Security - 0.7%
        22,246   VeriSign, Inc.* ............................          1,334,982

Life and Health Insurance - 2.8%
        76,265   American General Corp. .....................          3,542,509
        45,909   John Hancock Financial Services, Inc. ......          1,848,296

                                                                       5,390,805

Medical - Drugs - 4.8%
        18,422   Allergan, Inc. .............................          1,575,081
        67,455   Bristol-Myers Squibb Co. ...................          3,527,897
        27,195   Merck & Company, Inc. ......................          1,738,032
        57,375   Pfizer, Inc. ...............................          2,297,869

                                                                       9,138,879

Medical Instruments - 1.8%
        30,085   Guidant Corp.* .............................          1,083,060
        49,579   Medtronic, Inc. ............................          2,281,130

                                                                       3,364,190

Money Center Banks - 1.2%
        17,805   Bank of America Corp. ......................          1,068,834
        27,245   J.P. Morgan Chase & Co. ....................          1,215,127

                                                                       2,283,961

Motorcycle and Motor Scooter Manufacturing - 0.6%
        25,953   Harley-Davidson, Inc. ......................     $    1,221,867

Multi-Line Insurance - 2.8%
        35,908   American International Group, Inc. .........          3,088,088
        23,230   PartnerRe, Ltd. ............................          1,286,942
         2,653   Zurich Financial Services A.G ..............            904,826

                                                                       5,279,856

Multimedia - 5.1%
       111,885   AOL Time Warner, Inc.* .....................          5,929,905
        72,364   Viacom, Inc. - Class B* ....................          3,744,837

                                                                       9,674,742

Oil Companies - Exploration and Production - 0.9%
        42,235   Burlington Resources, Inc. .................          1,687,288

Oil Companies - Integrated - 2.7%
        24,555   Conoco, Inc. - Class A .....................            692,451
        50,655   Exxon Mobil Corp. ..........................          4,424,714

                                                                       5,117,165

Pipelines - 3.3%
        37,378   El Paso Corp. ..............................          1,963,840
        75,858   Enron Corp. ................................          3,717,042
        12,321   Kinder Morgan, Inc. ........................            619,130

                                                                       6,300,012

Printing - Commercial - 0.5%
        26,286   Valassis Communications, Inc.* .............            941,039

Reinsurance - 0.8%
           630   Berkshire Hathaway, Inc. - Class B* ........          1,449,000

Retail - Apparel and Shoe - 0.5%
        30,810   Gap, Inc. ..................................            893,490

Retail - Jewelry - 0.2%
        12,070   Tiffany & Co. ..............................            437,175

Retail - Restaurants - 0.9%
        61,000   McDonald's Corp. ...........................          1,650,660

Semiconductor Components/Integrated Circuits - 2.2%
        34,710   Linear Technology Corp. ....................          1,534,876
        61,874   Maxim Integrated Products, Inc.* ...........          2,735,450

                                                                       4,270,326

Super-Regional Banks - 1.6%
       131,758   U.S. Bancorp ...............................          3,002,765

Telecommunication Equipment - 1.3%
       114,545   Nokia Oyj (ADR) ............................          2,524,572

Telephone - Integrated - 1.0%
         9,790   America Movil S.A. de C.V. - Series L (ADR)             204,219
        31,216   McLeodUSA, Inc. - Class A* .................            143,281
        93,664   Telefonica S.A.* ...........................          1,154,505
         9,790   Telefonos de Mexico S.A. (ADR) .............            343,531

                                                                       1,845,536

Toys - 0.8%
        82,370   Mattel, Inc. ...............................          1,558,440

Transportation - Railroad - 0.8%
        38,670   Canadian Pacific, Ltd. - New York Shares ...          1,498,463
--------------------------------------------------------------------------------
Total Common Stock (cost $152,519,131) ......................        148,556,587
--------------------------------------------------------------------------------
Corporate Bonds - 5.8%
Automotive - Cars and Light Trucks - 0.2%
$      300,000   DaimlerChrysler N.A. Holdings Corp., 6.67%
                   company guaranteed notes, due 2/15/02 ....            303,375

See Notes to Schedules of Investments.

22  Janus Aspen Series / June 30, 2001

Shares or Principal Amount                                          Market Value
================================================================================
Cellular Telecommunications - 0.1%
$       89,000   VoiceStream Wireless Corp., 10.375%
                   senior notes, due 11/15/09 ...............     $      101,460

Diversified Financial Services - 2.1%
                 General Electric Capital Corp.:
     1,115,000     7.00%, notes, due 3/1/02 .................          1,137,300
       580,000     7.00%, notes, due 2/3/03 .................            601,025
       493,000     6.81%, notes, due 11/3/03 ................            512,720
       370,000     5.375%, notes, due 4/23/04 ...............            372,312
     1,360,000     5.35%, notes, due 3/30/06 ................          1,343,000

                                                                       3,966,357

Enterprise Software/Services - 0.3%
       478,000   BEA Systems, Inc., 4.00%
                   convertible subordinated notes
                   due 12/15/06+ ............................            567,028

Finance - Auto Loans - 0.7%
                 Ford Motor Credit Co.:
       400,000     6.55%, notes, due 9/10/02 ................            407,500
       915,000     6.875%, notes, due 2/1/06 ................            926,437

                                                                       1,333,937

Finance - Investment Bankers/Brokers - 0.3%
                 Merrill Lynch & Company, Inc.:
       445,000     6.80%, notes, due 11/3/03 ................            460,019
       200,000     6.15%, notes, due 1/26/06 ................            200,500

                                                                         660,519

Food - Retail - 0.1%
       150,000   Safeway, Inc., 7.00%
                   notes, due 9/15/02 .......................            152,813

Oil Companies - Exploration and Production - 0.1%
       363,000   Devon Energy Corp., 0%
                   convertible debenture, due 6/27/20 .......            169,249

Retail - Discount - 0.6%
     1,075,000   Wal-Mart Stores, Inc., 6.875%
                   notes, due 8/1/02 ........................          1,101,875

Super-Regional Banks - 0.2%
       443,000   Firstar Bank N.A., 7.125%
                   subordinated notes, due 12/1/09 ..........            452,414

Telecommunication Services - 0.1%
       150,000   Qwest Capital Funding, Inc., 7.75%
                   company guaranteed notes, due 8/15/06 ....            157,125

Telephone - Integrated - 0.3%
       270,000   CenturyTel, Inc., 8.375%
                   notes, due 10/15/10 ......................            281,475
                 NTL, Inc.:
       111,000     7.00%, convertible subordinated notes
                   due 12/15/08 .............................             54,945
       712,000     5.75%, convertible subordinated notes
                   due 12/15/09+ ............................            233,180

                                                                         569,600

Toys - 0.2%
                 Mattel, Inc.:
       140,000     6.00%, notes, due 7/15/03 ................            138,425
       250,000     6.125%, notes, due 7/15/05 ...............            238,438

                                                                         376,863

Wireless Equipment - 0.5%
$    1,312,000   American Tower Corp., 5.00%
                   convertible notes, due 2/15/10+ ..........     $    1,023,360
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $11,384,637) ....................         10,935,975
--------------------------------------------------------------------------------
Preferred Stock - 2.6%
Automotive - Cars and Light Trucks - 1.1%
         5,947   Porsche A.G ................................          2,049,058

Electric - Integrated - 1.5%
        35,996   Reliant Energy, Inc., convertible, 2.00%
                   (AOL Time Warner, Inc.) ..................          2,884,179
--------------------------------------------------------------------------------
Total Preferred Stock (cost $4,383,681) .....................          4,933,237
--------------------------------------------------------------------------------
U.S. Government Obligations - 4.1%
                 U.S. Treasury Notes:
$    3,765,000     5.25%, due 8/15/03 .......................          3,832,582
     3,880,000     5.25%, due 5/15/04 .......................          3,948,172
--------------------------------------------------------------------------------
Total U.S. Government Obligations (cost $7,695,079) .........          7,780,754
--------------------------------------------------------------------------------
Repurchase Agreement - 8.9%
    16,800,000   Morgan Stanley Dean Witter & Co.
                   4.1158%, dated 6/29/01, maturing 7/2/01
                   to be repurchased at $16,805,754
                   collateralized by $74,666,563 in
                   U.S. Government Agencies, 0%-1,180.00%
                   10/25/02-6/1/31; with a value of
                   $17,290,021 (cost $16,800,000) ...........         16,800,000
--------------------------------------------------------------------------------
Total Investments (total cost $192,782,528) - 99.8% .........        189,006,553
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0.2%            437,276
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................     $  189,443,829
--------------------------------------------------------------------------------

Summary of Investments by Country, June 30, 2001

Country                     % of Investment Securities              Market Value
--------------------------------------------------------------------------------
Bermuda                                           2.0%           $     3,730,722
Canada                                            0.8%                 1,498,463
Finland                                           1.3%                 2,524,572
Germany                                           1.7%                 3,146,171
Japan                                             0.6%                 1,165,088
Mexico                                            0.3%                   547,750
Spain                                             0.6%                 1,154,505
Switzerland                                       0.5%                   904,826
United States++                                  92.2%               174,334,456
--------------------------------------------------------------------------------
Total                                           100.0%           $   189,006,553

++Includes Short-Term Securities (83.3% excluding Short-Term Securities)

See Notes to Schedules of Investments.

                                          Janus Aspen Series / June 30, 2001  23

Janus | Aspen Strategic Value Portfolio

(Photo)
David Decker
portfolio manager

For the six months ended June 30, 2001, Janus Aspen Strategic Value Portfolio declined 2.10% for its Institutional Shares and 2.29% for its Service Shares, outperforming its benchmark, the S&P 500 Index, which posted a loss of 6.69%.(1) Our goal, however, is to provide absolute performance, not relative performance, and for that reason I do not view our results favorably.

The primary factor influencing the severe downturn in the market was the correction in many highly valued technology and telecommunications companies that saw business conditions collapse in late 2000. The valuations of those companies quickly followed. A rally in early February, as well as in April, proved short-lived, as investors soon realized that a recovery was nowhere in sight.

Although the economic environment continues to damage corporate profitability, our conversations with our companies suggest room for a little optimism. While it is bad, it doesn't seem to be getting a lot worse in many industries. Furthermore, Janus Aspen Strategic Value Portfolio is designed to invest in companies that are undervalued relative to their intrinsic value. This is intended to provide a measure of support in difficult markets.

Our biggest disappointment of the period was Winstar Communications, a telecommunications company. After rebounding in the early part of this calendar year, its demise was rapid and painful. Winstar's fate was sealed under a mountain of debt and a market that was unwilling to extend it the credit it badly needed to survive. Operationally, we believe the company was sound. Unfortunately, it left itself little room for error given its debt load, and it was forced to file for bankruptcy in April. Our decision to stick with the investment was based on our belief that it could get through this environment due to its improving operations and that it would acquire the necessary financing to demonstrate the viability of its business model. That proved not to be the case, however, and we were forced to sell the position at a significant loss.

There are occasions when the value we see in a company is not readily recognized by the market and it often requires patience until that value is recognized. In highly volatile markets like those we have seen over the past six months, the time for value recognition to occur can be surprisingly long. However, if we are correct in our fundamental analysis, we are generally well rewarded. Take, for example, Advanced Micro Devices (AMD), the number-two manufacturer of microprocessors for PCs behind Intel. Despite tremendous improvements in technology and service, the valuation of AMD collapsed late last year, reaching a low of $14 per share. However, we believe AMD has become a fundamentally more competitive player, and its valuation didn't remotely reflect this change. Though gut wrenching, we chose to hold and add more to our position during this turmoil. Our patience was rewarded and the stock has appreciated by more than 100% since hitting its low.

Mattel also proved to be a very successful investment. Following a disastrous period culminating in an ill-advised acquisition, Mattel's valuation was sent to an extremely low level. A new management team, headed by Robert Eckert, has revitalized the company by focusing on capital efficiency and cash flow. The stock has since gained by more than 30%.

Despite compelling long-term fundamentals, oil and natural gas producer Anadarko Petroleum saw its stock tumble alongside much of the industry. During these mild "shoulder months" - the months between peak winter heating and summer cooling demands - natural gas reserves have jumped, leading natural gas prices to decline. Allegations of price fixing in California didn't help the situation and pressured the entire sector, including Anadarko. Regardless, the company maintains its aggressive plans for natural gas drilling and has in fact recently acquired Gulfstream Resources Canada, Ltd., which provides Anadarko with a world-class petroleum system in the Middle East as well as multiple exploration opportunities. With its proven ability to get more gas from the ground, we believe Anadarko is well-positioned to capitalize on the growing demand for natural gas that comes in the hot summer months and when the economy eventually turns around.

What these examples show is that there are opportunities out there to track down companies that will perform well in even the most difficult of market conditions. While not always easy to find, that is what we are looking for every day we come to work.

Thank you for your support of Janus Aspen Strategic Value Portfolio.

Portfolio Asset Mix (% of Assets)               June 30, 2001  December 31, 2000
--------------------------------------------------------------------------------
Equities                                                72.6%              78.4%
  Foreign                                               10.3%               9.2%
  Europe                                                 0.2%               0.4%
Top 10 Equities                                         31.3%              31.1%
Number of Stocks                                           59                 63
Cash, Cash Equivalents
  and Fixed Income Securities                           27.4%              21.6%
--------------------------------------------------------------------------------

(1)  All returns include reinvested dividends and capital gains.

Past performance does not guarantee future results.

24  Janus Aspen Series / June 30, 2001

Average Annual Total Return(1)
For the Period Ended June 30, 2001
--------------------------------------------------------------------------------
Institutional Shares (Inception Date 5/1/00)
  1 Year                                                                 (2.88)%
  From Inception                                                         (1.64)%
--------------------------------------------------------------------------------

S&P 500 Index
  1 Year                                                                (14.82)%
  From Portfolio Inception                                              (12.58)%
--------------------------------------------------------------------------------

Service Shares (Inception Date 5/1/00)
  1 Year                                                                 (2.77)%
  From Inception                                                         (1.63)%
--------------------------------------------------------------------------------
This Portfolio is designed for long-term investors who can accept the special risks associated with value investing.

Due to market volatility, current performance may be lower than the figures shown. Call 1-800-504-4440 or visit janus.com for more current performance information.

Due to recent market volatility, the Portfolio may have an increased position in cash for temporary defensive purposes.

(1) Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains. Standard & Poor's is a corporation that rates stocks and corporate and municipal bonds according to risk profiles. The S&P 500 is an index of 500 major, large-cap US corporations.The Portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio. These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. The adviser voluntarily waives a portion of the Portfolio's expenses. Without such waiver, the Portfolio's total returns for each class would have been lower.

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 72.6%
Automotive - Cars and Light Trucks - 1.4%
        31,000   Nissan Motor Company, Ltd. .................     $      214,015

Automotive - Truck Parts and Equipment - 3.1%
        13,350   Delphi Automotive Systems Corp. ............            212,665
         2,965   Lear Corp.* ................................            103,478
         9,655   Visteon Corp. ..............................            177,459

                                                                         493,602

Building Products - Cement and Aggregate - 2.8%
        16,665   Cemex S.A. (ADR) ...........................            441,622

Cable Television - 0%
           115   Comcast Corp. - Special Class A* ...........              4,991

Casino Hotels - 0.6%
         4,660   Park Place Entertainment Corp.* ............             56,386
         2,150   Station Casinos, Inc.* .....................             34,400

                                                                          90,786

Chemicals - Diversified - 0.6%
         1,820   E.I. du Pont de Nemours and Co. ............             87,797

Chemicals - Specialty - 0.3%
         1,190   Cytec Industries, Inc.* ....................             45,220

Commercial Services - 0.5%
         1,741   Arbitron, Inc.* ............................             41,958
           915   Iron Mountain, Inc.* .......................             41,029

                                                                          82,987

Commercial Services - Financial - 1.3%
         1,522   Dun & Bradstreet Corp.* ....................             42,920
         4,935   Moody's Corp. ..............................            165,323

                                                                         208,243

Computer Services - 4.8%
        20,500   Ceridian Corp.* ............................     $      392,985
        24,650   Unisys Corp.* ..............................            362,602

                                                                         755,587

Computers - 0.5%
         3,450   Apple Computer, Inc.* ......................             80,213

Containers - Paper and Plastic - 1.7%
        17,240   Packaging Corp. of America* ................            267,737

Diversified Financial Services - 2.7%
         8,086   Citigroup, Inc. ............................            427,264

Diversified Operations - 7.2%
        17,110   Honeywell International, Inc. ..............            598,679
         2,240   Illinois Tool Works, Inc. ..................            141,792
           260   Minnesota Mining and Manufacturing Co. .....             29,666
         6,640   Tyco International, Ltd. ...................            361,880

                                                                       1,132,017

Electronic Components - Semiconductors - 2.9%
        15,755   Advanced Micro Devices, Inc.* ..............            455,004

Electronic Design Automation - 1.5%
        12,730   Cadence Design Systems, Inc.* ..............            237,160

Engines - Internal Combustion - 0.7%
         2,920   Cummins, Inc. ..............................            113,004

Fiduciary Banks - 1.0%
         3,205   Bank of New York Company, Inc. .............            153,840

Finance - Investment Bankers/Brokers - 2.0%
         4,100   Lehman Brothers Holdings, Inc. .............            318,775

Finance - Mortgage Loan Banker - 0.7%
         2,320   Countrywide Credit Industries, Inc. ........            106,442

See Notes to Schedules of Investments.

                                          Janus Aspen Series / June 30, 2001  25

Janus | Aspen Strategic Value Portfolio

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================

Machinery - Construction and Mining - 0.1%
           430   Terex Corp.* ...............................     $        9,116

Medical - Drugs - 0.3%
         1,125   Schering-Plough Corp. ......................             40,770

Medical Products - 3.5%
        15,525   Becton, Dickinson and Co. ..................            555,640

Metal - Aluminum - 2.3%
         2,010   Alcoa, Inc. ................................             79,194
        11,500   MAXXAM, Inc.* ..............................            284,395

                                                                         363,589

Networking Products - 0.8%
        25,590   3Com Corp.* ................................            121,553

Oil - Field Services - 0.2%
           735   Weatherford International, Inc.* ...........             35,280

Oil Companies - Exploration and Production - 5.7%
         8,360   Anadarko Petroleum Corp. ...................            451,691
         7,675   Apache Corp. ...............................            389,506
         1,380   Burlington Resources, Inc. .................             55,131

                                                                         896,328

Oil Refining and Marketing - 1.2%
        15,500   SK Corp. ...................................            196,066

Optical Supplies - 0.8%
         3,545   Bausch & Lomb, Inc. ........................            128,471

Petrochemicals - 0.4%
         7,143   Reliance Industries, Ltd. ..................             56,110

Pipelines - 9.1%
        16,362   El Paso Corp. ..............................            859,659
         3,565   Enron Corp. ................................            174,685
         1,730   Kinder Morgan, Inc. ........................             86,933
         4,600   Kinder Morgan Management L.L.C.* ...........            315,100

                                                                       1,436,377

Printing - Commercial - 1.5%
         6,665   Valassis Communications, Inc.* .............            238,607

Publishing - Newspapers - 1.3%
         4,720   New York Times Co. - Class A ...............            198,240

Recreational Centers - 0.7%
         3,550   Bally Total Fitness Holding Corp.* .........            105,115

Reinsurance - 0.7%
            50   Berkshire Hathaway, Inc. - Class B* ........            115,000

Retail - Discount - 0%
         1,215   Ames Department Stores, Inc.* ..............              1,689

Retail - Toy Store - 0.7%
         4,425   Toys "R" Us, Inc.* .........................            109,519

Savings/Loan/Thrifts - 2.0%
         4,530   Golden West Financial Corp. ................            291,007
           780   Washington Mutual, Inc. ....................             29,289

                                                                         320,296

Telephone - Integrated - 0.2%
         1,135   Telefonos de Mexico S.A. (ADR) .............             39,827

Television - 0.2%
           950   SBS Broadcasting S.A.* .....................             24,462

Tobacco - 1.3%
         6,460   Vector Group, Ltd. .........................            206,397

Toys - 1.4%
        11,830   Mattel, Inc.* ..............................            223,824

Transportation - Marine - 1.9%
         7,310   Teekay Shipping Corp. ......................     $      292,546
--------------------------------------------------------------------------------
Total Common Stock (cost $11,135,329) .......................         11,431,128
--------------------------------------------------------------------------------
Corporate Bonds - 1.9%
Tobacco - 1.9%
$      300,000   Vector Group, Ltd., 6.25%
                   convertible subordinated
                   notes, due 7/15/08 (cost $300,000)+ ......            300,000
--------------------------------------------------------------------------------
U.S. Government Agencies - 26.6%
                 Fannie Mae
     3,000,000     3.63%, 7/26/01 ...........................          2,992,438
                 Freddie Mac
     1,200,000     3.50%, 7/2/01 ............................          1,199,883
--------------------------------------------------------------------------------
Total U.S. Government Agencies (amortized cost $4,192,321) ..          4,192,321
--------------------------------------------------------------------------------
Total Investments (total cost $15,627,650) - 101.1% .........         15,923,449
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (1.1)%        (181,014)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................     $   15,742,435
--------------------------------------------------------------------------------

Summary of Investments by Country, June 30, 2001

Country                     % of Investment Securities              Market Value
--------------------------------------------------------------------------------
Bahamas                                           1.8%           $       292,546
Bermuda                                           2.3%                   361,880
India                                             0.4%                    56,110
Japan                                             1.3%                   214,015
Luxembourg                                        0.2%                    24,462
Mexico                                            3.0%                   481,449
South Korea                                       1.2%                   196,066
United States++                                  89.8%                14,296,921
--------------------------------------------------------------------------------
Total                                           100.0%           $    15,923,449

++Includes Short-Term Securities (63.5% excluding Short-Term Securities)

See Notes to Schedules of Investments.

26  Janus Aspen Series / June 30, 2001

                                    Janus | Aspen International Growth Portfolio

(Photo)
Helen Young Hayes
portfolio manager

(Photo)
Brent Lynn
portfolio manager

Janus Aspen International Growth Portfolio's Institutional Shares fell 15.43% during the six-month period ended June 30, 2001, while the Portfolio's Service Shares gave back 15.53%. These results placed it slightly behind the 14.87% loss recorded by its benchmark, the MSCI EAFE Index.(1) These results came as a rapid slowdown in economic growth in the U.S. and hints of weakness overseas forced investors to factor a less-optimistic earnings outlook into stock prices across the globe.

The swiftness of the decline in the U.S. economy was truly surprising. By way of example, network gear manufacturer Cisco Systems - a company we do not own in this Portfolio but nonetheless follow closely - saw its fortunes reversed dramatically in the space of only a few months. Late last fall when end-markets for the company's networking products were strong, Cisco triumphantly beat Wall Street's earnings estimates for a fourteenth consecutive quarter and told investors that the company's outstanding growth would continue, even accelerate. But by February demand had slowed so sharply that the company announced plans to cut as much as 20% of its work force. Cisco's veteran CEO remarked that this was the sharpest deceleration he had witnessed at any point in his long career.

Cisco's experience was far from unique. Companies across the globe saw their prospects dim considerably while their ability to forecast future revenue and earnings all but disappeared. This was particularly true in technology and telecommunications, the two sectors of the market hit hardest by the volatility.

By far the greatest challenge any investor faces in this type of environment is balancing short-term performance against a longer-term outlook. Certainly, markets have recently shown themselves to be almost completely unwilling to look too far beyond tomorrow's news, and to ignore that dynamic would be naive. In recognition of this and other trends, many of our recent investments have been in carefully selected companies within areas of the market that enjoy relative stability in volatile times, including pharmaceuticals, financials, energy and consumer staples.

With that in mind, we have also narrowed our focus by trimming or eliminating our positions in companies with an uncertain outlook or whose valuations still appear vulnerable. Specific examples include Alcatel and Ericsson, both of which possess a high degree of exposure to the rapidly slowing telecommunications equipment market. We also reduced our exposure to optical networking companies such as Furukawa Electric and JDS Uniphase as a result of our growing belief that the global telecommunications industry has been overbuilt, a fact that could keep the stocks under pressure for some time.

Wireless produced mixed results. NTT DoCoMo - a company that dominates the wireless market in Japan and is establishing itself as a pioneer in so-called "3-G" infrastructure technology - held up well against a difficult environment but nonetheless failed to produce gains. Despite strong fundamentals, the stock was unable to overcome lingering concerns about softening growth in cellular subscribership, and therefore finished the period flat. Meanwhile, our position in cellular handset leader Nokia also gave ground. Although we reduced our Nokia position during the period, the company has continued to win market share throughout the difficult period and therefore remains one of our largest holdings.

Despite these setbacks, several companies were able to overcome the difficult environment to trade higher. Examples included consumer products companies such as Reckitt Benckiser, whose most notable brand names include Woolite, Lysol and French's Mustard. Investors viewed Reckitt Benckiser and other top-performing companies in the industry as safe havens in an increasingly volatile market, and the shares gained as a result. Investors also applauded the company's ability to grow its earnings as merger-related savings lift the company's bottom line.

In closing, the last six months have been disappointing. In hindsight, it is now clear that we should have acted more aggressively last year when we recognized that the U.S. economy - and therefore the rest of the world - was on the verge of a dramatic slowdown that would be led by many of the market sectors in which we invest. But hindsight is always 20/20, and the incentive to overreact to short-term disruptions in the market is always intense. Furthermore, we were encouraged by the Federal Reserve's commitment to staving off recession in the U.S. and the market's strong performance in April. While we have certainly made mistakes, we now believe the market is oversold and have actively tried to position the Portfolio to participate in a recovery by taking advantage of several outstanding opportunities when they have presented themselves.

Thank you for your continued investment in Janus Aspen International Growth Portfolio.

Portfolio Asset Mix (% of Assets)               June 30, 2001  December 31, 2000
--------------------------------------------------------------------------------
Equities                                                79.6%              82.2%
  Foreign                                               77.0%              79.2%
Top 10 Equities                                         25.9%              27.4%
Number of Stocks                                          116                101
Cash and Cash Equivalents                               20.4%              17.8%
--------------------------------------------------------------------------------

(1) All returns include reinvested net dividends. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

Past performance does not guarantee future results.

                                          Janus Aspen Series / June 30, 2001  27

Average Annual Total Return(1)
For the Periods Ended June 30, 2001
--------------------------------------------------------------------------------
Institutional Shares (Inception Date 5/2/94)
  1 Year                                                                (30.92)%
  5 Year                                                                  14.83%
  From Inception                                                          16.04%
--------------------------------------------------------------------------------

Morgan Stanley Capital International EAFE Index
  1 Year                                                                (23.84)%
  5 Year                                                                   2.83%
  From Inception Date of Institutional Shares                              4.11%
--------------------------------------------------------------------------------

Service Shares (Inception Date 12/31/99)
  1 Year                                                                (31.07)%
  5 Year                                                                  14.34%
  From Portfolio Inception                                                16.04%
--------------------------------------------------------------------------------
Returns shown for Service Shares for periods prior to their inception are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

In recent years returns have sustained significant gains and losses due to market volatility in the technology sector.

Foreign investing involves special risks such as currency fluctuations and political uncertainty.

Due to market volatility, current performance may be lower than the figures shown. Call 1-800-504-4440 or visit janus.com for more current performance information.

(1) Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains. The Morgan Stanely Capital International EAFE Index is defined as an international index measuring market performance of 20 countries in Europe, Australia, and the Far East. It's divided into 8 economic sectors and 38 industry groups; managed by Morgan Stanley Capital International. The Portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio. These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

All returns include reinvested net dividends. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 76.4%
Advertising Services - 0.5%
       266,992   Havas Advertising S.A.** ...................     $    2,938,350
       551,950   WPP Group PLC** ............................          5,433,876

                                                                       8,372,226

Aerospace and Defense - 1.1%
       249,828   Embraer-Empresa Brasileira de
                   Aeronautica S.A. (ADR) ...................          9,755,783
       430,471   European Aeronautic Defence and
                   Space Co.** ..............................          7,926,200

                                                                      17,681,983

Applications Software - 0.6%
        43,153   Infosys Technologies, Ltd.* ................          3,450,666
     1,530,886   Satyam Computer Services, Ltd. .............          5,547,382

                                                                       8,998,048

Audio and Video Products - 0.8%
       177,500   Sony Corp.** ...............................         11,670,555

Automotive - Cars and Light Trucks - 0.4%
       202,133   BMW A.G.** .................................          6,656,542

Beverages - Wine and Spirits - 0.5%
       758,876   Diageo PLC** ...............................          8,324,868

Brewery - 1.5%
       456,338   Interbrew Brews Beer Co.**, + ..............         12,207,748
     1,292,000   Kirin Brewery Company, Ltd.** ..............         10,991,506

                                                                      23,199,254

Broadcast Services and Programming - 1.5%
       576,431   Grupo Televisa S.A. (GDR)* .................         23,063,004

Cable Television - 1.4%
       918,471   Shaw Communications, Inc. - Class B** ......         21,703,504

Cellular Telecommunications - 8.3%
     3,464,000   China Mobile, Ltd.*,** .....................     $   18,297,894
     1,217,843   China Mobile, Ltd. (ADR)*,** ...............         32,626,014
         3,724   NTT DoCoMo, Inc.** .........................         64,796,074
       119,804   Telesp Celular Participacoes S.A. (ADR) ....          1,815,031
     4,631,591   Vodafone Group PLC** .......................         10,259,418

                                                                     127,794,431

Chemicals - Diversified - 0.3%
        97,420   Akzo Nobel N.V.** ..........................          4,123,633

Chemicals - Specialty - 0.6%
       174,551   Syngenta A.G.*,** ..........................          9,177,439

Commercial Banks Non-U.S. - 0.4%
         1,726   Julius Baer Holding A.G. - Class B*,** .....          6,640,493

Computer Services - 0.2%
       557,592   Getronics N.V.** ...........................          2,312,994

Computers - 1.0%
    26,512,000   Legend Holdings, Ltd.** ....................         14,871,218

Diversified Financial Services - 0.8%
       346,840   Deutsche Boerse A.G.**,+ ...................         12,185,381

Diversified Operations - 5.5%
     1,068,988   Bombardier, Inc. - Class B** ...............         16,060,601
     2,048,000   Citic Pacific, Ltd.** ......................          6,341,224
     1,373,410   Hays PLC** .................................          3,539,616
        24,553   Siemens A.G.** .............................          1,503,851
     1,051,025   Tyco International, Ltd. ...................         57,280,863

                                                                      84,726,155

Electric - Generation - 0.6%
       206,265   AES Corp.* .................................          8,879,708

See Notes to Schedules of Investments.

28  Janus Aspen Series / June 30, 2001

                                    Janus | Aspen International Growth Portfolio

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Electronic Components - 1.6%
       233,550   Celestica, Inc. - New York Shares*,** ......     $   12,027,825
       155,560   Flextronics International, Ltd.* ...........          4,061,672
        58,377   Koninklijke (Royal) Philips Electronics N.V.**        1,547,343
       152,000   NEC Corp.** ................................          2,053,633
        32,610   Samsung Electronics** ......................          4,814,565

                                                                      24,505,038

Electronic Components - Semiconductors - 2.6%
        40,600   Rohm Company, Ltd.** .......................          6,308,979
       473,182   STMicroelectronics N.V.** ..................         16,423,810
       490,868   STMicroelectronics N.V.
                   - New York Shares** ......................         16,689,512

                                                                      39,422,301

Electronic Security Devices - 0.6%
     3,767,557   Chubb PLC** ................................          8,809,138

Food - Catering - 0.3%
       579,824   Compass Group PLC*,** ......................          4,640,026

Food - Diversified - 1.6%
       333,972   Orkla A.S.A ................................          6,045,856
       307,237   Unilever N.V.** ............................         18,414,868

                                                                      24,460,724

Food - Retail - 0.6%
       234,195   Koninklijke Ahold N.V.** ...................          7,335,694
       275,070   Safeway PLC** ..............................          1,558,083

                                                                       8,893,777

Human Resources - 1.5%
        66,370   Adecco S.A.** ..............................          3,123,989
     1,641,173   Capita Group PLC** .........................         10,675,250
     2,527,072   Michael Page International PLC*,** .........          4,975,739
       508,434   Vedior N.V.**,+ ............................          4,605,536

                                                                      23,380,514

Internet Security - 0.4%
       114,126   Check Point Software Technologies, Ltd.* ...          5,771,352

Investment Management and Advisory Service - 0.1%
       128,470   Amvescap PLC** .............................          2,231,416

Machinery - Electrical - 1.0%
       284,453   Schneider Electric S.A.** ..................         15,724,815

Medical - Biomedical and Genetic - 0.9%
       247,867   Cambridge Antibody Technology
                   Group PLC*,** ............................          7,223,046
       468,263   Oxford GlycoSciences PLC*,** ...............          7,310,124

                                                                      14,533,170

Medical - Drugs - 6.1%
       256,621   AstraZeneca Group PLC** ....................         11,957,092
       359,000   Eisai Company, Ltd.** ......................          8,045,547
        26,940   Novartis A.G.** ............................            975,017
       162,049   Pharmacia Corp. ............................          7,446,152
       217,000   Roche Holdings A.G.** ......................         15,634,963
        17,103   Serono S.A. - Class B** ....................         16,966,450
       224,000   Shionogi and Company, Ltd.** ...............          4,669,826
       413,000   Takeda Chemical Industries, Ltd.** .........         19,206,903
       327,000   Yamanouchi Pharmaceutical
                   Company, Ltd.** ..........................          9,176,881

                                                                      94,078,831

Metal Processors and Fabricators - 0.6%
       613,226   Assa Abloy A.B. - Class B ..................          8,760,355

Money Center Banks - 3.1%
     2,641,800   Banco Bilbao Vizcaya Argentaria S.A.** .....         34,173,160
       384,029   Lloyds TSB Group PLC** .....................          3,842,827
       527,368   Standard Chartered PLC** ...................          6,756,847
        26,891   UBS A.G.** .................................          3,852,579

                                                                      48,625,413

Multi-Line Insurance - 3.5%
       820,256   Aegon N.V.** ...............................     $   23,088,883
       321,664   Axa** ......................................          9,163,247
        62,701   Zurich Financial Services A.G.** ...........         21,384,657

                                                                      53,636,787

Multimedia - 1.2%
       243,571   Corus Entertainment, Inc. - Class B*,** ....          5,569,410
       125,493   Vivendi Universal S.A.** ...................          7,314,511
        90,803   Vivendi Universal S.A. (ADR)** .............          5,266,574

                                                                      18,150,495

Network Software - 0.3%
     1,315,163   Dimension Data Holdings PLC*,** ............          4,994,078

Oil - Field Services - 0.5%
       157,915   Schlumberger, Ltd. .........................          8,314,225

Oil Companies - Exploration and Production - 0.1%
        95,976   Anderson Exploration, Ltd.*,** .............          1,938,417

Oil Companies - Integrated - 3.8%
       231,407   Husky Energy, Inc.** .......................          2,473,327
    16,091,000   PetroChina Company, Ltd.** .................          3,342,135
       411,060   Petroleo Brasileiro S.A. (ADR) .............         10,687,560
       165,599   Repsol - YPF S.A.** ........................          2,733,721
        92,373   Suncor Energy, Inc.** ......................          2,349,560
       270,592   Total Fina Elf** ...........................         37,888,927

                                                                      59,475,230

Optical Supplies - 0.5%
       112,000   Hoya Corp.** ...............................          7,094,543

Petrochemicals - 1.9%
     3,832,293   Reliance Industries, Ltd. ..................         30,103,802

Publishing - Periodicals - 0.7%
       397,209   Wolters Kluwer N.V.** ......................         10,676,396

Recycling - 0.2%
       228,736   Tomra Systems A.S.A ........................          3,528,239

Retail - Apparel and Shoe - 0.2%
       204,010   Industria de Diseno Textil S.A.*,**,+ ......          3,255,552

Security Services - 0.9%
       758,589   Securitas A.B. - Class B ...................         13,276,154

Semiconductor Components/Integrated Circuits - 0.5%
     4,289,600   Taiwan Semiconductor Manufacturing
                   Company, Ltd.* ...........................          7,973,971

Semiconductor Equipment - 0.9%
       290,161   ASM Lithography Holding N.V.*,** ...........          6,507,031
       338,825   ASM Lithography Holding N.V.
                   - New York Shares*,** ....................          7,538,856

                                                                      14,045,887

Soap and Cleaning Preparations - 1.8%
     1,961,469   Reckitt Benckiser PLC** ....................         28,275,954

Telecommunication Equipment - 4.4%
       274,826   Comverse Technology, Inc.* .................         15,835,474
     2,769,761   Datacraft Asia, Ltd.*,** ...................         11,300,625
       544,586   Himachal Futuristic Communications, Ltd.* ..          1,025,766
       674,308   Nokia Oyj** ................................         15,281,590
       882,364   Nokia Oyj (ADR)** ..........................         19,447,303
     1,015,369   Telefonaktiebolaget L.M. Ericsson
                   A.B. (ADR) ...............................          5,503,300

                                                                      68,394,058

Telecommunication Services - 2.0%
       323,948   Amdocs, Ltd.*,** ...........................         17,444,600
       350,127   COLT Telecom Group PLC*,** .................          2,422,717
     1,481,075   Energis PLC*,** ............................          3,931,660
       414,181   SK Telecom Company, Ltd. (ADR)** ...........          6,999,659

                                                                      30,798,636

See Notes to Schedules of Investments.

                                          Janus Aspen Series / June 30, 2001  29

Janus | Aspen International Growth Portfolio

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Telephone - Integrated - 4.3%
       876,615   America Movil S.A. de C.V. - Series L (ADR)      $   18,286,189
           530   Nippon Telegraph & Telephone Corp.** .......          2,762,285
     1,116,999   Telefonica S.A.*,** ........................         13,768,163
        41,799   Telefonica S.A. (ADR)*,** ..................          1,556,595
       839,005   Telefonos de Mexico S.A. (ADR) .............         29,440,685

                                                                      65,813,917

Television - 0.8%
     2,808,000   Television Broadcasts, Ltd.** ..............         11,808,560

Tobacco - 0.8%
         1,777   Japan Tobacco, Inc.** ......................         12,253,641

Transportation - Railroad - 0%
         3,651   Canadian National Railway Co.** ............            147,766
         3,880   Canadian National Railway Co.
                   - New York Shares** ......................            157,140

                                                                         304,906

Wire and Cable Products - 0.1%
       257,000   Furukawa Electric Company, Ltd.** ..........          2,050,385
--------------------------------------------------------------------------------
Total Common Stock (cost $1,281,355,355) ....................      1,180,382,139
--------------------------------------------------------------------------------
Preferred Stock - 3.2%
Automotive - Cars and Light Trucks - 0.7%
        32,625   Porsche A.G.** .............................         11,241,047

Investment Management and Advisory Services - 0.9%
       131,088   Marschollek, Lautenschlaeger und
                   Partner A.G.** ...........................         14,426,738

Oil Companies - Integrated - 1.3%
       848,813   Petroleo Brasileiro S.A. (ADR) .............         19,853,736

Telephone - Integrated - 0.3%
       103,303   Telecomunicacoes Brasileiras S.A. (ADR) ....          4,829,415
--------------------------------------------------------------------------------
Total Preferred Stock (cost $46,341,663) ....................         50,350,936
--------------------------------------------------------------------------------
Repurchase Agreement - 9.9%
$  152,900,000   Morgan Stanley Dean Witter & Co., 4.1158%
                   dated 6/29/01, maturing 7/2/01
                   to be repurchased at $152,952,368
                   collateralized by $679,554,614 in
                   U.S. Government Agencies, 0%-1,180.00%
                   10/25/02-6/1/31; with a value of
                   $157,359,773 (cost $152,900,000) .........        152,900,000
--------------------------------------------------------------------------------
U.S. Government Agencies - 8.4%
                 Fannie Mae
    20,000,000     3.63%, 7/26/01 ...........................         19,949,583
                 Federal Home Loan Bank System:
    25,000,000     3.66%, 7/17/01 ...........................         24,959,333
    25,000,000     4.37%, 8/3/01 ............................         24,918,646
    35,000,000     3.70%, 9/4/01 ............................         34,777,701
    25,000,000     3.50%, 9/18/01 ...........................         24,810,069
--------------------------------------------------------------------------------
Total U.S. Government Agencies (cost $129,404,889) ..........        129,415,332
--------------------------------------------------------------------------------
Total Investments (total cost $1,610,001,907) - 97.9% .......      1,513,048,407
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 2.1%         32,050,537
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................     $1,545,098,944
--------------------------------------------------------------------------------

Summary of Investments by Country, June 30, 2001

Country                     % of Investment Securities              Market Value
--------------------------------------------------------------------------------
Belgium                                           0.8%           $    12,207,748
Bermuda                                           3.8%                57,280,863
Brazil                                            3.1%                46,941,525
Canada                                            4.1%                62,427,550
Finland                                           2.3%                34,728,893
France                                            5.7%                86,222,624
Germany                                           3.0%                46,013,559
Hong Kong                                         5.8%                87,287,045
India                                             2.7%                40,127,616
Israel                                            0.4%                 5,771,352
Japan                                            10.7%               161,080,758
Mexico                                            4.7%                70,789,878
Netherlands                                       5.7%                86,151,234
Norway                                            0.6%                 9,574,095
Singapore                                         1.0%                15,362,297
South Korea                                       0.8%                11,814,224
Spain                                             3.7%                55,487,191
Sweden                                            1.8%                27,539,809
Switzerland                                       7.3%               110,868,909
Taiwan                                            0.5%                 7,973,971
United Kingdom                                   10.2%               154,606,375
United States++                                  21.3%               322,790,891
--------------------------------------------------------------------------------
Total                                           100.0%           $ 1,513,048,407

++Includes Short-Term Securities (2.7% excluding Short-Term Securities)

Forward Currency Contracts, Open at June 30, 2001

Currency Sold and                   Currency          Currency        Unrealized
Settlement Date                   Units Sold   Value in $ U.S.       Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 10/26/01             4,400,000    $    6,189,480    $      100,320
British Pound 11/2/01              7,992,000        11,239,150           177,535
British Pound 11/9/01             16,200,000        22,775,580           512,716
Canadian Dollar 7/16/01           11,842,000         7,825,800         (164,047)
Canadian Dollar 8/10/01            3,500,000         2,311,910          (41,394)
Euro 7/19/01                       4,713,000         4,001,337           341,013
Euro 10/26/01                     23,000,000        19,497,100           280,789
Euro 11/9/01                      60,825,000        51,555,270         2,073,928
Euro 11/16/01                     38,400,000        32,544,000         1,028,883
Hong Kong Dollar
  11/2/01                        230,834,000        29,599,415           (3,980)
Hong Kong Dollar
  11/9/01                        234,011,000        30,006,796          (10,193)
Hong Kong Dollar
  11/16/01                       164,099,000        21,041,840          (15,099)
Japanese Yen 7/19/01              33,985,000           273,157            22,365
Japanese Yen
  8/10/01                      1,050,000,000         8,460,046         1,452,608
Japanese Yen
  10/26/01                     4,900,000,000        39,804,810           495,799
Japanese Yen
  11/2/01                      1,295,060,000        10,528,318            86,928
Japanese Yen
  11/9/01                      7,276,000,000        59,195,860         1,804,634
Japanese Yen 11/16/01             79,000,000           643,214            17,045
South Korean Won
  8/10/01                      1,400,000,000         1,072,797            37,873
South Korean Won
  10/22/01                     2,000,000,000         1,526,718           (4,648)
South Korean Won
  10/29/01                     5,800,000,000         4,425,792            64,241
Swiss Franc 10/26/01              14,000,000         7,820,792           241,238
Swiss Franc 11/9/01               12,345,000         6,898,189           291,262
Swiss Franc 11/16/01              15,000,000         8,383,167           291,370
--------------------------------------------------------------------------------
Total                                           $  387,620,538    $    9,081,186

See Notes to Schedules of Investments.

30  Janus Aspen Series / June 30, 2001

                                        Janus | Aspen Worldwide Growth Portfolio

(Photo)
Helen Young Hayes
portfolio manager

(Photo)
Laurence Chang
portfolio manager

Janus Aspen Worldwide Growth Portfolio's Institutional Shares declined 13.49% during the six-month period ended June 30, 2001, while the Portfolio's Service Shares gave back 13.62%. These results placed the Portfolio behind the 10.66% loss registered by its benchmark, the MSCI World Index.(1)

A surprisingly rapid slowdown in economic growth in the U.S. weighed on worldwide markets during the period as investors factored a less-optimistic earnings outlook into stock prices. Meanwhile, signs that the slowdown was spreading to Europe and Asia allowed the sell-off to gain momentum overseas, with markets in Japan touching lows not seen in more than 15 years. Emerging markets also gave ground as the increasingly unsettled economic environment took its toll on less-developed countries as well.

Although several of our U.S.-based technology franchises participated in a sharp retreat by the Nasdaq Composite Index during the opening months of the period, we still have faith in many of these companies and have maintained a substantial commitment to those we feel are well-positioned for long-term growth. At the same time, in the interest of reducing the Portfolio's exposure, we trimmed or eliminated positions in several technology-related companies whose near-term earnings risk and valuations we felt led to greater risk than reward. Examples included Cisco Systems, the preeminent provider of Internet switching systems and software; Vodafone, the leader in European wireless telecommunications; and EMC, a top maker of data storage systems. We also sold Nortel, a Canadian-based producer of telecommunications and broadband equipment for telephone and cable companies. Though a high-quality company, Nortel's valuation was uncomfortably high relative to its peers.

Meanwhile, cellular handset leader Nokia stands out as an example of a company in which our faith remains intact despite recent declines. Although earlier estimates that predicted half a billion handsets would be sold in 2000 were clearly over-optimistic, worldwide subscriber roles expanded by nearly 50% during the year, matching rates seen during the last five years and providing a strong tailwind for Nokia. At least as important, however, was the fact that Nokia successfully turned recent difficulties to its advantage by taking market share from key competitors such as Motorola and Ericsson while at the same time continuing to win a majority of new "3-G" wireless infrastructure contracts. Intermediate- and long-term trends remain strong as well, with aggressive competition among service providers potentially changing the industry's pricing structure to the benefit of handset providers. At the same time, the advent of wireless Internet services promises to ignite a robust upgrade cycle for Web-enabled phones. Taken together, these trends have left Nokia trading at what we believe is a reasonable valuation.

Still, a number of companies were able to overcome the difficult environment to trade higher, including consumer products company Reckitt-Benckiser, whose most notable brand names include Woolite, Lysol and French's Mustard. Investors viewed Reckitt-Benckiser and other top-performing companies in the industry as a safe haven in an increasingly volatile market, and the shares gained as a result. Investors also applauded the company's ability to grow earnings quickly as merger-related savings helped lift the company's bottom line.

Elsewhere, financial services leader Citigroup also performed well. The company benefited from declining interest rates and the market's perception that it represents something of a safe haven during times of economic uncertainty. Equally important, however, is the enormous diversity in Citigroup's product line and the geographic areas in which it operates. This all but ensures that a macroeconomic downturn in one area - no matter how severe - is unlikely to completely derail the company.

In closing, we are disappointed with our performance during what has been an extremely difficult period for growth investors. Looking back, we were clearly too slow in reacting to what proved to be an extraordinarily rapid erosion of fundamentals in several of the high-growth areas of the market in which we invest, and our results certainly reflect it. However, we believe there are now reasons to be optimistic. Central banks around the globe are aggressively cutting interest rates, a fact that should set the stage for a rebound in economic growth and a consequent recovery in the equity markets from today's depressed levels. For our part, we will do our best to use the current trough to diversify the Portfolio with well-managed, high-quality companies - particularly those that are now trading at attractive valuations - that feature proven products and franchises.

Thank  you for  your  continued  investment  in  Janus  Aspen  Worldwide  Growth
Portfolio.

Portfolio Asset Mix (% of Assets)               June 30, 2001  December 31, 2000
--------------------------------------------------------------------------------
Equities                                                86.8%              82.1%
  Foreign                                               54.0%              52.5%
Top 10 Equities                                         27.7%              25.0%
Number of Stocks                                          128                116
Cash and Cash Equivalents                               13.2%              17.9%
--------------------------------------------------------------------------------

(1) All returns include reinvested net dividends. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

Past performance does not guarantee future results.

                                          Janus Aspen Series / June 30, 2001  31

Average Annual Total Return(1)
For the Periods Ended June 30, 2001
--------------------------------------------------------------------------------
Institutional Shares (Inception Date 9/13/93)
  1 Year                                                                (28.52)%
  5 Year                                                                  15.17%
  From Inception                                                          18.50%
--------------------------------------------------------------------------------

Morgan Stanley Capital International World Index
  1 Year                                                                (20.40)%
  5 Year                                                                   8.13%
  From Inception Date of Institutional Shares                              9.43%
--------------------------------------------------------------------------------

Service Shares (Inception Date 12/31/99)
  1 Year                                                                (28.82)%
  5 Year                                                                  14.81%
  From Portfolio Inception                                                18.16%
--------------------------------------------------------------------------------
Returns shown for Service Shares for periods prior to their inception are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

In recent years returns have sustained significant gains and losses due to market volatility in the technology sector.

Foreign investing involves special risks such as currency fluctuations and political uncertainty.

Due to market volatility, current performance may be lower than the figures shown. Call 1-800-504-4440 or visit janus.com for more current performance information.

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 85.1%
Advertising Services - 0.2%
     1,623,298   WPP Group PLC** ............................     $   15,981,158

Aerospace and Defense - 1.2%
     1,144,260   Boeing Co. .................................         63,620,856
       459,085   Embraer-Empresa Brasileira de
                   Aeronautica S.A. (ADR) ...................         17,927,269

                                                                      81,548,125

Airlines - 0%
         2,160   Southwest Airlines Co. .....................             39,938

Audio and Video Products - 0.8%
       786,600   Sony Corp.** ...............................         51,718,639

Automotive - Cars and Light Trucks - 0.8%
     1,593,587   BMW A.G.** .................................         52,479,203

Beverages - Non-Alcoholic - 0.5%
       760,415   PepsiCo, Inc. ..............................         33,610,343

Beverages - Wine and Spirits - 0.6%
     3,684,331   Diageo PLC** ...............................         40,417,104

Broadcast Services and Programming - 3.0%
     1,913,710   AT&T Corp./Liberty Media Group - Class A* ..         33,470,788
     1,621,121   Clear Channel Communications, Inc.* ........        101,644,287
     1,752,439   Grupo Televisa S.A. (GDR)* .................         70,115,084

                                                                     205,230,159

Cable Television - 1.7%
       270,765   Adelphia Communications Corp. - Class A* ...         11,101,365
     2,077,072   Comcast Corp. - Special Class A* ...........         90,144,925
       463,193   Shaw Communications, Inc. - Class B** ......         10,945,268

                                                                     112,191,558

Cellular Telecommunications - 8.0%
    12,806,925   China Mobile, Ltd.*,** .....................     $   67,650,044
     5,514,853   China Mobile, Ltd. (ADR)*,** ...............        147,742,912
        15,111   NTT DoCoMo, Inc.** .........................        262,925,210
    20,193,533   Vodafone Group PLC** .......................         44,730,609
       689,587   Vodafone Group PLC (ADR)** .................         15,412,269

                                                                     538,461,044

Chemicals - Diversified - 0.7%
       425,012   Akzo Nobel N.V.** ..........................         17,990,078
       580,630   E.I. du Pont de Nemours and Co. ............         28,009,591

                                                                      45,999,669

Commercial Services - Financial - 0.5%
       878,526   Paychex, Inc. ..............................         35,141,040

Computers - Memory Devices - 0.7%
       930,931   EMC Corp.* .................................         27,043,546
       313,630   VERITAS Software Corp.* ....................         20,865,804

                                                                      47,909,350

Cosmetics and Toiletries - 0.8%
     1,196,515   Estee Lauder Companies, Inc. - Class A .....         51,569,797

Data Processing and Management - 0.5%
       623,175   Automatic Data Processing, Inc. ............         30,971,797
        29,065   Fiserv, Inc.* ..............................          1,859,579

                                                                      32,831,376

Diversified Financial Services - 2.4%
     3,055,689   Citigroup, Inc. ............................        161,462,607

See Notes to Schedules of Investments.

32  Janus Aspen Series / June 30, 2001

                                        Janus | Aspen Worldwide Growth Portfolio

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Diversified Operations - 8.4%
     1,640,234   Bombadier, Inc. - Class B** ................     $   24,643,069
     1,550,185   Cendant Corp.* .............................         30,228,607
     6,198,000   Citic Pacific, Ltd.** ......................         19,190,872
     4,808,203   General Electric Co. .......................        234,399,896
     4,818,932   Tyco International, Ltd. ...................        262,631,794

                                                                     571,094,238

Electric - Generation - 0.7%
     1,145,025   AES Corp.* .................................         49,293,326

Electronic Components - 0.7%
       639,198   Celestica, Inc. - New York Shares*,** ......         32,918,697
       193,835   Flextronics International, Ltd.* ...........          5,061,032
        64,830   Samsung Electronics** ......................          9,571,551
                                                                      47,551,280

Electronic Components - Semiconductors - 2.8%
       137,800   Rohm Company, Ltd.** .......................         21,413,235
     3,551,104   STMicroelectronics N.V.** ..................        123,256,291
     1,272,745   STMicroelectronics N.V.
                   - New York Shares** ......................         43,273,330

                                                                     187,942,856

Fiduciary Banks - 0.3%
       258,570   Bank of New York Company, Inc. .............         12,411,360
       209,370   State Street Corp. .........................         10,361,721

                                                                      22,773,081

Finance - Credit Card - 0.3%
       565,042   American Express Co. .......................         21,923,630

Finance - Investment Bankers/Brokers - 1.1%
       533,695   Goldman Sachs Group, Inc. ..................         45,791,031
       474,875   Merrill Lynch & Company, Inc. ..............         28,136,344

                                                                      73,927,375

Food - Catering - 0.3%
     2,857,964   Compass Group PLC*,** ......................         22,870,779

Food - Diversified - 1.2%
     1,368,993   Unilever N.V.** ............................         82,053,353

Food - Retail - 0.9%
     1,735,486   Koninklijke Ahold N.V.** ...................         54,360,656
     1,214,408   Safeway PLC** ..............................          6,878,791

                                                                      61,239,447

Human Resources - 0.4%
     3,714,744   Capita Group PLC** .........................         24,163,096

Insurance Brokers - 0.2%
       148,815   Marsh & McLennan Companies, Inc. ...........         15,030,315

Machinery - Electrical - 1.0%
     1,277,808   Schneider Electric S.A.** ..................         70,638,364

Medical - Biomedical and Genetic - 0.4%
       194,965   Genentech, Inc.* ...........................         10,742,571
       210,211   Human Genome Sciences, Inc.* ...............         12,665,213
       172,898   Millennium Pharmaceuticals, Inc.* ..........          6,151,711

                                                                      29,559,495

Medical - Drugs - 8.7%
     1,032,250   Abbott Laboratories ........................     $   49,558,322
       360,125   American Home Products Corp. ...............         21,045,705
       884,392   AstraZeneca Group PLC** ....................         41,207,682
       278,717   Aventis S.A.** .............................         22,250,358
       793,065   Bristol-Myers Squibb Co. ...................         41,477,299
       120,320   Novartis A.G.** ............................          4,354,642
     2,944,239   Pfizer, Inc. ...............................        117,916,772
     1,019,217   Pharmacia Corp. ............................         46,833,021
       944,700   Roche Holding A.G.** .......................         68,066,125
       283,199   Sepracor, Inc.* ............................         11,271,320
        29,199   Serono S.A. - Class B** ....................         28,965,876
     1,675,000   Takeda Chemical Industries, Ltd.** .........         77,897,244
       394,940   Teva Pharmaceutical Industries, Ltd. (ADR) .         24,604,762
     1,180,000   Yamanouchi Pharmaceutical Company, Ltd.** ..         33,115,349

                                                                     588,564,477

Medical - HMO - 0.1%
        61,895   UnitedHealth Group, Inc. ...................          3,822,016

Medical Instruments - 1.5%
     1,113,870   Guidant Corp.* .............................         40,099,320
     1,275,489   Medtronic, Inc. ............................         58,685,249

                                                                      98,784,569

Medical Products - 0.8%
     1,027,566   Johnson & Johnson ..........................         51,378,300

Metal Processors and Fabricators - 0.9%
     4,211,742   Assa Abloy A.B. - Class B ..................         60,167,632

Money Center Banks - 3.5%
    11,657,388   Banco Bilbao Vizcaya Argentaria S.A.** .....        150,794,831
       280,495   Bank of America Corp. ......................         16,838,115
     1,745,558   Lloyds TSB Group PLC** .....................         17,467,113
     1,443,585   Standard Chartered PLC** ...................         18,495,781
       240,238   UBS A.G.** .................................         34,418,052

                                                                     238,013,892

Multi-Line Insurance - 2.9%
     2,155,436   Aegon N.V.** ...............................         60,672,045
     2,240,884   Axa** ......................................         63,836,092
       201,942   Zurich Financial Services A.G.** ...........         68,873,868

                                                                     193,382,005

Multimedia - 4.4%
     1,794,212   AOL Time Warner, Inc.* .....................         95,093,236
     1,709,251   Viacom, Inc. - Class B* ....................         88,453,739
       337,037   Vivendi Universal S.A.** ...................         19,644,608
       563,353   Vivendi Universal S.A. (ADR)** .............         32,674,474
     2,033,085   Walt Disney Co. ............................         58,735,826

                                                                     294,601,883

Network Software - 0.5%
     9,214,061   Dimension Data Holdings PLC*,** ............         34,988,618

Oil - Field Services - 0.5%
       650,710   Schlumberger, Ltd. .........................         34,259,881

Oil Companies - Exploration and Production - 0.4%
       518,525   Anadarko Petroleum Corp. ...................         28,015,906
       134,388   Anderson Exploration, Ltd.*,** .............          2,714,220

                                                                      30,730,126

See Notes to Schedules of Investments.

                                          Janus Aspen Series / June 30, 2001  33

Janus | Aspen Worldwide Growth Portfolio

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Oil Companies - Integrated - 5.0%
     4,302,708   BP Amoco PLC** .............................     $   35,430,780
       476,625   Exxon Mobil Corp. ..........................         41,633,194
   172,144,000   PetroChina Co. Ltd.** ......................         35,754,681
     1,945,620   Petroleo Brasileiro S.A. (ADR) .............         50,586,120
     1,554,970   Repsol - YPF S.A.** ........................         25,669,563
       185,881   Suncor Energy, Inc.** ......................          4,727,989
     1,044,205   Total Fina Elf** ...........................        146,212,035

                                                                     340,014,362

Optical Supplies - 0.3%
       293,000   Hoya Corp.** ...............................         18,559,830

Petrochemicals - 0.8%
     6,984,616   Reliance Industries, Ltd. ..................         54,866,237

Publishing - Periodicals - 0.7%
     1,763,146   Wolters Kluwer N.V.** ......................         47,390,780

Retail - Discount - 1.3%
       180,205   Costco Wholesale Corp.* ....................          7,402,821
     1,626,205   Wal-Mart Stores, Inc. ......................         79,358,804

                                                                      86,761,625

Retail - Drug Store - 0.4%
       896,555   Walgreen Co. ...............................         30,617,353

Retail - Restaurants - 0.1%
       344,940   McDonald's Corp.* ..........................          9,334,076

Security Services - 0.9%
     3,330,704   Securitas A.B. - Class B ...................         58,291,038

Semiconductor Components/Integrated Circuits - 1.1%
       895,575   Linear Technology Corp. ....................         39,602,326
       445,850   Maxim Integrated Products, Inc.* ...........         19,711,028
     9,210,600   Taiwan Semiconductor Manufacturing
                   Co., Ltd.* ...............................         17,121,656

                                                                      76,435,010

Semiconductor Equipment - 0.8%
     1,090,463   ASM Lithography Holding N.V.*,** ...........         24,454,272
     1,250,884   ASM Lithography Holding N.V.
                   - New York Shares*,** ....................         27,832,169

                                                                      52,286,441

Soap and Cleaning Preparations - 0.1%
       287,143   Reckitt Benckiser PLC** ....................          4,139,368

Telecommunication Equipment - 2.9%
       762,561   Comverse Technology, Inc.* .................         43,938,765
     2,959,266   Nokia Oyj** ................................         67,064,737
     3,928,265   Nokia Oyj (ADR)** ..........................         86,578,961

                                                                     197,582,463

Telecommunication Services - 1.6%
     1,525,800   Amdocs, Ltd.*,** ...........................         82,164,330
     1,323,391   COLT Telecom Group PLC*,** .................          9,157,253
       459,780   Qwest Communications International, Inc. ...         14,653,189

                                                                     105,974,772

 Telephone - Integrated - 3.5%
     3,327,866   America Movil S.A. de C.V. - Series L (ADR)          69,419,285
     2,859,281   Telefonica S.A.*,** ........................         35,243,584
       477,543   Telefonica S.A. (ADR)*,** ..................         17,783,701
     3,284,781   Telefonos de Mexico S.A. (ADR) .............        115,262,965

                                                                     237,709,535

Television - 0.2%
     2,729,000   Television Broadcasts, Ltd.** ..............         11,476,339

Transportation - Railroad - 0%
        16,353   Canadian National Railway Co.** ............     $      661,853
        17,380   Canadian National Railway Co.
                   - New York Shares** ......................            703,890

                                                                       1,365,743

Wire and Cable Products - 0.1%
       685,000   Furukawa Electric Company, Ltd.** ..........          5,465,035
--------------------------------------------------------------------------------
Total Common Stock (cost $5,516,949,096) ....................      5,753,615,151
--------------------------------------------------------------------------------
Preferred Stock - 1.7%
Automotive - Cars and Light Trucks - 0.5%
        90,670   Porsche A.G.** .............................         31,240,636

Oil Companies - Integrated - 1.2%
     3,566,187   Petroleo Brasileiro S.A. (ADR) .............         83,413,114
--------------------------------------------------------------------------------
Total Preferred Stock (cost $113,302,147) ...................        114,653,750
--------------------------------------------------------------------------------
Repurchase Agreements - 6.5%
$  164,900,000   ABN AMRO Securities, Inc., 4.12%
                   dated 6/29/01, maturing 7/2/01
                   to be repurchased at $164,956,616
                   collateralized by $182,139,211 in
                   U.S. Government Agencies, 0%-7.00%
                   2/21/02-5/15/31; with a value
                   of $168,198,002 ..........................        164,900,000
   273,300,000   BankAmerica Securities L.L.C., 4.12%
                   dated 6/29/01, maturing 7/2/01
                   to be repurchased at $273,393,833
                   collateralized by $1,407,038,651 in
                   U.S. Government Agencies, 0%-26.5218%
                   1/20/12-5/15/31; with a value
                   of $278,766,000 ..........................        273,300,000
--------------------------------------------------------------------------------
Total Repurchase Agreements (cost $438,200,000) .............        438,200,000
--------------------------------------------------------------------------------
Short-Term Corporate Note - 0.7%
                 United Parcel Service, Inc.
    50,000,000     3.76%, 7/25/01
                   (amortized cost $49,874,667) .............         49,874,667
--------------------------------------------------------------------------------
U.S. Government Agencies - 5.2%
                 Fannie Mae
    25,000,000     3.62%, 10/15/01 ..........................         24,716,236
                 Federal Farm Credit Bank
    25,000,000     6.60%, 8/15/01 ...........................         24,810,313
                 Federal Home Loan Bank System:
    50,000,000     4.51%, 7/5/01 ............................         49,620,139
    50,000,000     4.45%, 7/9/01 ............................         49,837,292
    50,000,000     3.65%, 7/25/01 ...........................         49,878,333
    50,000,000     3.55%, 8/3/01 ............................         49,950,556
   100,000,000     3.50%, 9/18/01 ...........................         99,949,889
--------------------------------------------------------------------------------
Total U.S. Government Agencies (cost $348,775,882) ..........        348,762,758
--------------------------------------------------------------------------------
Total Investments (total cost $6,467,101,792) - 99.2% .......      6,705,106,326
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0.8%         54,922,446
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................     $6,760,028,772
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

34  Janus Aspen Series / June 30, 2001

Summary of Investments by Country, June 30, 2001

Country                     % of Investment Securities              Market Value
--------------------------------------------------------------------------------
Bermuda                                           3.9%           $   262,631,794
Brazil                                            2.3%               151,926,503
Canada                                            1.2%                77,314,986
Finland                                           2.3%               153,643,698
France                                            5.3%               355,255,931
Germany                                           1.2%                83,719,839
Hong Kong                                         4.2%               281,814,848
India                                             0.8%                54,866,237
Israel                                            0.4%                24,604,762
Japan                                             7.0%               471,094,542
Mexico                                            3.8%               254,797,334
Netherlands                                       4.7%               314,753,353
Singapore                                         0.1%                 5,061,032
South Korea                                       0.1%                 9,571,551
Spain                                             3.4%               229,491,679
Sweden                                            1.8%               118,458,670
Switzerland                                       5.5%               371,208,184
Taiwan                                            0.3%                17,121,656
United Kingdom                                    6.2%               413,504,731
United States++                                  45.5%             3,054,264,996
--------------------------------------------------------------------------------
Total                                           100.0%           $ 6,705,106,326

++Includes Short-Term Securities (33.1% excluding Short-Term Securities)

Forward Currency Contracts, Open at June 30, 2001

Currency Sold and                   Currency          Currency        Unrealized
Settlement Date                   Units Sold   Value in $ U.S.       Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 11/2/01             20,000,000    $   28,126,000    $      424,000
British Pound 11/9/01             43,800,000        61,578,420         2,105,583
Canadian Dollar 7/16/01            6,200,000         4,097,277          (96,144)
Canadian Dollar
  8/10/01                         12,500,000         8,256,820         (123,434)
Euro Dollar 7/19/01               32,716,000        27,775,884         2,580,516
Euro Dollar 10/26/01             127,700,000       108,251,290         3,662,470
Euro Dollar 11/2/01               35,800,000        30,344,080           226,396
Euro Dollar 11/9/01              186,900,000       158,416,440         5,928,286
Euro Dollar 11/16/01              43,200,000        36,612,000           226,275
Hong Kong Dollar
  11/2/01                        709,785,000        91,014,413           (6,531)
Hong Kong Dollar
  11/9/01                        184,257,000        23,626,933           (8,026)
Hong Kong Dollar
  11/16/01                       999,883,000       128,211,497          (91,999)
Japanese Yen 7/19/01           2,578,500,000        20,724,876         1,696,863
Japanese Yen 8/10/01           6,400,000,000        51,565,995         9,385,265
Japanese Yen
  10/26/01                     9,200,000,000        74,735,562           911,444
Japanese Yen
  11/2/01                     10,421,000,000        84,718,549           699,484
Japanese Yen
  11/9/01                     12,000,000,000        97,629,237         3,073,584
Japanese Yen
  11/16/01                     2,000,000,000        16,283,900           431,520
South Korean Won
  8/10/01                      3,100,000,000         2,375,479            83,863
South Korean Won
  10/22/01                       725,000,000           553,435           (1,685)
South Korean Won
  10/29/01                     7,900,000,000         6,028,234            87,501
Swiss Franc 10/26/01              56,700,000        31,674,208         1,358,366
Swiss Franc 11/9/01                8,500,000         4,749,665           189,984
Swiss Franc 11/16/01              43,900,000        24,534,734           862,314
--------------------------------------------------------------------------------
Total                                           $1,121,884,928    $   33,605,895

See Notes to Schedules of Investments.

                                          Janus Aspen Series / June 30, 2001  35

Janus | Aspen Global Life Sciences Portfolio

(Photo)
Thomas Malley
portfolio manager

For the six months ended June 30, 2001, Janus Aspen Global Life Sciences Portfolio reported a loss of 15.79% for its Institutional Shares and 15.90% for its Service Shares versus the S&P 500 Index's decline of 6.69%.(1)

Clearly, we are disappointed with the Portfolio's results. After bucking the equity markets' downward slide with steady returns in much of 2000, many biotechnology and life science stocks tumbled alongside the major indices in the first quarter of this year. In the second quarter, however, a number of biotech stocks received a reprieve while select pharmaceutical and healthcare names stood their ground. Nonetheless, the Federal Reserve's six rate reductions have so far produced little to imply that an economic turnaround is close at hand, leaving many markets in an unsettled state.

Regardless of solid business fundamentals, many biotechnology stocks were knocked down in the surge of selling, including two of our holdings - Cell Therapeutics, Inc., which focuses its efforts on creating cancer treatments, and Symyx Technologies, Inc., a developer of high-speed technology systems used in the discovery of materials for life sciences applications. Since neither company is currently profitable, their value must be discounted over a period of several years. In a market like this one, it can be rough going for companies like these. Nevertheless, our research still leads us to believe in strong prospects for both companies, so we took advantage of their price declines and added to our positions.

A few of our holdings were also punished for fundamental reasons, including Alexion Pharmaceuticals and Applera Corp., formerly Applied Biosystems Group. Alexion, which genetically alters antibodies to target specific diseases, announced mixed results in the Phase II tests for its two leading anti-inflammatory treatments - one for arthritis and the other for heart bypass patients. We liquidated our position as a result.

Meanwhile, Applera, a medical research instrument developer, slumped after announcing it expected lower earnings for the next few quarters due to depressed sales and a strong U.S. dollar. Despite a unique product line and a well-funded group of core customers, the late March announcement proved disappointing, and we exited our position.

Due to the overall negative tone of the market, many of our smaller-capitalization holdings also suffered during the period. In a bear market, trading volumes generally fall. For that reason, small-cap stocks, which have limited liquidity, tend to experience sharper falls than large-cap holdings. Since the Portfolio's inception in January 2000, we've been strong believers in the potential of biotechnology, yet that frequently means owning small companies that are developing promising treatments. Despite the short-term underperformance of many of these stocks, our focus remains on the long term, as that's where we see the larger gains materializing. That said, we trimmed some of our holdings, maintaining a three- to five-year perspective while making such decisions.

However, a handful of our companies were able to log solid results for the period, including Baxter International and Genzyme Corp. We were first attracted to Baxter, which develops and manufactures devices for drug delivery, blood analysis and kidney disease treatment, because its potential seemed underappreciated by the market, and it therefore carried a lower price multiple than other life sciences companies. It has proven to be a stable business and recently increased future earnings estimates in anticipation of a lift from its growing line of hemophilia treatments.

Genzyme, which develops genetic-based therapeutic treatments and diagnostic tools, outperformed due to increased sales and earnings expectations for the next three years. It's already seeing benefits from its December 2000 acquisition of GelTex Pharmaceuticals, which added the high-growth kidney disease treatment Renagel to the Genzyme product portfolio.

For the near term, companies' visibility will continue to be limited as they wait for interest rate cuts to take effect and the economy to improve. Additionally, with Democrats now controlling the U.S. Senate, many investors are concerned about potential government legislation and its effect on drug companies' and HMOs' bottom lines. While we do account for market psychology, we are pleased to see many quality companies starting to reach attractively low valuations. Such volatility has enabled us to balance out our smaller, and typically riskier holdings with more established businesses.

We remain committed to finding top companies that have strong business models and in many cases view our companies' prospects for success in terms of years, not necessarily in months. Sometimes that means hunkering down and waiting for market-based difficulties to pass.

Thank you for your continued investment in Janus Aspen Global Life Sciences Portfolio.

Portfolio Asset Mix (% of Assets)               June 30, 2001  December 31, 2000
--------------------------------------------------------------------------------
Equities                                                85.7%              87.6%
  Foreign                                               19.6%              10.8%
Top 10 Equities                                         30.8%              28.7%
Number of Stocks                                           56                 60
Cash and Cash Equivalents                               14.3%              12.4%
--------------------------------------------------------------------------------

(1)  All returns include reinvested dividends and capital gains.

Past performance does not guarantee future results.

36  Janus Aspen Series / June 30, 2001

Average Annual Total Return(1)
For the Period Ended June 30, 2001
--------------------------------------------------------------------------------
Institutional Shares (Inception Date 1/18/00)
  1 Year                                                                 (8.96)%
  From Inception                                                        (15.33)%
--------------------------------------------------------------------------------

S&P 500 Index
  1 Year                                                                (14.82)%
  From Portfolio Inception                                              (10.17)%
--------------------------------------------------------------------------------

Service Shares (Inception Date 1/18/00)
  1 Year                                                                 (9.16)%
  From Inception                                                        (15.53)%
--------------------------------------------------------------------------------
This Portfolio concentrates in certain industry groups, which may react similarly to market developments (resulting in greater price volatility), and may have significant exposure to foreign markets (which include risks such as currency fluctuation and political uncertainty).

Due to market volatility, current performance may be lower than the figures shown. Call 1-800-504-4440 or visit janus.com for more current performance information.

Due to recent market volatility, the Portfolio may have an increased position in cash for temporary defensive purposes.

(1) Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains. Standard & Poor's is a corporation that rates stocks and corporate and municipal bonds according to risk profiles. The S&P 500 is an index of 500 major, large-cap US corporations. The Portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio. These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 85.7%
Chemicals - Specialty - 1.0%
        18,860   Symyx Technologies, Inc.* ..................     $      495,829

Diagnostic Equipment - 2.6%
        55,590   Cytyc Corp.* ...............................          1,281,349

Drug Delivery Systems - 2.7%
        16,695   Andrx Group, Inc.* .........................          1,285,515

Health Care Cost Containment - 0.9%
        11,805   McKesson HBOC, Inc. ........................            438,202

Life and Health Insurance - 1.4%
         6,830   CIGNA Corp. ................................            654,451

Medical - Biomedical and Genetic - 6.2%
         9,585   Affymetrix, Inc.* ..........................            211,349
        14,655   Cellegy Pharmaceuticals, Inc.* .............            100,826
         5,200   Genentech, Inc.* ...........................            286,520
        16,055   Genzyme Corp.* .............................            979,355
        23,465   Immunomedics, Inc.* ........................            502,151
         1,300   InterMune, Inc. ............................             46,306
         9,030   Protein Design Labs, Inc.* .................            783,443
         7,660   Third Wave Technologies, Inc.* .............             79,128

                                                                       2,989,078

Medical - Drugs - 34.8%
        12,420   Abbott Laboratories ........................     $      596,284
        25,395   American Home Products Corp. ...............          1,484,084
        13,432   Aventis S.A ................................          1,072,295
        36,290   Biovail Corp. - New York Shares* ...........          1,578,615
         9,635   Bristol-Myers Squibb Co. ...................            503,910
         6,245   CIMA Labs, Inc.* ...........................            490,233
        16,000   Daiichi Pharmaceutical Co., Ltd. ...........            370,122
        11,550   Elan Corp. PLC (ADR)* ......................            704,550
        21,025   Ivax Corp.* ................................            819,975
         5,026   Novo Nordisk S.A ...........................            222,331
        15,760   OSI Pharmaceuticals, Inc.* .................            828,818
        29,570   Pfizer, Inc. ...............................          1,184,278
        25,660   Priority Healthcare Corp.* .................            725,665
        28,750   Sanofi-Synthelabo S.A ......................          1,886,259
        18,135   Sepracor, Inc.* ............................            721,773
           545   Serono S.A. - Class B ......................            540,649
        17,575   Shire Pharmaceuticals Group PLC (ADR)*,** ..            975,412
       403,646   SkyePharma PLC*,** .........................            462,669
        26,875   Teva Pharmaceutical Industries, Ltd. (ADR) .          1,674,313

                                                                      16,842,235

See Notes to Schedules of Investments.

                                          Janus Aspen Series / June 30, 2001  37

Janus | Aspen Global Life Sciences Portfolio

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Medical - HMO - 5.6%
        31,420   Oxford Health Plans, Inc.* .................     $      898,612
        15,300   UnitedHealth Group, Inc. ...................            944,775
         9,120   Wellpoint Health Networks, Inc.* ...........            859,469

                                                                       2,702,856

Medical - Hospitals - 4.0%
        16,245   HCA, Inc. ..................................            734,112
        20,945   Health Management Associates, Inc.
                   - Class A* ...............................            440,683
        15,230   Tenet Healthcare Corp.* ....................            785,716

                                                                       1,960,511

Medical - Wholesale Drug Distributors - 3.9%
         9,315   AmeriSource Health Corp. - Class A* ........            515,119
        20,202   Cardinal Health, Inc. ......................          1,393,938

                                                                       1,909,057

Medical Instruments - 4.4%
        20,850   Guidant Corp.* .............................            750,600
        11,640   Medtronic, Inc. ............................            535,556
        13,850   St. Jude Medical, Inc.* ....................            831,000

                                                                       2,117,156

Medical Labs and Testing Services - 4.0%
        16,785   Laboratory Corporation of
                   America Holdings* ........................          1,290,766
         8,405   Quest Diagnostics, Inc.* ...................            629,114

                                                                       1,919,880

Medical Products - 7.0%
        38,110   Baxter International, Inc. .................          1,867,390
        16,330   Becton, Dickinson and Co. ..................            584,451
        13,270   Cerus Corp.* ...............................            963,004

                                                                       3,414,845

Retail - Drug Store - 0.9%
        12,785   Walgreen Co. ...............................            436,608

Therapeutics - 6.3%
        28,445   Cell Therapeutics, Inc.* ...................            786,220
        10,725   CV Therapeutics, Inc.* .....................            611,325
        13,445   ILEX Oncology, Inc.* .......................            402,005
        11,360   Neurogen Corp.* ............................            260,712
        15,995   NPS Pharmaceuticals, Inc.* .................            642,999
        10,000   Titan Pharmaceuticals, Inc.* ...............            300,100
         1,180   Trimeris, Inc.* ............................             59,083

                                                                       3,062,444
--------------------------------------------------------------------------------
Total Common Stock (cost $38,023,730) .......................         41,510,016
--------------------------------------------------------------------------------
Repurchase Agreement - 12.6%
$    6,100,000   Morgan Stanley Dean Witter & Co., 4.1158%
                   dated 6/29/01, maturing 7/2/01
                   to be repurchased at $6,102,089
                   collateralized by $27,111,074 in
                   U.S. Government Agencies, 0%-1,180.00%
                   10/25/02-6/1/31; with a value of
                   $6,277,924 (cost $6,100,000) .............     $    6,100,000
--------------------------------------------------------------------------------
Total Investments (total cost $44,123,730) - 98.3% ..........         47,610,016
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 1.7%            838,241
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................     $   48,448,257
--------------------------------------------------------------------------------

Summary of Investments by Country, June 30, 2001

Country                     % of Investment Securities              Market Value
--------------------------------------------------------------------------------
Canada                                            3.3%           $     1,578,615
Denmark                                           0.5%                   222,331
France                                            6.2%                 2,958,554
Ireland                                           1.5%                   704,550
Israel                                            3.5%                 1,674,313
Japan                                             0.8%                   370,122
Switzerland                                       1.1%                   540,649
United Kingdom                                    3.0%                 1,438,081
United States++                                  80.1%                38,122,801
--------------------------------------------------------------------------------
Total                                           100.0%           $    47,610,016

++Includes Short-Term Securities (67.3% excluding Short-Term Securities)

Forward Currency Contracts, Open at June 30, 2001

Currency Sold and                   Currency          Currency        Unrealized
Settlement Date                   Units Sold   Value in $ U.S.       Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 10/26/01               100,000    $      140,670    $        2,280
British Pound 11/9/01                 40,000            56,236             1,620
--------------------------------------------------------------------------------
Total                                           $      196,906    $        3,900

See Notes to Schedules of Investments.

38  Janus Aspen Series / June 30, 2001

                                       Janus | Aspen Global Technology Portfolio

(Photo)
Mike Lu
portfolio manager

For the six months ended June 30, 2001, Janus Aspen Global Technology Portfolio declined 25.67% for its Institutional Shares and 25.95% for its Service Shares versus the S&P 500 Index's loss of 6.69%.(1)

There's no question that the last six months have been difficult. Though the Federal Reserve reduced interest rates six times to bring the overnight lending rate to 3.75%, it did little to boost consumer or business confidence. Instead, investors seemed to be caught between rate cuts and signs of an ever-expanding global economic slowdown. Hardest hit were the technology and telecommunications sectors, which were taken by surprise in mid-December when corporate spending in information technology came to an unprecedented halt. Meanwhile, companies continued to lower earnings expectations and announce layoffs, leaving the tech-laden Nasdaq Composite Index with a 12.51% drop for the period.

In this challenging environment, we focused more than ever on the industry's "enablers" - companies with cutting-edge software, hardware and services that are the most necessary to the largest number of companies - a crucial premise when many corporations are buying on a need-only basis.

One such enabler is VERITAS Software, which remains one of our favorites despite being pulled down along with the broader market. During a time when clients are looking to reduce costs and get the most for their dollar, VERITAS' storage management software suite gives IT managers more control and flexibility over their resources. However, even with products that have a quick return on investment, VERITAS' orders may be affected if the economic downturn continues for a significant length of time. Thus, we're watching developing trends closely. In the meantime, the company's order pipeline continues to grow, and it continues to gain market share as it provides mission-critical, value-added products to its customers.

Meanwhile, anticipating additional spending cuts and subsequent rising inventories based on our customer-driven research, we utilized the brief market rally in January to take gains on some of our infrastructure holdings that have the weakest short-term demand visibility. Cisco Systems was one such name. The leading maker of computer-networking equipment announced in February that it expects its fiscal third-quarter sales to be flat to down 5% compared to the same period a year ago - the first such decline since Cisco went public. Cisco faced a double-whammy as telecom customer cutbacks in spending were augmented in December by a dramatic falloff in orders from enterprise customers. It's our belief that the resulting excess in component and system inventory will take a while to work through. Thus, while we continue to believe in the long-term growth prospects of the networking market, we have scaled back our position in Cisco.

As market volatility persists, it's important to keep in mind that due to current negative investor psychology, some companies are being punished despite unwavering business plans and strong management. While we are sensitive to this short-term mindset, we continue to invest with a longer-term outlook. In my mind, those companies with the conviction and resources to continue to invest in their areas of expertise during severe market downturns will likely emerge from the current economic cycle with greater competitive strengths. Such long-held names as Nokia, Sun Microsystems and Applied Materials are good examples. They are continuing with their investments during the downturn to further enhance their product lines and to generate greater operational efficiencies.

There were a couple bright spots in the Portfolio, including Microsoft - another name that meets our "need vs. want" criteria. A significant portion of the company's revenue is subscription based, which tends to be less susceptible to short-term fluctuations in purchasing trends. The subscription nature of the revenue base and the continuously improving product mix counteract concerns about the health of the PC and software upgrade cycles. Furthermore, the U.S. Appeals Court's decision to dismiss a federal judge's order to split Microsoft into two companies is obvious good news.

In the short term, we do not see signs of a fundamentally driven recovery in the tech sector. Frankly, we believe it will take some time for the pessimism to flow through the system and for end-customer demand to recover. During this period, however, we will continue to monitor short-term business developments and catalysts as we stay true to our goal of delivering long-term performance through detailed, company-by-company analysis. In the end, the companies we want to own today are the ones that are working to better position themselves for tomorrow.

As always, thank you for your continued investment and confidence in Janus Aspen Global Technology Portfolio.

Portfolio Asset Mix (% of Assets)               June 30, 2001  December 31, 2000
--------------------------------------------------------------------------------
Equities                                                81.5%              84.0%
  Foreign                                               28.0%              30.7%
Top 10 Equities                                         26.0%              31.2%
Number of Stocks                                           95                110
Cash, Cash Equivalents
  and Fixed Income Securities                           18.5%              16.0%
--------------------------------------------------------------------------------

(1)  All returns include reinvested dividends and capital gains.

Past performance does not guarantee future results.

                                          Janus Aspen Series / June 30, 2001  39

Average Annual Total Return(1)
For the Period Ended June 30, 2001
--------------------------------------------------------------------------------
Institutional Shares (Inception Date 1/18/00)
  1 Year                                                                (50.12)%
  From Inception                                                        (38.84)%
--------------------------------------------------------------------------------

S&P 500 Index
  1 Year                                                                (14.82)%
  From Portfolio Inception                                              (10.17)%
--------------------------------------------------------------------------------

Service Shares (Inception Date 1/18/00)
  1 Year                                                                (50.31)%
  From Inception                                                        (39.05)%
--------------------------------------------------------------------------------
This Portfolio concentrates in certain industry groups, which may react similarly to market developments (resulting in greater price volatility), and may have significant exposure to foreign markets (which include risks such as currency fluctuation and political uncertainty).

Due to market volatility, current performance may be lower than the figures shown. Call 1-800-504-4440 or visit janus.com for more current performance information.

Due to recent market volatility, the Portfolio may have an increased position in cash for temporary defensive purposes.

(1) Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains. Standard & Poor's is a corporation that rates stocks and corporate and municipal bonds according to risk profiles. The S&P 500 is an index of 500 major, large-cap US corporations. The NASDAQ Composite Stock Index (The National Association of Securities Dealers Automated Quotation System) is defined as a nationwide computerized quotation system for over 5,500 over-the-counter stocks. The index is compiled of more than 4,800 stocks that are traded via the system. The Portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio. These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 80.3%
Aerospace and Defense - 1.3%
       105,105   Embraer-Empresa Brasileira de
                   Aeronautica S.A. (ADR) ...................     $    4,104,350

Applications Software - 7.6%
       122,985   HCL Technologies, Ltd. .....................            766,461
        44,210   Intuit, Inc.* ..............................          1,767,958
        18,085   Mercury Interactive Corp.* .................          1,083,292
       233,485   Microsoft Corp.* ...........................         16,951,011
        74,865   Quest Software, Inc.* ......................          2,826,154
       250,829   Satyam Computer Services, Ltd. .............            908,914
        13,170   Siebel Systems, Inc.* ......................            617,673

                                                                      24,921,463

Automotive - Cars and Light Trucks - 1.1%
       508,000   Nissan Motor Company, Ltd.** ...............          3,507,084

Business To Business/E-Commerce - 0.5%
        85,311   i2 Technologies, Inc.* .....................          1,689,158

Cellular Telecommunications - 5.6%
       275,715   China Mobile, Ltd. (ADR)*,** ...............          7,386,405
           434   NTT DoCoMo, Inc.** .........................          7,551,422
       479,594   Vodafone Group PLC .........................          1,062,347
       103,440   Vodafone Group PLC (ADR) ...................          2,311,884

                                                                      18,312,058

Computer Services - 1.8%
        31,675   Electronic Data Systems Corp. ..............          1,979,687
       321,299   Logica PLC .................................          3,899,708

                                                                       5,879,395

Computers - 2.2%
        19,170   IBM Corp. ..................................     $    2,166,210
     1,100,000   Legend Holdings, Ltd.** ....................            617,016
       279,460   Sun Microsystems, Inc.* ....................          4,393,111

                                                                       7,176,337

Computers - Integrated Systems - 1.9%
       100,475   Brocade Communications Systems, Inc.* ......          4,419,895
       205,855   Redback Networks, Inc.* ....................          1,836,227

                                                                       6,256,122

Computers - Memory Devices - 4.2%
        94,790   EMC Corp.* .................................          2,753,649
       167,757   VERITAS Software Corp.* ....................         11,160,873

                                                                      13,914,522
Computers - Peripheral Equipment - 0.2%
        91,300   Creative Technology, Ltd. ..................            766,701

Consulting Services - 0.9%
       182,865   KPMG Consulting, Inc.* .....................          2,806,978

Diversified Operations - 0.1%
       138,000   Citic Pacific, Ltd.** ......................            427,289

Electronic Components - 4.5%
        69,225   Celestica, Inc. - New York Shares* .........          3,565,088
        63,705   Flextronics International, Ltd.* ...........          1,663,338
        22,000   Murata Manufacturing Company, Ltd.** .......          1,462,367
       135,000   NEC Corp.** ................................          1,823,950
        26,780   Samsung Electronics** ......................          3,953,820
        45,400   Samsung SDI Company, Ltd.** ................          2,188,913

                                                                      14,657,476

See Notes to Schedules of Investments.

40  Janus Aspen Series / June 30, 2001

                                       Janus | Aspen Global Technology Portfolio

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Electronic Components - Semiconductors - 8.7%
       133,810   Advanced Micro Devices, Inc.* ..............     $    3,864,433
       808,086   ARM Holdings PLC* ..........................          3,051,503
       221,371   Bookham Technology PLC* ....................            655,367
        28,740   International Rectifier Corp.* .............            980,034
        77,155   Intersil Corp. -Class A* ...................          2,808,442
        75,030   Micron Technology, Inc.* ...................          3,083,733
        32,230   NVIDIA Corp.* ..............................          2,989,333
        55,571   STMicroelectronics N.V.** ..................          1,928,830
        93,533   STMicroelectronics N.V. - New York Shares**           3,180,122
        68,825   Texas Instruments, Inc. ....................          2,167,988
        25,750   Transmeta Corp.* ...........................            143,685
        93,245   Xilinx, Inc.* ..............................          3,845,424

                                                                      28,698,894

Electronic Connectors - 0.7%
       460,000   Hon Hai Precision Industry Company, Ltd. ...          2,418,323

Electronic Design Automation - 1.0%
       184,845   Cadence Design Systems, Inc.* ..............          3,443,662

Energy - Alternate Sources - 0%
         5,542   Grupo Auxiliar Metalurgico S.A. (Gamesa)** .            117,761

Enterprise Software and Services - 5.8%
        97,735   BEA Systems, Inc.* .........................          3,001,442
       132,835   Micromuse, Inc.* ...........................          3,718,052
       114,740   Oracle Corp.* ..............................          2,180,060
       154,920   PeopleSoft, Inc.* ..........................          7,626,712
        73,245   SAP A.G. (ADR)** ...........................          2,570,167

                                                                      19,096,433

Entertainment Software - 0.8%
        47,795   Electronic Arts, Inc.* .....................          2,767,330

Identification Systems and Devices - 1.1%
       163,510   Symbol Technologies, Inc. ..................          3,629,922

Internet Infrastructure Equipment - 0.3%
        51,830   Riverstone Networks, Inc.* .................          1,030,899

Internet Security - 0.7%
        35,910   VeriSign, Inc.* ............................          2,154,959

Investment Companies - 1.5%
       109,100   Nasdaq-100 Index Trading Stock* ............          5,012,054

Medical - Biomedical and Genetic - 0.2%
        36,805   Affymetrix, Inc.* ..........................            811,550

Medical - Drugs - 0.2%
        17,830   Schering-Plough Corp. ......................            646,159

Multimedia - 3.4%
        63,625   AOL Time Warner, Inc.* .....................          3,372,125
        54,365   Vivendi Universal S.A. (ADR)** .............          3,153,170
       158,505   Walt Disney Co. ............................          4,579,209

                                                                      11,104,504

Networking Products - 1.0%
       178,410   Cisco Systems, Inc.* .......................          3,247,062

Optical Supplies - 0.2%
        10,000   Hoya Corp.** ...............................            633,441

Pipelines - 0.4%
        27,470   Enron Corp. ................................          1,346,030

Semiconductor Components/Integrated Circuits - 3.8%
       106,785   Integrated Device Technology, Inc.* ........     $    3,384,017
        64,285   Linear Technology Corp. ....................          2,842,683
        65,525   Maxim Integrated Products, Inc.* ...........          2,896,860
        47,110   Taiwan Semiconductor Manufacturing
                   Company, Ltd. (ADR)* .....................            715,601
       123,370   Vitesse Semiconductor Corp.* ...............          2,595,705

                                                                      12,434,866

Semiconductor Equipment - 5.2%
       164,080   Applied Materials, Inc.* ...................          8,056,328
       213,930   ASM Lithography Holding N.V.
                   - New York Shares*,** ....................          4,759,942
       135,175   Teradyne, Inc.* ............................          4,474,292

                                                                      17,290,562

Telecommunication Equipment - 6.2%
       295,360   Datacraft Asia, Ltd. .......................          1,205,069
        42,235   Digital Lightwave, Inc.* ...................          1,561,006
        13,410   Kudelski S.A.*,** ..........................          1,126,609
        11,000   Matsushita Communication Industrial
                   Company, Ltd.** ..........................            500,980
       221,701   Nokia Oyj** ................................          5,024,327
       322,820   Nokia Oyj (ADR)** ..........................          7,114,953
       173,855   Sonus Networks, Inc.* ......................          4,061,253

                                                                      20,594,197

Telecommunication Equipment - Fiber Optics - 1.4%
        75,895   CIENA Corp.* ...............................          2,884,010
        93,939   JDS Uniphase Corp.* ........................          1,197,722
       160,165   Oplink Communications, Inc.* ...............            600,619

                                                                       4,682,351

Telecommunication Services - 1.9%
       133,440   Qwest Communications International, Inc. ...          4,252,733
        59,225   Time Warner Telecom, Inc. - Class A* .......          1,985,222

                                                                       6,237,955

Telephone - Integrated - 2.2%
        64,570   America Movil S.A. de C.V. - Series L (ADR)           1,346,930
        44,505   McLeodUSA, Inc. - Class A* .................            204,278
        94,790   SBC Communications, Inc. ...................          3,797,287
            96   Telefonica S.A.*,** ........................              1,183
        51,465   Telefonos de Mexico S.A. (ADR) .............          1,805,907

                                                                       7,155,585

Wire and Cable Products - 1.0%
       257,000   Furukawa Electric Company, Ltd.** ..........          2,050,385
        98,000   Sumitomo Electric Industries, Ltd.** .......          1,111,104

                                                                       3,161,489

Wireless Equipment - 0.7%
       147,644   Crown Castle International Corp.* ..........          2,421,362
--------------------------------------------------------------------------------
Total Common Stock (cost $354,983,753) ......................        264,556,283
--------------------------------------------------------------------------------
Corporate Bonds - 1.1%
Applications Software - 0.2%
$      900,000   Mercury Interactive Corp., 4.75%
                   convertible notes, due 7/1/07+ ...........            793,125

See Notes to Schedules of Investments.

                                          Janus Aspen Series / June 30, 2001  41

Janus | Aspen Global Technology Portfolio

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Electronic Components - Semiconductors - 0.4%
$      650,000   International Rectifier Corp., 4.25%
                   subordinated notes, due 7/15/07 ..........     $      507,813
       630,000   NVIDIA Corp., 4.75%
                   convertible subordinated notes
                   due 10/15/07 .............................            779,625

                                                                       1,287,438

Networking Products - 0.2%
     1,000,000   Candescent Technologies Corp., 8.00%
                   convertible senior subordinated
                   debentures, due 5/1/03+,(DELTA) ..........             80,000
       880,000   Juniper Networks, Inc., 4.75%
                   convertible subordinated notes
                   due 3/15/07 ..............................            629,200

                                                                         709,200

Telecommunication Equipment - Fiber Optics - 0.1%
       500,000   CIENA Corp., 3.75%
                   convertible senior notes, due 2/1/08 .....            379,375

Telephone - Integrated - 0.1%
       465,000   NTL, Inc., 11.50%
                   senior notes, due 2/1/06(OMEGA) ..........            313,875

Web Hosting/Design - 0.1%
       615,000   Exodus Communications, Inc., 11.25%
                   senior notes, due 7/1/08 .................            212,175
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $5,258,537) .....................          3,695,188
--------------------------------------------------------------------------------
Preferred Stock - 1.2%
Computer Services - 0.9%
        57,230   Electronic Data Systems Corp.
                   convertible, 7.625% ......................          3,016,021

Wireless Equipment - 0.3%
        31,515   Crown Castle International Corp.
                   convertible, 6.25% .......................          1,024,237
--------------------------------------------------------------------------------
Total Preferred Stock (cost $4,437,250) .....................          4,040,258
--------------------------------------------------------------------------------
U.S. Government Agencies - 16.3%
                 Fannie Mae
$   20,000,000     3.63%, 7/26/01 ...........................         19,949,583
                 Federal Home Loan Bank System:
    18,900,000     3.50%, 7/2/01 ............................         18,898,162
    15,000,000     3.70%, 9/4/01 ............................         14,904,729
--------------------------------------------------------------------------------
Total U.S. Government Agencies (cost $53,748,892) ...........         53,752,474
--------------------------------------------------------------------------------
Total Investments (total cost $418,428,432) - 98.9% .........        326,044,203
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 1.1%          3,511,158
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................     $  329,555,361
--------------------------------------------------------------------------------

Summary of Investments by Country, June 30, 2001

Country                     % of Investment Securities              Market Value
--------------------------------------------------------------------------------
Brazil                                            1.2%           $     4,104,350
Canada                                            1.1%                 3,565,088
Finland                                           3.7%                12,139,280
France                                            1.0%                 3,153,170
Germany                                           0.8%                 2,570,167
Hong Kong                                         2.6%                 8,430,710
India                                             0.5%                 1,675,375
Japan                                             5.7%                18,640,733
Mexico                                            1.0%                 3,152,837
Netherlands                                       1.5%                 4,759,942
Singapore                                         1.1%                 3,635,108
South Korea                                       1.9%                 6,142,733
Spain                                               0%                   118,944
Switzerland                                       1.9%                 6,235,561
Taiwan                                            1.0%                 3,133,924
United Kingdom                                    3.4%                10,980,809
United States++                                  71.6%               233,605,472
--------------------------------------------------------------------------------
Total                                           100.0%           $   326,044,203

++Includes Short-Term Securities (55.2% excluding Short-Term Securities)

Forward Currency Contracts, Open at June 30, 2001

Currency Sold and                   Currency          Currency        Unrealized
Settlement Date                   Units Sold   Value in $ U.S.       Gain/(Loss)
--------------------------------------------------------------------------------
Euro Dollar 11/2/01                3,300,000    $    2,797,080    $      112,024
Hong Kong Dollar 11/2/01           3,000,000           384,684              (59)
Hong Kong Dollar
  11/9/01                         53,600,000         6,873,029           (2,335)
Japanese Yen 10/26/01            690,000,000         5,605,167           136,302
Japanese Yen 11/2/01             160,000,000         1,300,736            10,740
Japanese Yen 11/9/01             630,000,000         5,125,535            53,710
Japanese Yen 11/16/01            215,000,000         1,750,519            46,388
Korean Won 10/22/01            3,400,000,000         2,595,420               379
--------------------------------------------------------------------------------
Total                                           $   26,432,170    $      357,149

See Notes to Schedules of Investments.

42  Janus Aspen Series / June 30, 2001

                                            Janus | Aspen Global Value Portfolio

(Photo)
Jason Yee
portfolio manager

Between its inception on May 1, 2001, and June 30, 2001, Janus Aspen Global Value Portfolio reported a loss of 0.90% for its Service Shares versus the MSCI World Index's return of 4.50%.(1)

Rather than  discuss the specific  securities  that  contributed  to our results during this abbreviated performance period, I would like to take this opportunity to offer some insight as to how I intend to manage the Portfolio for long-term performance.

Let me begin by stating the obvious as well as the not so obvious. I am a value investor, which means I invest in companies trading at significant discounts to their intrinsic worth. I determine intrinsic value by using a discounted cash flow model, and then I compare this valuation against similar publicly traded companies around the world, recent merger and acquisition activity, as well as an estimation of the underlying net asset value of the company.

But determining intrinsic value is only part of the process. My focus is on businesses that have the ability to create value in any environment. I search for companies in any industry or geography that have a sustainable competitive advantage - whether that means being the market share leader, the low-cost producer or the provider of a superior product or service. My strict criteria also include a history of solid financial performance, high operating margins and returns on invested capital, strong free cash flow generation and healthy balance sheets. Equally important are superior management teams. I look for disciplined companies that make wise capital allocation decisions and whose interests are aligned with those of their shareholders. All told, there are only a few of these truly exceptional businesses out there, but through rigorous fundamental research, I am confident we will find them.

Great businesses, however, rarely trade at significant discounts to their intrinsic worth. Often, investment opportunities arise from solid companies that have temporarily fallen out of favor with the market. Typical opportunities might include companies that are punished for short-term issues such as quarterly earnings disappointments, product delays or general industry concerns. Management changes, unrealized or hidden asset values, or other special situations can also present interesting opportunities. Through careful research, we determine whether these lapses are fundamental shifts or merely market perception. If we conclude that the business remains intact, I capitalize on such opportunities with a concentrated approach.

By focusing the Portfolio on 40 to 50 of the world's most compelling ideas and investing in businesses at prices well below their intrinsic worth, I hope to minimize the risk of sustained capital loss while preserving upside potential. The current market environment provides the ideal backdrop for this strategy, which is why I am spending most of my time on the road these days. After all, you can only do so much bargain hunting from your office or over the phone. It is a labor-intensive process, but one I believe will help the Portfolio achieve its objective of strong, absolute returns in both good and bad market environments.

Thank you for your investment in Janus Aspen Global Value Portfolio.

Portfolio Asset Mix (% of Assets)                                  June 30, 2001
--------------------------------------------------------------------------------
Equities                                                                   50.2%
  Foreign                                                                  26.0%
Top 10 Equities                                                            31.2%
Number of Stocks                                                              17
Cash and Cash Equivalents                                                  49.8%
--------------------------------------------------------------------------------

(1) All returns include reinvested net dividends. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

Past performance does not guarantee future results.

                                          Janus Aspen Series / June 30, 2001  43

Cumulative Total Return(1)
For the Periods Ended June 30, 2001
--------------------------------------------------------------------------------
Service Shares (Inception Date 5/1/01)
  From Inception                                                         (0.90)%
--------------------------------------------------------------------------------

Morgan Stanley Capital International World Index
  From Portfolio Inception                                               (4.50)%
--------------------------------------------------------------------------------
This Portfolio is designed for long-term investors who can accept the special risks associated with value investing and having significant exposure to foreign markets (which include risks such as currency fluctuation and political uncertainty).

Due to market volatility, current performance may be lower than the figures shown. Call 1-800-504-4440 or visit janus.com for more current performance information.

A porfolio's performance for very short time periods may not be indicative of future performance.

Concentration may lead to greater price volatility.

(1) Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains. The Morgan Stanley Capital International World Index is defined as a world index measuring market performance in 22 countries, including the US. It's weighted by both country and industry and is divided into 8 economic sectors and 38 industry groups; managed by Morgan Stanley Capital International. The Portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio. These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. The adviser voluntarily waives a portion of the Portfolio's expenses. Without such a waiver, the Portfolio's total return for each class would have been lower.

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 50.2%
Automotive - Cars and Light Trucks - 2.8%
         8,000   Nissan Motor Company, Ltd. .................     $       55,230

Beverages - Wine and Spirits - 3.2%
         5,753   Diageo PLC .................................             63,110

Brewery - 2.6%
         6,000   Kirin Brewery Company, Ltd. ................             51,044

Chemicals - Diversified - 5.9%
         1,452   Akzo Nobel N.V. ............................             61,461
         1,424   Bayer A.G. .................................             55,454

                                                                         116,915

Computer Services - 3.2%
         3,320   Ceridian Corp.* ............................             63,644

Cosmetics and Toiletries - 3.1%
         2,085   Gillette Co. ...............................             60,444

Diversified Operations - 3.3%
         3,390   Cendant Corp.* .............................             66,105

Electronic Components - 2.5%
           340   Samsung Electronics ........................             50,198

Electronic Design Automation - 2.7%
         2,890   Cadence Design Systems, Inc.* ..............     $       53,841

Electronic Measuring Instruments - 3.2%
         1,835   Orbotech, Ltd.* ............................             63,417

Home Decorating Products - 2.8%
         2,220   Newell Rubbermaid, Inc. ....................             55,722

Medical Products - 3.3%
         1,805   Becton, Dickinson and Co. ..................             64,601

Property and Casualty Insurance - 2.8%
        15,000   NIPPONKOA Insurance Company, Ltd. ..........             56,288

Publishing - Periodicals - 2.9%
         2,151   Wolters Kluwer N.V. ........................             57,816

Reinsurance - 2.9%
            25   Berkshire Hathaway, Inc. - Class B* ........             57,500

Retail - Restaurants - 3.0%
         2,200   McDonald's Corp. ...........................             59,532
--------------------------------------------------------------------------------
Total Common Stock (cost $1,017,573) ........................            995,407
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

44  Janus Aspen Series / June 30, 2001

                                            Janus | Aspen Global Value Portfolio

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Repurchase Agreement - 15.1%
$      300,000   ABN AMRO Securities, Inc., 4.14%
                   dated 6/29/01, maturing 7/2/01, to
                   be repurchased at $300,104
                   collateralized by $410,909 in
                   U.S. Government Agencies, 0%-13.545%
                   1/25/08-6/15/31; with a value
                   of $306,000 (cost $300,000) ..............     $      300,000
--------------------------------------------------------------------------------
U.S. Government Agencies - 30.3%
                 Fannie Mae
       300,000     3.63%, 7/26/01 ...........................            299,244
                 Federal Home Loan Bank System
       300,000     3.50%, 7/2/01 ............................            299,971
--------------------------------------------------------------------------------
Total U.S. Government Agencies (amortized cost $599,215) ....            599,215
--------------------------------------------------------------------------------
Total Investments (total cost $1,916,788) - 95.6% ...........          1,894,622
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 4.4%             86,423
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................     $    1,981,045
--------------------------------------------------------------------------------

Summary of Investments by Country, June 30, 2001

Country                     % of Investment Securities              Market Value
--------------------------------------------------------------------------------
Germany                                           2.9%           $        55,454
Israel                                            3.3%                    63,417
Japan                                             8.6%                   162,562
Netherlands                                       6.3%                   119,277
South Korea                                       2.7%                    50,198
United Kingdom                                    3.3%                    63,110
United States++                                  72.9%                 1,380,604
--------------------------------------------------------------------------------
Total                                           100.0%           $     1,894,622

++Includes Short-Term Securities (25.4% excluding Short-Term Securities)

See Notes to Schedules of Investments.

                                          Janus Aspen Series / June 30, 2001  45

Janus | Aspen Flexible Income Portfolio

(Photo)
Ronald Speaker
portfolio manager

Janus Aspen Flexible Income Portfolio Institutional Shares returned 2.78% during the six-month period ended June 30, 2001, while the Service Shares returned 2.66%. This compares to a 3.51% return by its benchmark, the Lehman Brothers Government/Credit Index.(1)

Bond markets reacted to a mixed set of signals during the period. After years of robust expansion, the U.S. economy slowed substantially during the last three months of 2000 as a series of increases in interest rates by the Federal Reserve began to take hold. When the Fed's tightening campaign began in mid-1999, GDP growth was averaging more than 5% per year, but by the fourth quarter of 2000 the rate of expansion had plummeted to 1% - its lowest level in more than five years. This weakness carried into 2001 as a series of high-profile earnings warnings quickly turned into a rash of layoffs. That, together with continued difficulties in the stock market, caused consumer confidence to fall sharply. As a result, the Fed suddenly found itself on the other side of the table, rapidly cutting interest rates in an attempt to stave off recession.

The bond market's reaction was mixed. Treasury yields, particularly on shorter-dated securities, declined steadily in response to the weakening economy and the Fed's efforts to reinvigorate it. Flight-to-quality flows, a result of the stock market's continued difficulties, also played a role in the Treasury market's continued strength. These trends allowed our shorter-dated Treasury positions to perform well. Many of our investment-grade corporate bonds followed a similar trend. Individual standouts included Tenet Healthcare, a high-quality borrower that operates more than 110 acute-care facilities in 17 states. The bonds benefited from the company's high credit rating and short maturity.

Meanwhile, the high-yield market continued to struggle with spotty performance. After many months of difficulties, high-yield bonds bottomed late last year as optimism surrounding the direction of interest rates allowed the market to stage a modest comeback. Soon, however, concerns about the ability of many high-yield borrowers to service their debt in a rapidly deteriorating economy once again took over, and bonds retreated. After a number of similar fits and starts, the market finished the period mixed.

Several of our high-yield holdings performed well, including California grocery store operator Stater Brothers. Our Stater Brothers bonds rose as fundamentals continued to improve, and we chose to take profits late in the period. Our position in Fred Meyer, a grocery store chain with stores throughout the western U.S. that is now owned by Kroger, was another standout. At the same time, however, our high-yield position in Exodus Communications was a clear disappointment. The bonds fell in sympathy with Exodus' stock as equity investors retreated en masse from technology-related issues. We were also discouraged by the company's sharp downward revision of revenue and profits late in the period and chose to exit the bond.

Looking ahead, the future of the U.S. economy remains clouded. Consumer spending has stayed resilient despite economic turbulence, and six separate moves by the Federal Reserve so far this year representing a total decrease in short-term rates of 275 basis points should provide a tailwind for the economy. However, corporate layoffs have continued to accelerate, and the extent to which that will cause consumers to rein in spending will ultimately determine the short-term direction of the economy. Regardless, we will continue to leverage Janus' massive research effort to identify individual opportunities as they appear across the entire range of possible investments.

Thank  you  for  your  continued  investment  in  Janus  Aspen  Flexible  Income
Portfolio.

Portfolio Asset Mix (% of Assets)               June 30, 2001  December 31, 2000
--------------------------------------------------------------------------------
Corporate Bonds/Warrants
  Investment Grade                                      50.9%              38.5%
  High-Yield/High-Risk                                  12.1%              14.0%
U.S. Government Obligations                             31.6%              36.2%
Foreign Dollar/
  Non-Dollar Bonds                                       1.3%               2.1%
Preferred Stock                                          0.3%               0.6%
Cash and Cash Equivalents                                3.8%               8.6%
--------------------------------------------------------------------------------

Portfolio Profile
--------------------------------------------------------------------------------
Weighted Average Maturity                            8.3 Yrs.           5.8 Yrs.
Average Modified Duration*                           5.6 Yrs.           4.4 Yrs.
30-Day Average Yield
  Institutional Shares**                                6.21%              6.88%
  Service Shares**                                      5.89%              6.59%
Weighted Average Fixed Income
  Credit Rating                                             A                 A+
--------------------------------------------------------------------------------

 * A theoretical measure of price volatility.
** Yields will fluctuate.

(1)  All returns include reinvested dividends and capital gains.

Past performance does not guarantee future results.

46  Janus Aspen Series / June 30, 2001

Average Annual Total Return(1)
For the Periods Ended June 30, 2001
--------------------------------------------------------------------------------
Institutional Shares (Inception Date 9/13/93)
  1 Year                                                                   7.89%
  5 Year                                                                   7.90%
  From Inception                                                           8.03%
--------------------------------------------------------------------------------

Lehman Brothers Government/Credit Index
  1 Year                                                                  11.13%
  5 Year                                                                   7.38%
  From Inception Date of Institutional Shares                              6.32%
--------------------------------------------------------------------------------

Service Shares (Inception Date 12/31/99)
  1 Year                                                                   7.69%
  5 Year                                                                   7.65%
  From Portfolio Inception                                                 7.87%
--------------------------------------------------------------------------------
Returns shown for Service Shares for periods prior to their inception are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

Due to market volatility, current performance may be lower than the figures shown. Call 1-800-504-4440 or visit janus.com for more current performance information.

High-yield bonds involve a greater risk of default and price volatility than U.S. Government and other high quality bonds.

(1) Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains. The Lehman Brothers Government/Credit Index is defined as an index consisting of more than 4,000 government and corporate bonds; managed by Lehman Brothers. The Portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio. These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Corporate Bonds - 64.2%
Airlines - 0.7%
$    2,000,000   American Airlines, Inc., 6.817%
                   pass through certificates, due 5/23/11+ ..     $    1,997,860

Cable Television - 2.2%
     2,000,000   Comcast Cable Communications, Inc.
                   6.375%, notes, due 1/30/06 ...............          2,012,500
     1,330,000   CSC Holdings, Inc., 7.625%
                   senior notes, due 4/1/11+ ................          1,268,487
       996,000   Lenfest Communications, Inc., 7.625%
                   senior notes, due 2/15/08 ................          1,038,330
     1,800,000   Mediacom Broadband L.L.C., 11.00%
                   senior notes, due 7/15/13+ ...............          1,831,500
       450,000   Mediacom Communications, Inc., 5.25%
                   convertible subordinated notes, due 7/1/06            495,562

                                                                       6,646,379

Casino Services - 0.3%
       747,000   Isle of Capri Black Hawk L.L.C., 13.00%
                   first mortgage bonds, due 8/31/04 ........            814,230

Cellular Telecommunications - 0.5%
       735,000   American Cellular Corp., 9.50%
                   notes, due 10/15/09+ .....................            690,900
       810,000   Price Communications Wireless, Inc.
                   11.75%, senior subordinated notes
                   due 7/15/07 ..............................            866,700

                                                                       1,557,600

Commercial Banks - 0.5%
$      698,000   Hudson United Bancorp, Inc., 8.20%
                   subordinated debentures, due 9/15/06 .....     $      679,677
       996,000   Provident Trust I Corp., 8.29%
                   company guaranteed notes, due 4/15/28 ....            831,660

                                                                       1,511,337

Commercial Services - 1.7%
     5,000,000   PHH Corp., 8.125%
                   notes, due 2/3/03 ........................          5,068,750

Diversified Financial Services - 1.2%
     1,000,000   Citigroup, Inc., 7.25%
                   subordinated notes, due 10/1/10 ..........          1,040,000
     2,500,000   General Electric Capital Corp., 5.35%
                   notes, due 3/30/06 .......................          2,468,750

                                                                       3,508,750

Electric - Integrated - 5.3%
     3,000,000   Carolina Power & Light Co., 6.65%
                   senior notes, due 4/1/08 .................          2,973,750
     4,100,000   Dominion Resources, Inc., 6.00%
                   notes, due 1/31/03 .......................          4,146,125
       955,000   Mirant Americas Generation, Inc., 7.625%
                   senior notes, due 5/1/06+ ................            964,550
     2,000,000   Nevada Power Co., 8.25%
                   notes, due 6/1/11+ .......................          2,042,500
                 PSEG Power L.L.C.:
     4,000,000     6.875%, senior notes, due 4/15/06+ .......          4,030,000
     1,750,000     7.75%, senior notes, due 4/15/11+ ........          1,802,500

                                                                      15,959,425

See Notes to Schedules of Investments.

                                          Janus Aspen Series / June 30, 2001  47

Janus | Aspen Flexible Income Portfolio

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Finance - Auto Loans - 3.2%
                 Ford Motor Credit Co.:
$    5,500,000     5.75%, senior notes, due 2/23/04 .........     $    5,500,000
     4,000,000     6.875%, notes, due 2/1/06 ................          4,050,000

                                                                       9,550,000

Finance - Credit Card - 0.2%
       725,000   Capital One Bank, 6.875%
                   senior notes, due 2/1/06 .................            707,781

Finance - Other Services - 2.7%
     8,200,000   Verizon Global Funding Corp., 5.75%
                   convertible notes, due 4/1/03 ............          8,241,000

Food - Diversified - 3.8%
                 Kellogg Co.:
     7,500,000     5.50%, notes, due 4/1/03+ ................          7,509,375
     2,600,000     6.00%, notes, due 4/1/06+ ................          2,577,250
     1,450,000     6.60%, notes, due 4/1/11+ ................          1,417,375

                                                                      11,504,000

Food - Meat Products - 0.5%
     1,625,000   Hormel Foods Corp., 6.625%
                   notes, due 6/1/11+ .......................          1,608,750

Food - Retail - 9.0%
                 Delhaize America, Inc.:
     3,500,000     7.375%, notes, due 4/15/06+ ..............          3,587,500
     1,500,000     8.125%, notes, due 4/15/11+ ..............          1,563,750
                 Fred Meyer, Inc.:
     2,100,000     7.15%, company guaranteed notes
                   due 3/1/03 ...............................          2,176,125
     2,500,000     7.375%, company guaranteed notes
                   due 3/1/05 ...............................          2,593,750
     4,250,000     7.45%, company guaranteed notes
                   due 3/1/08 ...............................          4,409,375
     1,325,000   Kroger Co., 7.50%
                   senior notes, due 4/1/31 .................          1,306,781
     1,742,000   Marsh Supermarkets, Inc., 8.875%
                   company guaranteed notes, due 8/1/07 .....          1,707,160
                 Safeway, Inc.:
     6,000,000     6.15%, notes, due 3/1/06 .................          5,970,000
     4,000,000     6.50%, notes, due 3/1/11 .................          3,900,000

                                                                      27,214,441

Foreign Government - 0.8%
     2,250,000   United Mexican States, 8.375%
                   notes, due 1/14/11 .......................          2,264,063

Leisure, Recreation and Gaming - 0.4%
     1,221,000   Hard Rock Hotel, Inc., 9.25%
                   senior subordinated notes, due 4/1/05 ....          1,117,215

Life and Health Insurance - 0.3%
       813,000   Delphi Financial Group, Inc., 8.00%
                   senior notes, due 10/1/03 ................            829,260

Medical - Drugs - 0.7%
     2,250,000   Pfizer, Inc., 5.625%
                   notes, due 2/1/06 ........................          2,255,625

Medical - HMO - 2.9%
     3,000,000   Health Net, Inc., 8.375%
                   senior notes, due 4/15/11+ ...............          3,007,500
     1,000,000   UnitedHealth Group, Inc., 7.50%
                   notes, due 11/15/05 ......................          1,043,750
     4,825,000   Wellpoint Health Networks, Inc., 6.375%
                   notes, due 6/15/06 .......................          4,788,813

                                                                       8,840,063

Medical - Hospitals - 4.8%
$      498,000   Columbia/HCA Healthcare Corp., 8.36%
                   debentures, due 4/15/24 ..................     $      476,213
       525,000   HCA, Inc., 7.875%
                   senior notes, due 2/1/11+ ................            529,594
                 Tenet Healthcare Corp.:
     6,850,000     7.875%, senior notes, due 1/15/03 ........          6,952,750
     6,460,000     8.00%, senior notes, due 1/15/05 .........          6,629,575

                                                                      14,588,132

Medical Labs and Testing Services - 1.6%
                 Quest Diagnostics, Inc.:
     2,525,000     6.75%, senior notes, due 7/12/06 .........          2,502,906
     2,250,000     7.50%, notes, due 7/12/11 ................          2,241,562

                                                                       4,744,468

Multimedia - 6.0%
                 AOL Time Warner, Inc.:
     1,100,000     6.125%, notes, due 4/15/06 ...............          1,100,000
     2,000,000     8.18%, notes, due 8/15/07 ................          2,170,000
     1,500,000     7.25%, debentures, due 10/15/17 ..........          1,473,750
                 Viacom, Inc.:
     5,000,000     6.40%, company guaranteed notes
                   due 1/30/06 ..............................          5,075,000
     4,500,000     7.70%, company guaranteed notes
                   due 7/30/10 ..............................          4,747,500
     3,700,000   Walt Disney Co., 5.50%
                   notes, due 12/29/06 ......................          3,633,141

                                                                      18,199,391

Networking Products - 0%
       996,000   Candescent Technologies Corp., 8.00%
                   convertible senior subordinated
                   debentures, due 5/1/03+,(DELTA) ..........             79,680

Non-Hazardous Waste Disposal - 2.4%
     1,750,000   Allied Waste North America, Inc., 7.625%
                   company guaranteed notes, due 1/1/06 .....          1,730,312
                 Waste Management, Inc.:
     3,500,000     7.00%, senior notes, due 10/1/04 .........          3,561,250
     1,850,000     7.375%, notes, due 8/1/10 ................          1,856,937

                                                                       7,148,499

Oil and Gas Drilling - 1.7%
     5,000,000   R&B Falcon Corp., 6.75%
                   senior notes, due 4/15/05 ................          5,075,000

Oil Field Machinery and Equipment - 1.2%
                 Smith International, Inc.:
     2,000,000     7.00%, senior notes, due 9/15/07 .........          2,030,000
     1,600,000     6.75%, notes, due 2/15/11 ................          1,572,000

                                                                       3,602,000

Paper and Related Products - 0.4%
     1,100,000   Fort James Corp., 6.70%
                   notes, due 11/15/03 ......................          1,106,875

Physical Therapy and Rehabilitation Centers - 1.0%
     3,000,000   HEALTHSOUTH Corp., 8.50%
                   senior notes, due 2/1/08 .................          3,037,500

Pipelines - 0.7%
                 Kinder Morgan Energy Partners, Inc.:
     1,285,000     6.75%, notes, due 3/15/11 ................          1,264,119
       880,000     7.40%, notes, due 3/15/31 ................            864,600

                                                                       2,128,719

Property and Casualty Insurance - 0.2%
       498,000   First American Capital Trust, 8.50%
                   company guaranteed notes, due 4/15/12 ....            469,365

See Notes to Schedules of Investments.

48  Janus Aspen Series / June 30, 2001

Shares or Principal Amount                                          Market Value
================================================================================
Recreational Centers - 0.3%
$    1,000,000   Bally Total Fitness Holding Corp., 9.875%
                   senior subordinated notes, due 10/15/07 ..     $      992,500

Retail - Discount - 1.4%
     4,000,000   Wal-Mart Stores, Inc., 6.875%
                   senior notes, due 8/10/09 ................          4,150,000

Savings/Loan/Thrifts - 2.1%
     6,248,000   Golden State Holdings, Inc., 7.00%
                   senior notes, due 8/1/03 .................          6,248,000

Telecommunication Services - 0.9%
       150,000   Pegasus Media & Communications, Inc.
                   12.50%, senior subordinated notes
                   due 7/1/05 ...............................            149,250
                 Qwest Capital Funding, Inc.:
     1,500,000     6.25%, company guaranteed notes
                   due 7/15/05 ..............................          1,486,875
     1,000,000     7.90%, company guaranteed notes
                   due 8/15/10 ..............................          1,032,500

                                                                       2,668,625

Telephone - Integrated - 1.7%
     1,355,000   British Telecommunications PLC, 7.875%
                   notes, due 12/15/05(OMEGA) ...............          1,421,056
       500,000   NTL, Inc., 12.75%
                   senior notes, due 4/15/05(OMEGA) .........            360,000
     3,400,000   WorldCom, Inc., 6.50%
                   notes, due 5/15/04 .......................          3,404,250

                                                                       5,185,306

Television - 0.5%
     1,488,000   Fox/Liberty Networks L.L.C., 8.875%
                   senior notes, due 8/15/07 ................          1,547,520

Web Hosting/Design - 0.3%
     1,245,000   Equinix, Inc., 13.00%
                   senior notes, due 12/1/07 ................            771,900

Wireless Equipment - 0.1%
       420,000   SBA Communications Corp., 10.25%
                   senior notes, due 2/1/09 .................            384,300
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $193,667,374) ...................        193,324,309
--------------------------------------------------------------------------------
Foreign Bonds - 0.1%
Finance - Other Services - 0.1%
EUR    300,000   Ono Finance PLC, 14.00%
                   senior notes, due 7/15/10 (cost $287,710)             180,319
--------------------------------------------------------------------------------
Preferred Stock - 0.3%
Savings/Loan/Thrifts - 0.3%
        35,458   Chevy Chase Savings Bank, 13.00%
                   (cost $1,055,050) ........................            939,637
--------------------------------------------------------------------------------
Warrants - 0%
Finance - Other Services - 0%
           996   Ono Finance PLC - expires 5/31/09*,+ .......             29,880

Retail - Diversified - 0%
           448   SpinCycle, Inc. - expires 5/1/05* ..........                  0

Telephone - Integrated - 0%
           224   Versatel Telecom B.V. - expires 5/15/08* ...              4,928

Web Hosting/Design - 0%
           650   Equinix, Inc. - expires 12/1/07* ...........             13,000
--------------------------------------------------------------------------------
Total Warrants (cost $0) ....................................             47,808
--------------------------------------------------------------------------------
U.S. Government Obligations - 31.6%
U.S. Government Agencies - 18.3%
                 Fannie Mae:
$    4,350,000     5.50%, due 5/2/06 ........................     $    4,344,563
     4,150,000     5.25%, due 6/15/06 .......................          4,092,938
    15,360,000     6.625%, due 11/15/10 .....................         15,897,600
    15,050,000     6.25%, due 2/1/11 ........................         14,974,750
     6,215,000     5.50%, due 3/15/11 .......................          5,919,788
    10,000,000     6.625%, due 11/15/30 .....................         10,112,500

                                                                      55,342,139

U.S. Treasury Notes/Bonds - 13.3%
     3,250,000     4.625%, due 5/15/06 ......................          3,205,313
     3,450,000     5.50%, due 2/15/08 .......................          3,502,578
    18,215,000     5.00%, due 2/15/11 .......................         17,674,197
    14,755,000     6.25%, due 5/15/30 .......................         15,647,087

                                                                      40,029,175
--------------------------------------------------------------------------------
Total U.S. Government Obligations (cost $96,150,614) ........         95,371,314
--------------------------------------------------------------------------------
Repurchase Agreement - 1.9%
     5,600,000   Morgan Stanley Dean Witter & Co., 4.1158%
                   dated 6/29/01, maturing 7/2/01
                   to be repurchased at $5,601,918
                   collateralized by $24,888,854 in
                   U.S. Government Agencies, 0%-1,180.00%
                   10/25/02-6/1/31; with a value of
                   $5,763,340 (cost $5,600,000) .............          5,600,000
--------------------------------------------------------------------------------
Total Investments (total cost $296,760,748) - 98.1% .........        295,463,387
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 1.9%          5,849,433
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................     $  301,312,820
--------------------------------------------------------------------------------

Summary of Investments by Country, June 30, 2001

Country                     % of Investment Securities              Market Value
--------------------------------------------------------------------------------
Mexico                                            0.8%           $     2,264,063
Netherlands                                         0%                     4,928
United Kingdom                                    0.5%                 1,631,255
United States++                                  98.7%               291,563,141
--------------------------------------------------------------------------------
Total                                           100.0%           $   295,463,387

++Includes Short-Term Securities (96.8% excluding Short-Term Securities)

See Notes to Schedules of Investments.

                                          Janus Aspen Series / June 30, 2001  49

Janus | Aspen High-Yield Portfolio

(Photo)
Sandy Rufenacht
portfolio manager

For the six months ended June 30, 2001, Janus Aspen High-Yield Portfolio returned 1.43% for its Institutional Shares and 1.32% for its Service Shares. This compares with a 3.93% increase in its benchmark, the Lehman Brothers High-Yield Bond Index.(1)

The high-yield market started the year on a strong note, rallying in the wake of the Federal Reserve's surprise half-point interest rate cut on January 3. This resurgence proved short-lived, however. Despite five additional Federal Reserve rate reductions, the high-yield market succumbed to renewed volatility as investor focus shifted to the slowing economy and sagging corporate earnings. These pressures were particularly acute in the telecommunications market, where deteriorating business conditions led to a spate of funding problems and debt downgrades. On a positive note, these problems prompted investors to reconsider the attractive yields and solid balance sheet opportunities available outside the telecom sector. In fact, the high-yield market has recently experienced strong inflows of new capital from investors seeking solid returns outside the volatile stock market.

Our performance during this challenging period reflects the more conservative approach we adopted late last year. Responding to concerns over economic risks and the ongoing volatility in the equity market, we raised our cash cushion while adding limited exposure to investment-grade corporate bonds. This somewhat cautious strategy kept us from fully participating in the January rally and hindered our performance relative to our benchmark. Nonetheless, we stand by our decision to maintain a measured approach, and our prudence paid off in February and March when the sell-off in the telecommunications space deepened and the market succumbed to renewed volatility.

As market conditions stabilized in the second quarter, we trimmed our cash position and put more money back into the market, taking advantage of reduced prices on many promising bonds. We continued to emphasize high-quality issues that pay healthy coupons and are backed by solid balance sheets and stable U.S.-based cash flows. For example, we invested in select casino, energy and healthcare companies, as well as homebuilders that we believe are poised to benefit from either a rebounding economy or, should conditions weaken further, additional interest rate declines.

Meanwhile, our approach to the telecommunications sector remained particularly selective, and we invested only in well-financed companies with proven business plans. Even so, a number of these worthy holdings took collateral damage during the downturn in the market, hindering our performance. For example, our positions in Global Crossing and Nextel Communications traded lower even though both companies are cash flow positive. Another disappointment was our high-yield investment in ITC DeltaCom Inc., a competitive local exchange carrier (CLEC) in the Southeast. The CLECs, which compete against incumbent telephone companies, have been especially hard hit by the telecommunications sell-off and ITC
DeltaCom was no exception. Nonetheless, this well-financed company is already generating cash flow to help fund its business plan - providing a measure of security for our bonds.

Despite these disappointments, we did enjoy successes among our telecommunications holdings. One standout was Voicestream Wireless, a provider of cellular services. Our high-yield Voicestream bonds were effectively upgraded to investment quality after the company was acquired by Germany's Deutch Telekom.

Additionally, we were pleased with the performance of our EchoStar bonds. A satellite television operator, EchoStar continues to sign up new subscribers at a rapid rate, and we anticipate the bonds could be a candidate for a credit upgrade.

Our casino holdings also performed well, particularly our investment in Las Vegas property Venetian Casino. The Venetian offers a wide array of retail and entertainment amenities, as well as a hotel that caters to business travelers and conventioneers. This well-managed resort remains booked through the end of the year, providing a reassuring degree of cash flow visibility.

As you surely know by now, we will be liquidating the Janus Aspen High-Yield Portfolio in the coming weeks. The Portfolio never grew to a size that allowed us to operate it efficiently. We hope to continue to serve your investment needs in the future in another Janus Aspen portfolio.

Portfolio Profile                               June 30, 2001  December 31, 2000
--------------------------------------------------------------------------------
Weighted Average Maturity                            6.9 Yrs.           4.7 Yrs.
Average Modified Duration*                           4.8 Yrs.           3.4 Yrs.
30-Day Average Yield
  Institutional Shares**                                9.71%             10.40%
    Without Reimbursement**                             6.29%              6.82%
  Service Shares**                                      9.31%             10.05%
    Without Reimbursement**                             5.93%              6.50%
Weighted Average Fixed Income
  Credit Rating                                             B                BB-
--------------------------------------------------------------------------------

 * A theoretical measure of price volatility.
** Yields will fluctuate.

(1)  All returns include reinvested dividends and capital gains.

Past performance does not guarantee future results.

50  Janus Aspen Series / June 30, 2001

Average Annual Total Return(1)
For the Periods Ended June 30, 2001
--------------------------------------------------------------------------------
Institutional Shares (Inception Date 5/1/96)
  1 Year                                                                 (0.22)%
  5 Year                                                                   7.13%
  From Inception                                                           7.47%
--------------------------------------------------------------------------------

Lehman Brothers High-Yield Bond Index
  1 Year                                                                 (0.96)%
  5 Year                                                                   4.37%
  From Inception Date of Institutional Shares                              4.51%
--------------------------------------------------------------------------------

Service Shares (Inception Date 12/31/99)
  1 Year                                                                 (0.53)%
  5 Year                                                                   3.83%
  From Portfolio Inception                                                 4.10%
--------------------------------------------------------------------------------
Returns shown for Service Shares for periods prior to their inception are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

Due to market volatility, current performance may be lower than the figures shown. Call 1-800-504-4440 or visit janus.com for more current performance information.

(1) Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains. The Lehman Brothers High-Yield Bond Index is defined as an index containing about 800 issues in the high-yield bond market; managed by Lehman Brothers. The Portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio. These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. The adviser voluntarily waives a portion of the Portfolio's expenses. Without such waiver, the Portfolio's total yields and returns for each class would have been lower.

Due to recent market volatility, the Portfolio may have an increased position in cash for temporary defensive purposes.

High-yield bonds involve a greater risk of default and price volatility than U.S. Government and other high quality bonds.

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Corporate Bonds - 98.1%
Advertising Services - 0.3%
$        5,000   Interep National Radio Sales, Inc., 10.00%
                   company guaranteed notes, due 7/1/08 .....     $        4,200

Airlines - 0.9%
        20,000   Atlas Air Worldwide Holdings, Inc., 9.25%
                   senior notes, due 4/15/08 ................             14,000

Broadcast Services and Programming - 1.6%
        10,000   Fox Family Worldwide, Inc., 9.25%
                   senior notes, due 11/1/07 ................             10,100
        15,000   Paxson Communications Corp., 10.75%
                   senior subordinated notes, due 7/15/08+ ..             15,075

                                                                          25,175

Building - Maintenance and Service - 0.6%
        10,000   UNICCO Service Co., 9.875%
                   company guaranteed notes, due 10/15/07 ...              9,750

Building - Residential and Commercial - 7.0%
        30,000   D.R. Horton, Inc., 9.375%
                   senior subordinated notes, due 3/15/11 ...             30,000
        15,000   KB HOME, 9.50%
                   senior subordinated notes, due 2/15/11 ...             15,075
        10,000   Meritage Corp., 9.75%
                   senior notes, due 6/1/11+ ................              9,950
        20,000   Ryland Group, Inc., 9.125%
                   senior subordinated notes, due 6/15/11 ...             19,750
        15,000   Schuler Homes, Inc., 9.375%
                   notes, due 7/15/09+ ......................             15,000
        20,000   Toll Corp., 8.25%
                   senior subordinated notes, due 2/1/11 ....             19,450

                                                                         109,225

Cable Television - 12.5%
                 Adelphia Communications Corp.:
$       20,000     9.25%, senior notes, due 10/1/02 .........     $       20,050
        15,000     10.25%, senior notes, due 6/15/11 ........             14,775
        10,000   Charter Communications Holdings, Inc.
                   10.25%, senior notes, due 1/15/10 ........             10,225
        25,000   CSC Holdings, Inc., 7.625%
                   senior notes, due 4/1/11+ ................             23,844
        45,000   FrontierVision Holdings L.P., 11.00%
                   senior subordinated notes, due 10/15/06 ..             46,575
        25,000   Mediacom Broadband L.L.C., 11.00%
                   senior notes, due 7/15/13+ ...............             25,438
        25,000   Mediacom L.L.C., 9.50%
                   senior notes, due 1/15/13+ ...............             24,000
        30,000   TeleWest Communications PLC, 11.00%
                   debentures, due 10/1/07 ..................             25,275
        15,000   United Pan-Europe Communications N.V.
                   11.25%, senior notes, due 2/1/10 .........              5,625

                                                                         195,807

Casino Hotels - 7.0%
                 Mandalay Resort Group:
        10,000     6.75%, senior subordinated notes
                   due 7/15/03 ..............................              9,700
         5,000     10.25%, senior subordinated notes
                   due 8/1/07 ...............................              5,238
        10,000   MGM Mirage, Inc., 8.375%
                   company guaranteed notes, due 2/1/11 .....             10,063
        15,000   Park Place Entertainment, Inc., 9.375%
                   senior subordinated notes, due 2/15/07 ...             15,769
                 Venetian Casino Resort L.L.C.:
        30,000     12.25%, company guaranteed notes
                   due 11/15/04 .............................             32,100
        35,000     14.25%, company guaranteed notes
                   due 11/15/05 .............................             36,925

                                                                         109,795

See Notes to Schedules of Investments.

                                          Janus Aspen Series / June 30, 2001  51

Janus | Aspen High-Yield Portfolio

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Casino Services - 5.5%
$       15,000   Alliance Gaming Corp., 10.00%
                   company guaranteed notes, due 8/1/07 .....     $       14,850
        65,000   Isle of Capri Black Hawk L.L.C., 13.00%
                   first mortgage bonds, due 8/31/04 ........             70,850

                                                                          85,700

Cellular Telecommunications - 5.0%
        20,000   American Cellular Corp., 9.50%
                   notes, due 10/15/09+ .....................             18,800
        15,000   Nextel Communications, Inc., 9.50%
                   senior notes, due 2/1/11 .................             11,756
        25,000   Price Communications Wireless, Inc., 11.75%
                   senior subordinated notes, due 7/15/07 ...             26,750
         5,000   Tritel PCS, Inc., 10.375%
                   company guaranteed notes, due 1/15/11 ....              4,575
        15,000   VoiceStream Wireless Corp., 10.375%
                   senior notes, due 11/15/09 ...............             17,100

                                                                          78,981

Containers - Metal and Glass - 0.3%
         5,000   Ball Corp., 8.25%
                   company guaranteed notes, due 8/1/08 .....              5,063

Containers - Paper and Plastic - 1.7%
        60,000   SF Holdings Group, Inc., 0%
                   senior discount notes, due 3/15/08(OMEGA)              27,000

Cosmetics and Toiletries - 0.3%
         5,000   Elizabeth Arden, Inc., 10.375%
                   senior notes, due 5/15/07 ................              4,913

Direct Marketing - 0.6%
        10,000   Key3Media Group, Inc., 11.25%
                   senior subordinated notes, due 6/15/11 ...              9,800

Distribution and Wholesale - 1.0%
        15,000   Owens & Minor, Inc., 8.50%
                   senior subordinated notes, due 7/15/11+ ..             15,113

Diversified Operations - 0.6%
        20,000   Pac-West Telecomm, Inc., 13.50%
                   senior notes, due 2/1/09 .................              9,000

Electric - Distribution - 1.0%
        15,000   BRL Universal Equipment, Inc., 8.875%
                   secured notes, due 2/15/08 ...............             15,300

Electric - Generation - 1.6%
        25,000   AES Corp., 8.875%
                   senior notes, due 2/15/11 ................             24,437

Finance - Investment Bankers/Brokers - 3.2%
        45,000   Labranche & Co., Inc., 12.00%
                   senior subordinated notes, due 3/2/07 ....             50,175

Finance - Other Services - 1.5%
        20,000   Alamosa Delaware, Inc., 12.50%
                   senior notes, due 2/1/11+ ................             18,000
        10,000   Madison River Capital L.L.C., 13.25%
                   senior notes, due 3/1/10 .................              4,800

                                                                          22,800

Food - Retail - 0.7%
        10,000   Winn-Dixie Stores, Inc., 8.875%
                   senior notes, due 4/1/08 .................             10,125

Gambling - Non-Hotel Casinos - 0.3%
         5,000   Isle of Capri Casinos, Inc., 8.75%
                   company guaranteed notes, due 4/15/09 ....              4,569

Independent Power Producer - 0.6%
$       10,000   Calpine Canada Energy Finance ULC, 8.50%
                   company guaranteed notes, due 5/1/08 .....     $        9,750

Leisure, Recreation and Gaming - 2.0%
        35,000   Hard Rock Hotel, Inc., 9.25%
                   senior subordinated notes, due 4/1/05 ....             32,025

Life and Health Insurance - 1.3%
        20,000   Conseco, Inc., 10.75%
                   senior notes, due 6/15/08 ................             19,600

Machinery - Pumps - 0.7%
        10,000   Flowserve Corp., 12.25%
                   company guaranteed notes, due 8/15/10 ....             10,700

Manufacturing - 1.3%
        20,000   Dresser, Inc., 9.375%
                   senior subordinated notes, due 4/15/11+ ..             20,250

Medical - Drugs - 0.3%
         5,000   ICN Pharmaceuticals, Inc., 9.25%
                   senior notes, due 8/15/05 ................              5,150

Medical - Hospitals - 1.6%
         5,000   Iasis Healthcare Corp., 13.00%
                   company guaranteed notes, due 10/15/09 ...              5,300
        20,000   Magellan Health Services, Inc., 9.375%
                   senior notes, due 11/15/07+ ..............             20,325

                                                                          25,625

Medical - Outpatient and Home Medical Care - 0.6%
        10,000   Matria Healthcare, Inc., 11.00%
                   notes, due 5/1/08+ .......................              9,450

Medical Labs and Testing Services - 0.3%
         5,000   Quest Diagnostics, Inc., 6.75%
                   senior notes, due 7/12/06 ................              4,956

Multimedia - 1.0%
        15,000   Nextmedia Operating, Inc., 10.75%
                   senior subordinated notes, due 7/1/11+ ...             15,000

Non-Hazardous Waste Disposal - 1.3%
        20,000   Browning-Ferris Industries, Inc., 7.875%
                   senior notes, due 3/15/05 ................             19,850

Oil Companies - Exploration and Production - 9.4%
                 Abraxas Petroleum Corp.:
        15,000     12.875%, company guaranteed notes
                   due 3/15/03 ..............................             15,413
         5,000     11.50%, company guaranteed notes
                   due 11/1/04 ..............................              4,650
        20,000   Chesapeake Energy Corp., 8.125%
                   senior notes, due 4/1/11+ ................             18,700
                 Forest Oil Corp.:
        15,000     10.50%, company guaranteed notes
                   due 1/15/06 ..............................             15,900
        30,000     8.00%, senior notes, due 6/15/08+ ........             29,250
         5,000   Newfield Exploration Co., 7.625%
                   notes, due 3/1/11 ........................              4,850
        15,000   Pogo Producing Co., 8.25%
                   senior subordinated notes, due 4/15/11 ...             15,000
        25,000   Range Resources Corp., 8.75%
                   company guaranteed notes, due 1/15/07 ....             24,125
        10,000   Stone Energy Corp., 8.75%
                   company guaranteed notes, due 9/15/07 ....             10,200
            10   Tri-Union Development Corp., 12.50%
                   units, due 6/1/06+ .......................              9,512

                                                                         147,600

See Notes to Schedules of Investments.

52  Janus Aspen Series / June 30, 2001

Shares or Principal Amount                                          Market Value
================================================================================
Paper and Related Products - 0.7%
$       10,000   Repap New Brunswick, Inc., 9.00%
                   senior notes, due 6/1/04 .................     $       10,550

Pharmacy Services - 0.6%
        10,000   Omnicare, Inc., 8.125%
                   senior subordinated notes, due 3/15/11+ ..             10,100

Physical Therapy and Rehabilitation Centers - 2.5%
                 HEALTHSOUTH Corp.:
        10,000     3.25%, convertible notes, due 4/1/03 .....              9,450
        30,000     8.50%, senior notes, due 2/1/08 ..........             30,375

                                                                          39,825

Printing - Commercial - 1.6%
        25,000   Quebecor Media, Inc., 11.125%
                   senior notes, due 7/15/11+ ...............             24,937

Radio - 0.6%
        10,000   Cumulus Media, Inc., 10.375%
                   company guaranteed notes, due 7/1/08 .....              9,950

Real Estate Operating/Development - 0.6%
        10,000   Choctaw Resort Development
                   Enterprise, Inc., 9.25%
                   senior notes, due 4/1/09+ ................             10,200

Rental Auto/Equipment - 0.7%
        10,000   Avis Group Holdings, Inc., 11.00%
                   company guaranteed notes, due 5/1/09 .....             11,162

Resorts and Theme Parks - 1.3%
        20,000   Intrawest Corp., 10.50%
                   senior notes, due 2/1/10 .................             20,800

Retail - Discount - 0.6%
        10,000   K-Mart Corp., 9.375%
                   notes, due 2/1/06 ........................              9,750

Retail - Drug Store - 0.6%
        10,000   Rite Aid Corp., 11.25%
                   senior notes, due 7/1/08+ ................             10,087

Satellite Telecommunications - 1.8%
         5,000   Echostar Communications Corp., 4.875%
                   convertible subordinated notes
                   due 1/1/07 ...............................              4,419
        25,000   Echostar DBS Corp., 9.375%
                   senior notes, due 2/1/09 .................             24,500

                                                                          28,919

Schools - Day Care - 0.3%
         5,000   KinderCare Learning Centers, Inc., 9.50%
                   senior subordinated notes, due 2/15/09 ...              4,950

Telecommunication Equipment - 0.9%
        15,000   Fairchild Semiconductor Corp. 10.50%
                   senior subordinated notes, due 2/1/09 ....             14,625

Telecommunication Services - 4.8%
        20,000   Alaska Communications Systems, Inc.
                   9.375%, company guaranteed notes
                   due 5/15/09 ..............................             16,800
        15,000   Frontier Corp., 6.00%
                   notes, due 10/15/03 ......................             12,150
        15,000   Global Crossing Holdings, Ltd., 9.625%
                   company guaranteed notes, due 5/15/08 ....             11,850
        25,000   ITC DeltaCom, Inc., 11.00%
                   senior notes, due 6/1/07 .................             16,500
        20,000   Time Warner Telecom, Inc., 10.125%
                   senior notes, due 2/1/11 .................             18,000

                                                                          75,300

Telephone - Integrated - 0.8%
$       20,000   NTL, Inc., 10.00%
                   senior notes, due 2/15/07 ................     $       13,000

Toys - 0.8%
        15,000   Hasbro, Inc., 6.15%
                   notes, due 7/15/08 .......................             12,637

Web Hosting/Design - 0.3%
        15,000   Exodus Communications, Inc., 11.625%
                   senior notes, due 7/15/10 ................              5,175

Wire and Cable Products - 1.3%
        20,000   International Wire Group, Inc., 11.75%
                   senior subordinated notes, due 6/1/05 ....             20,175

Wireless Equipment - 3.7%
        25,000   American Tower Corp., 9.375%
                   senior notes, due 2/1/09+ ................             23,313
                 Crown Castle International Corp.:
         5,000     9.375%, senior notes, due 8/1/11+ ........              4,512
        10,000     9.50%, senior notes, due 8/1/11 ..........              9,075
        15,000   Nextel Partners, Inc., 11.00%
                   senior notes, due 3/15/10 ................             11,812
        10,000   SBA Communications Corp., 10.25%
                   senior notes, due 2/1/09 .................              9,150

                                                                          57,862
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $1,623,252) .....................          1,540,888
--------------------------------------------------------------------------------
Common Stock - 0%
Containers - Paper and Plastic - 0%
            15   SF Holdings Group - Class C*,+ (cost $0) ...                  0
--------------------------------------------------------------------------------
Preferred Stock - 0.7%
Computer Services - 0.7%
           190   Electronic Data Systems Corp.
                   convertible, 7.625% (cost $9,500) ........             10,013
--------------------------------------------------------------------------------
Total Investments (total cost $1,632,752) - 98.8% ...........          1,550,901
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 1.2%             19,301
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................     $    1,570,202
--------------------------------------------------------------------------------

Summary of Investments by Country, June 30, 2001

Country                     % of Investment Securities              Market Value
--------------------------------------------------------------------------------
Bermuda                                           0.8%           $        11,850
Canada                                            2.6%                    41,100
Netherlands                                       0.4%                     5,625
United Kingdom                                    1.6%                    25,275
United States                                    94.6%                 1,467,051
--------------------------------------------------------------------------------
Total                                           100.0%           $     1,550,901

See Notes to Schedules of Investments.

                                          Janus Aspen Series / June 30, 2001  53

Janus | Aspen Money Market Portfolio

(Photo)
J. Eric Thorderson
portfolio manager

For the six months ended June 30, 2001, Janus Aspen Money Market Portfolio returned 2.53% for its Institutional Shares and 2.41% for its Service Shares. The seven-day current yield for the same period was 4.09% and 3.85% for the Institutional Shares and Service Shares, respectively.(1)

When we last wrote to you in December 2000, the U.S. economy had just begun its decline. Though the slowdown was not surprising due to the Fed's three rate hikes earlier in the year, the rapidity and depth were. The once red-hot economy seemed to go into a deep freeze and fears of inflation were quickly replaced by fears of a recession.

An erosion in consumer and business confidence, high energy costs, and weakness in capital spending and manufacturing followed and consequently prompted the Fed to surprise investors in early January by cutting interest rates one-half percentage point four weeks before its next meeting. It then reduced them again at month end. It was the first time since November 1984 that the central bankers had cut rates a full point in a single month. But they were only getting started. They remained in an easing mode throughout the period, reducing rates four more times for a total of two and three-quarter percentage points.

The Portfolio's emphasis on liquidity worked to our advantage during this volatile environment. For example, when interest rates were rising, we focused on securities at the shorter end of our maturity spectrum in order to take advantage of higher yields. However, upon recognizing the potential for rate reductions late in 2000, we increased our exposure to longer-term securities, helping to keep the yield on the Portfolio at higher levels despite declining rates.

One of many negative consequences of a deteriorating economy like that which we are experiencing today is credit dislocation. Weakening economic conditions can make it difficult for companies to maintain interest coverage ratios and profit margins. Although we've trimmed our exposure to a few names in the Portfolio based on concerns surrounding credit quality, in general, we are extremely confident in our holdings. Meanwhile, we remain vigilant in our attempt to seek out and invest only in those investments with the highest credit ratings.

Looking ahead, economists are divided in their opinion as to whether additional rate cuts may be necessary to avoid a recession. Regardless, we strive to remain flexible in our ability to react to the market while keeping our focus on the Portfolio's goal, liquidity and capital stability.

Thank you for your continued investment in Janus Aspen Money Market Portfolio.

Average Annual Total Return(1)
For the Periods Ended June 30, 2001
--------------------------------------------------------------------------------
Institutional Shares (Inception Date 5/1/95)
  1 Year                                                                   5.86%
  5 Year                                                                   5.37%
  From Inception                                                           5.35%
  Seven-Day Current Yield                                                  4.09%
--------------------------------------------------------------------------------

Service Shares (Inception Date 12/31/99)
  1 Year                                                                   5.61%
  5 Year                                                                   5.15%
  From Portfolio Inception                                                 5.14%
  Seven-Day Current Yield                                                  3.85%
--------------------------------------------------------------------------------
Returns shown for Service Shares for periods prior to their inception are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

Due to market volatility, current performance may be lower than the figures shown. Call 1-800-504-4440 or visit janus.com for more current performance information.

(1) All returns reflect reinvested dividends.

An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

The yield more closely reflects the current earnings of the money market fund than the total return.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

54  Janus Aspen Series / June 30, 2001

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Short-Term Corporate Notes - 15.7%
$    4,000,000   AT&T Corp.
                   4.18%, 7/23/01 ...........................     $    3,989,782
     2,000,000   Bank One Corp.
                   8.10%, 3/1/02 ............................          2,044,545
     3,000,000   General Motors Acceptance Corp.
                   5.35%, 12/7/01 ...........................          3,008,709
     2,000,000   Medical Building Funding V. L.L.C.
                   4.20%, 7/17/01 ...........................          1,996,267
     4,500,000   Qwest Corp.
                   4.10%, 9/4/01 ............................          4,466,687
--------------------------------------------------------------------------------
Total Short-Term Corporate Notes (cost $15,505,990) .........         15,505,990
--------------------------------------------------------------------------------
Taxable Variable Rate Demand Notes - 46.8%
     3,800,000   Advocare of South Carolina, Inc.
                   3.82%, 6/1/17 ............................          3,800,000
       400,000   Anaheim, California Housing Authority
                   Multifamily Housing Revenue
                   (Cobblestone), 3.85%, 3/15/33 ............            400,000
     1,805,000   Arapahoe County, Colorado Industrial
                   Development Revenue, (Cottrell), Series B
                   3.90%, 10/1/19 ...........................          1,805,000
       300,000   Asset Partners, Inc.
                   3.90%, 11/1/27 ...........................            300,000
     2,890,000   Breckenridge Terrace L.L.C.
                   3.7513%, 5/1/39 ..........................          2,890,000
       700,000   Bridgeton, Missouri Industrial Development
                   Authority Industrial Revenue, (Gold Dust
                   Project), Series B, 4.29%, 3/1/21 ........            700,000
     1,000,000   California Infrastructure and Economic
                   Development, (International Raisins
                   Project), Series B, 3.95%, 11/1/20 .......          1,000,000
                 Colorado Housing and Finance Authority
                   Economic Development Revenue:
       430,000     (De La Cruz Project), Series B
                   3.95%, 10/1/05 ...........................            430,000
       380,000     (Pemracs, Ltd. Project), Series B
                   3.90%, 4/1/21 ............................            380,000
       800,000     (White Wave, Inc. Project), Series B
                   3.90%, 10/1/18 ...........................            800,000
     3,250,000   Colorado Housing Facilities Revenue
                   (Tenderfoot Seasonal Housing L.L.C.)
                   Series A, 3.7513%, 7/1/35 ................          3,250,000
     7,000,000   Gulf Coast Industrial Development Authority
                   (Nisseki Chemical, Texas Project)
                   6.00%, 10/1/08 ...........................          7,000,000
       660,000   Kentucky Economic Development Financing
                   Authority Hospital Facilities Revenue
                   (Highlands Regional Project), Series B
                   3.95%, 8/1/03 ............................            660,000
     1,810,000   Medical Properties, Inc.
                   (Dakota Clinic Project), 4.00%, 12/22/24 .          1,810,000
     3,200,000   Mississippi Business Finance Corp.
                   Industrial Development Revenue
                   (Royal Vendors, Inc. Project)
                   3.95%, 6/1/24 ............................          3,200,000
     5,500,000   Montgomery, Alabama Industrial
                   Development Board of Revenue
                   (Jenkins Brick Co.), Series A
                   3.83%, 9/1/15 ............................          5,500,000
Taxable Variable Rate Demand Notes - (continued)
$    1,500,000   New York City, New York Industrial
                   Development Agency
                   (G.A.F. Seelig, Inc. Project)
                   3.94%, 7/1/03 ............................     $    1,500,000
     1,790,000   Post Properties, Ltd.
                   3.94%, 7/1/20 ............................          1,790,000
     6,300,000   Stone-Lee Partners L.L.C.
                   3.82%, 6/1/21 ............................          6,300,000
     2,500,000   Washington, Missouri Industrial
                   Development Authority Industrial Revenue
                   (Pauwels Project), 4.09%, 12/1/19 ........          2,500,000
--------------------------------------------------------------------------------
Total Taxable Variable Rate Demand Notes (cost $46,015,000) .         46,015,000
--------------------------------------------------------------------------------
Floating Rate Notes - 10.5%
     1,500,000   Ford Motor Credit Co.
                   4.2712%, 11/16/01 ........................          1,500,543
     2,000,000   General Motors Acceptance Corp.
                   4.44%, 1/28/02 ...........................          1,999,591
     5,000,000   Philip Morris Companies, Inc.
                   4.24%, 12/4/01 ...........................          4,999,632
     1,800,000   Textron Financial Corp.
                   4.99%, 3/18/02 ...........................          1,800,000
--------------------------------------------------------------------------------
Total Floating Rate Notes (cost $10,299,766) ................         10,299,766
--------------------------------------------------------------------------------
Certificates of Deposit - 7.1%
     2,000,000   Natexis Banque, New York
                   5.08%, 2/6/02 ............................          2,000,000
     5,000,000   Westdeutsche Landesbank Girozentrale
                   4.465%, 4/30/02 ..........................          5,000,000
--------------------------------------------------------------------------------
Total Certificates of Deposit (cost $7,000,000) .............          7,000,000
--------------------------------------------------------------------------------
Put Bonds - 5.7%
     2,850,000   Arapahoe Water and Sanitation District
                   Colorado, Arapahoe County, Series B
                   7.30%, 12/1/13 ...........................          2,850,000
     2,765,000   Aurora, Colorado Centretech Metropolitan
                   District, Series B, 7.30%, 12/1/17+ ......          2,765,000
--------------------------------------------------------------------------------
Total Put Bonds (cost $5,615,000) ...........................          5,615,000
--------------------------------------------------------------------------------
U.S. Government Agency - 2.0%
     2,000,000   Fannie Mae
                   4.655%, 2/22/02 (cost $1,938,968) ........          1,938,968
--------------------------------------------------------------------------------
Repurchase Agreement - 12.5%
    12,300,000   Deutsche Bank Securities, Inc., 4.18%
                   dated 6/29/01, maturing 7/2/01
                   to be repurchased at $12,304,285
                   collateralized by $785,269 in
                   Corporate Bonds, 6.00%
                   3/15/13, Aaa; $11,514,760 in U.S.
                   Government Agencies, 0%-8.00%
                   7/2/01-5/15/30; with respective values
                   of $800,975 and $11,745,055
                   (cost $12,300,000) .......................         12,300,000
--------------------------------------------------------------------------------
Total Investments (total cost $98,674,724) - 100.3% .........         98,674,724
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (0.3)%        (325,721)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................     $   98,349,003
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

                                          Janus Aspen Series / June 30, 2001  55

Statements of | Assets and Liabilities

                                                          Janus Aspen     Janus Aspen                     Janus Aspen
As of June 30, 2001 (unaudited)           Janus Aspen     Aggressive        Capital       Janus Aspen       Equity
(all numbers in thousands                    Growth         Growth        Appreciation      Balanced        Income
except net asset value per share)          Portfolio       Portfolio       Portfolio       Portfolio       Portfolio
----------------------------------------------------------------------------------------------------------------------
Assets:
  Investments at cost                     $  3,047,556    $  2,930,422    $  1,529,715    $  3,443,750    $     14,520

  Investments at value:                   $  3,253,596    $  2,769,334    $  1,424,863    $  3,459,189    $     15,082
    Cash                                         1,665           1,560           5,097           1,244               6
    Receivables:
      Investments sold                           7,932          20,009              --          35,996             368
      Portfolio shares sold                      2,551           4,496           5,959           7,443              --
      Dividends                                    537              50             360             775               7
      Interest                                     132             130              20          22,829               7
      Due from Advisor                              --              --              --              --              --
    Other assets                                     4              --               2               6              --
  Forward currency contracts                       234              --              --              --              --
----------------------------------------------------------------------------------------------------------------------
Total Assets                                 3,266,651       2,795,579       1,436,301       3,527,482          15,470
----------------------------------------------------------------------------------------------------------------------
Liabilities:
  Payables:
    Investments purchased                       29,536          21,430              --              --              76
    Portfolio shares repurchased                 3,788           2,746             857             651              19
    Advisory fees                                1,770           1,489             779           1,884               8
  Accrued expenses                                 137             107             158              71              76
----------------------------------------------------------------------------------------------------------------------
Total Liabilities                               35,231          25,772           1,794           2,606             179
----------------------------------------------------------------------------------------------------------------------
Net Assets                                $  3,231,420    $  2,769,807    $  1,434,507    $  3,524,876    $     15,291
----------------------------------------------------------------------------------------------------------------------
Net Assets - Institutional Shares         $  3,072,999    $  2,607,884    $    885,423    $  3,419,870    $     14,663
  Shares Outstanding, $0.001 Par Value
    (unlimited shares authorized)              131,542          97,739          38,519         147,558             846
----------------------------------------------------------------------------------------------------------------------
  Net Asset Value Per Share               $      23.36    $      26.68    $      22.99    $      23.18    $      17.33
----------------------------------------------------------------------------------------------------------------------
Net Assets - Service Shares               $    158,421    $    161,923    $    549,084    $    105,006    $        628
  Shares Outstanding, $0.001 Par Value
    (unlimited shares authorized)                6,816           6,131          24,104           4,405              37
----------------------------------------------------------------------------------------------------------------------
  Net Asset Value Per Share               $      23.24    $      26.41    $      22.78    $      23.84    $      17.20
----------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

56  Janus Aspen Series / June 30, 2001

                                          Janus Aspen     Janus Aspen     Janus Aspen     Janus Aspen     Janus Aspen
As of June 30, 2001 (unaudited)            Growth and      Strategic     International     Worldwide         Global
(all numbers in thousands                    Income          Value           Growth          Growth      Life Sciences
except net asset value per share)          Portfolio       Portfolio       Portfolio       Portfolio       Portfolio
----------------------------------------------------------------------------------------------------------------------
Assets:
  Investments at cost                     $    192,783    $     15,628    $  1,610,002    $  6,467,102    $     44,124

  Investments at value:                   $    189,006    $     15,923    $  1,513,048    $  6,705,106    $     47,610
    Cash                                            88           1,895          18,123           5,842             107
    Receivables:
      Investments sold                             289             277          15,700          67,932           1,319
      Portfolio shares sold                        172             144           3,225           4,308              61
      Dividends                                     79               3           1,951           6,998              13
      Interest                                     310              --              35             100               1
      Due from Advisor                              --              --              --              --              --
    Other assets                                    --              --               5               5              --
  Forward currency contracts                        --              --           9,081          33,606               4
----------------------------------------------------------------------------------------------------------------------
Total Assets                                   189,944          18,242       1,561,168       6,823,897          49,115
----------------------------------------------------------------------------------------------------------------------
Liabilities:
  Payables:
    Investments purchased                          139           2,463           8,621          48,738             627
    Portfolio shares repurchased                   193              --           6,405          11,001              --
    Advisory fees                                  101              11             824           3,677              25
  Accrued expenses                                  67              26             219             452              15
----------------------------------------------------------------------------------------------------------------------
Total Liabilities                                  500           2,500          16,069          63,868             667
----------------------------------------------------------------------------------------------------------------------
Net Assets                                $    189,444    $     15,742    $  1,545,099    $  6,760,029    $     48,448
----------------------------------------------------------------------------------------------------------------------
Net Assets - Institutional Shares         $    109,677    $      6,274    $    984,965    $  6,625,408    $      6,940
  Shares Outstanding, $0.001 Par Value
    (unlimited shares authorized)                6,805             643          37,936         207,558             886
----------------------------------------------------------------------------------------------------------------------
  Net Asset Value Per Share               $      16.12    $       9.75    $      25.96    $      31.92    $       7.83
----------------------------------------------------------------------------------------------------------------------
Net Assets - Service Shares               $     79,767    $      9,468    $    560,134    $    134,621    $     41,508
  Shares Outstanding, $0.001 Par Value
    (unlimited shares authorized)                4,960             966          21,758           4,246           5,304
----------------------------------------------------------------------------------------------------------------------
  Net Asset Value Per Share               $      16.08    $       9.80    $      25.74    $      31.71    $       7.83
----------------------------------------------------------------------------------------------------------------------


                                          Janus Aspen     Janus Aspen     Janus Aspen     Janus Aspen
As of June 30, 2001 (unaudited)              Global         Global          Flexible         High-        Janus Aspen
(all numbers in thousands                  Technology        Value           Income          Yield        Money Market
except net asset value per share)          Portfolio       Portfolio       Portfolio       Portfolio       Portfolio
----------------------------------------------------------------------------------------------------------------------
Assets:
  Investments at cost                     $    418,428    $      1,917    $    296,761    $      1,633    $     98,675

  Investments at value:                   $    326,044    $      1,895    $    295,463    $      1,551    $     98,675
    Cash                                         1,201             103             147              39              40
    Receivables:
      Investments sold                           2,310              --           1,882              46              --
      Portfolio shares sold                        168              --             580              --              --
      Dividends                                    244               1              --              --              --
      Interest                                     157              --           5,321              42             530
      Due from Advisor                              --              13              --               4              --
    Other assets                                     1              --               2              --              10
  Forward currency contracts                       357              --              --              --              --
----------------------------------------------------------------------------------------------------------------------
Total Assets                                   330,482           2,012         303,395           1,682          99,255
----------------------------------------------------------------------------------------------------------------------
Liabilities:
  Payables:
    Investments purchased                          249              --           1,738              99              --
    Portfolio shares repurchased                   420              --              56              --             884
    Advisory fees                                  180               1             160               1              20
  Accrued expenses                                  78              30             128              12               2
----------------------------------------------------------------------------------------------------------------------
Total Liabilities                                  927              31           2,082             112             906
----------------------------------------------------------------------------------------------------------------------
Net Assets                                $    329,555    $      1,981    $    301,313    $      1,570    $     98,349
----------------------------------------------------------------------------------------------------------------------
Net Assets - Institutional Shares         $      6,741             N/A    $    299,831    $      1,560    $     98,339
  Shares Outstanding, $0.001 Par Value
    (unlimited shares authorized)                1,457             N/A          26,182             165          98,339
----------------------------------------------------------------------------------------------------------------------
  Net Asset Value Per Share               $       4.63             N/A    $      11.45    $       9.44    $       1.00
----------------------------------------------------------------------------------------------------------------------
Net Assets - Service Shares               $    322,814    $      1,981    $      1,482    $         10    $         10
  Shares Outstanding, $0.001 Par Value
    (unlimited shares authorized)               67,027             200             126               1              10
----------------------------------------------------------------------------------------------------------------------
  Net Asset Value Per Share               $       4.82    $       9.90    $      11.73    $       9.64    $       1.00
----------------------------------------------------------------------------------------------------------------------

                                          Janus Aspen Series / June 30, 2001  57

Statements of | Operations

                                                                       Janus Aspen     Janus Aspen                      Janus Aspen
For the six months or period                            Janus Aspen     Aggressive        Capital      Janus Aspen        Equity
ended June 30, 2001                                       Growth          Growth       Appreciation      Balanced         Income
(all numbers in thousands)                               Portfolio       Portfolio       Portfolio       Portfolio       Portfolio
-----------------------------------------------------------------------------------------------------------------------------------
Investment Income:
  Interest                                              $     4,923     $     6,370     $     8,318     $    53,547     $        55
  Dividends                                                   8,099           1,264           4,753           8,998              80
  Foreign tax withheld                                        (203)              --           (120)            (75)             (1)
-----------------------------------------------------------------------------------------------------------------------------------
Total Investment Income                                      12,819           7,634          12,951          62,470             134
-----------------------------------------------------------------------------------------------------------------------------------
Expenses:
  Advisory fees                                              11,064           9,723           4,787          11,097              50
  Transfer agent expenses                                         2              22               1               2               2
  Registration fees                                             120             221              19              31              31
  System fees                                                     9              11              12              14               6
  Custodian fees                                                114              78              43             117              14
  Insurance expense                                               3              11               5              33              23
  Audit fees                                                      8               9              --               3               3
  Distribution fees - Service Shares                            165             174             669              91               1
  Other expenses                                                 12               6               2              --               2
-----------------------------------------------------------------------------------------------------------------------------------
Total Expenses                                               11,497          10,255           5,538          11,388             132
-----------------------------------------------------------------------------------------------------------------------------------
Expense and Fee Offsets                                        (17)            (39)            (15)            (29)              --
-----------------------------------------------------------------------------------------------------------------------------------
Net Expenses                                                 11,480          10,216           5,523          11,359             132
-----------------------------------------------------------------------------------------------------------------------------------
Excess Expense Reimbursement                                     --              --              --              --            (37)
-----------------------------------------------------------------------------------------------------------------------------------
Net Expenses After Reimbursement                             11,480          10,216           5,523          11,359              95
-----------------------------------------------------------------------------------------------------------------------------------
Net Investment Income/(Loss)                                  1,339         (2,582)           7,428          51,111              39
-----------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/
 (Loss) on Investments:
  Net realized gain/(loss) from
    securities transactions                               (544,225)       (877,020)       (128,106)        (53,166)           (573)
  Net realized gain/(loss) from
    foreign currency transactions                             6,201              --              --         (1,465)              --
  Net realized gain/(loss) from futures contracts                --              --              --              --              --
  Change in net unrealized appreciation or
    depreciation of investments and foreign currency         97,742        (96,356)       (101,526)       (118,412)           (530)
-----------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/
  (Loss) on Investments                                   (440,282)       (973,376)       (229,632)       (173,043)         (1,103)
-----------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net
  Assets Resulting from Operations                      $ (438,943)     $ (975,958)     $ (222,204)     $ (121,932)     $   (1,064)
-----------------------------------------------------------------------------------------------------------------------------------

(1)  Period May 1, 2001 (inception) to June 30, 2001.

See Notes to Financial Statements.

58  Janus Aspen Series / June 30, 2001

                                                        Janus Aspen     Janus Aspen     Janus Aspen    Janus Aspen      Janus Aspen
For the six months or period                            Growth and       Strategic     International    Worldwide         Global
ended June 30, 2001                                       Income           Value          Growth         Growth        Life Sciences
(all numbers in thousands)                               Portfolio       Portfolio       Portfolio      Portfolio        Portfolio
-----------------------------------------------------------------------------------------------------------------------------------
Investment Income:
  Interest                                              $     1,164     $        68     $     6,038    $     22,264     $        97
  Dividends                                                     696              53          11,025          40,724              83
  Foreign tax withheld                                         (12)             (2)           (818)         (3,311)             (2)
-----------------------------------------------------------------------------------------------------------------------------------
Total Investment Income                                       1,848             119          16,245          59,677             178
-----------------------------------------------------------------------------------------------------------------------------------
Expenses:
  Advisory fees                                                 596              35           5,147          23,112             139
  Transfer agent expenses                                         1               2               3               5               2
  Registration fees                                               9              34              76             311              --
  System fees                                                     7               5              10              13               6
  Custodian fees                                                 26              15             468           1,248              22
  Insurance expense                                               2              --               1               1              --
  Audit fees                                                      6               3               6              16               3
  Distribution fees - Service Shares                             86               6             658             120              45
  Other expenses                                                  3               3               5              13               1
-----------------------------------------------------------------------------------------------------------------------------------
Total Expenses                                                  736             103           6,374          24,839             218
-----------------------------------------------------------------------------------------------------------------------------------
Expense and Fee Offsets                                         (1)              --            (11)            (49)             (1)
-----------------------------------------------------------------------------------------------------------------------------------
Net Expenses                                                    735             103           6,363          24,790             217
-----------------------------------------------------------------------------------------------------------------------------------
Excess Expense Reimbursement                                     --            (29)              --              --              --
-----------------------------------------------------------------------------------------------------------------------------------
Net Expenses After Reimbursement                                735              74           6,363          24,790             217
-----------------------------------------------------------------------------------------------------------------------------------
Net Investment Income/(Loss)                                  1,113              45           9,882          34,887            (39)
-----------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/
 (Loss) on Investments:
  Net realized gain/(loss) from
    securities transactions                                (12,117)           (696)       (180,068)       (567,795)         (9,015)
  Net realized gain/(loss) from
    foreign currency transactions                                --             (1)          23,897          87,038              10
  Net realized gain/(loss) from futures contracts                --              --              --              --              --
  Change in net unrealized appreciation or
    depreciation of investments and foreign currency        (2,232)             228       (116,632)       (615,116)           (173)
-----------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/
  (Loss) on Investments                                    (14,349)           (469)       (272,803)     (1,095,873)         (9,178)
-----------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets
  Resulting from Operations                             $  (13,236)     $     (424)     $ (262,921)    $(1,060,986)     $   (9,217)
-----------------------------------------------------------------------------------------------------------------------------------

                                                        Janus Aspen     Janus Aspen     Janus Aspen    Janus Aspen
For the six months or period                              Global          Global         Flexible         High-         Janus Aspen
ended June 30, 2001                                     Technology         Value          Income          Yield         Money Market
(all numbers in thousands)                               Portfolio      Portfolio(1)     Portfolio      Portfolio        Portfolio
-----------------------------------------------------------------------------------------------------------------------------------
Investment Income:
  Interest                                              $     2,331     $         6     $     9,621    $         90     $     2,403
  Dividends                                                     844               2              80              --              --
  Foreign tax withheld                                         (59)              --              --              --              --
-----------------------------------------------------------------------------------------------------------------------------------
Total Investment Income                                       3,116               8           9,701              90           2,403
-----------------------------------------------------------------------------------------------------------------------------------
Expenses:
  Advisory fees                                               1,168               2             899               6             112
  Transfer agent expenses                                         2               1               1               2               2
  Registration fees                                               6               9              98              19              33
  System fees                                                     9               2               7               6               7
  Custodian fees                                                 50              16              26              15               3
  Insurance expense                                              --              --              --              --              --
  Audit fees                                                      4               3               5               3               3
  Distribution fees - Service Shares                            433               1               1              --              --
  Other expenses                                                  2              --               3               2               3
-----------------------------------------------------------------------------------------------------------------------------------
Total Expenses                                                1,674              34           1,040              53             163
-----------------------------------------------------------------------------------------------------------------------------------
Expense and Fee Offsets                                         (9)              --             (5)              --              --
-----------------------------------------------------------------------------------------------------------------------------------
Net Expenses                                                  1,665              34           1,035              53             163
-----------------------------------------------------------------------------------------------------------------------------------
Excess Expense Reimbursement                                     --            (29)              --            (44)              --
-----------------------------------------------------------------------------------------------------------------------------------
Net Expenses After Reimbursement                              1,665               5           1,035               9             163
-----------------------------------------------------------------------------------------------------------------------------------
Net Investment Income/(Loss)                                  1,451               3           8,666              81           2,240
-----------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/
 (Loss) on Investments:
  Net realized gain/(loss) from
    securities transactions                               (173,264)              --           1,608            (69)              --
  Net realized gain/(loss) from
    foreign currency transactions                             3,021              --            (12)              --              --
  Net realized gain/(loss) from futures contracts                --              --              --              --              --
  Change in net unrealized appreciation or
    depreciation of investments and foreign currency         59,186            (22)         (3,275)               1              --
-----------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/
  (Loss) on Investments                                   (111,057)            (22)         (1,679)            (68)              --
-----------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets
  Resulting from Operations                             $ (109,606)     $      (19)     $     6,987    $         13     $     2,240
-----------------------------------------------------------------------------------------------------------------------------------

                                          Janus Aspen Series / June 30, 2001  59

Statements of | Changes in Net Assets

For the six months or periods ended                                 Janus Aspen                      Janus Aspen
June 30 (unaudited) and for the                                       Growth                       Aggressive Growth
fiscal year or period ended December 31                              Portfolio                         Portfolio
(all numbers in thousands)                                     2001             2000             2001             2000
--------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                             $      1,339     $      6,890     $    (2,582)     $   (19,861)
  Net realized gain/(loss) from investment transactions       (538,024)          109,117        (877,020)        (360,356)
  Change in unrealized net appreciation or depreciation
    of investments and foreign currency                          97,742        (795,678)         (96,356)      (1,460,660)
--------------------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations          (438,943)        (679,671)        (975,958)      (1,840,877)
--------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                        (1,312)          (7,413)               --               --
  Net realized gain from investment transactions*               (6,013)        (264,479)               --         (22,870)
  Distributions (in excess of realized gains)*                       --         (53,260)               --        (371,310)
  Tax Return of Capital                                              --               --               --        (151,092)
--------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                   (7,325)        (325,152)                         (545,272)
--------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold
    Institutional Shares                                        272,256        1,526,722          409,463        2,673,828
    Retirement Shares                                                --          153,079               --          314,482
    Service Shares                                               82,474          125,070          113,092          177,923
  Reinvested dividends and distributions
    Institutional Shares                                          7,030          309,764               --          512,417
    Retirement Shares                                                --           14,214               --           29,624
    Service Shares                                                  295            1,174               --            3,231
  Shares repurchased
    Institutional Shares                                      (307,348)        (312,403)        (353,452)        (793,084)
    Retirement Shares                                                --         (19,033)               --         (38,550)
    Service Shares                                             (11,482)          (4,460)         (35,241)         (10,882)
  Shares transferred - Retirement Shares(3)                         N/A        (156,824)              N/A        (238,484)
--------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions          43,225        1,637,303          133,862        2,630,505
--------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                         (403,043)          632,480        (842,096)          244,356
Net Assets:
  Beginning of period                                         3,634,463        3,001,983        3,611,903        3,367,547
--------------------------------------------------------------------------------------------------------------------------
  End of period                                            $  3,231,420     $  3,634,463     $  2,769,807     $  3,611,903
--------------------------------------------------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in surplus)*                 $  3,622,085     $  3,578,860     $  4,181,485     $  4,047,623
  Undistributed net investment income/(loss)*                        27               --          (2,582)               --
  Undistributed net realized gain/(loss)
    from investments*                                         (596,955)         (52,918)      (1,248,005)        (370,985)
  Unrealized appreciation/(depreciation) of investments
    and foreign currency                                        206,263          108,521        (161,091)         (64,735)
--------------------------------------------------------------------------------------------------------------------------
                                                           $  3,231,420     $  3,634,463     $  2,769,807     $  3,611,903
--------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Institutional Shares
  Shares sold                                                    10,638           45,926           13,497           45,557
  Reinvested dividends and distributions                            301            9,910               --            9,599
--------------------------------------------------------------------------------------------------------------------------
Total                                                            10,939           55,836           13,497           55,156
--------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                           (12,716)          (9,974)         (11,791)         (14,731)
Net Increase/(Decrease) in Portfolio Shares                     (1,777)           45,862            1,706           40,425
Shares Outstanding, Beginning of Period                         133,319           87,457           96,033           55,608
--------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                               131,542          133,319           97,739           96,033
--------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Retirement Shares(2)
  Shares sold                                                       N/A        4,483,356              N/A        5,216,842
  Reinvested dividends and distributions                            N/A          455,506              N/A          566,408
--------------------------------------------------------------------------------------------------------------------------
Total                                                               N/A        4,938,862              N/A        5,783,250
--------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                                N/A        (560,239)              N/A        (640,402)
  Shares Transferred(3)                                             N/A      (6,143,154)              N/A      (5,956,431)
Net Increase/(Decrease) in Portfolio Shares                         N/A      (1,764,531)              N/A        (813,583)
Shares Outstanding Beginning of Period                              N/A        1,764,531              N/A          813,583
--------------------------------------------------------------------------------------------------------------------------
Shares Outstanding End of Period                                    N/A               --              N/A               --
--------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Service Shares(2)
  Shares sold                                                 3,319,456        4,084,302        3,849,207        3,691,277
  Reinvested dividends and distributions                         12,710           37,963               --           61,521
--------------------------------------------------------------------------------------------------------------------------
Total                                                         3,332,166        4,122,265        3,849,207        3,752,798
--------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                          (485,917)        (152,075)      (1,224,513)        (246,622)
Net Increase/(Decrease) in Portfolio Shares                   2,846,249        3,970,190        2,624,694        3,506,176
Shares Outstanding, Beginning of Period                       3,970,190               --        3,506,176               --
--------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                             6,816,439        3,970,190        6,130,870        3,506,176
--------------------------------------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities:
 (excluding short-term securities)
  Purchases of securities                                  $    877,569     $  3,172,066     $  1,538,847     $  5,700,982
  Proceeds from sales of securities                             788,364        1,649,395        1,409,908        3,542,378
  Purchases of long-term U.S. government obligations                 --               --               --               --
  Proceeds from sales of long-term U.S.
    government obligations                                           --               --               --               --

*See Note 3 in Notes to Financial Statements.
(1)  Period May 1, 2000 (inception) to December 31, 2000.
(2) Transactions in Portfolio Shares - Retirement and Service Shares numbers are not in thousands.

See Notes to Financial Statements.

60  Janus Aspen Series / June 30, 2001

For the six months or periods ended                                 Janus Aspen                       Janus Aspen
June 30 (unaudited) and for the                                Capital Appreciation                    Balanced
fiscal year or period ended December 31                              Portfolio                         Portfolio
(all numbers in thousands)                                     2001             2000             2001             2000
--------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                             $      7,428     $     20,402     $     51,111     $     97,282
  Net realized gain/(loss) from investment transactions       (128,106)        (170,331)         (54,631)           57,873
  Change in unrealized net appreciation or depreciation
    of investments and foreign currency                       (101,526)        (193,493)        (118,412)        (246,109)
--------------------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations          (222,204)        (343,422)        (121,932)         (90,954)
--------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                       (10,400)         (16,551)         (44,482)         (86,344)
  Net realized gain from investment transactions*                    --               --               --        (237,167)
  Distributions (in excess of realized gains)*                       --            (586)               --         (36,217)
  Tax Return of Capital                                              --               --               --          (2,274)
--------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                  (10,400)         (17,137)         (44,482)        (362,002)
--------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold
    Institutional Shares                                        135,815          704,138          295,897        1,067,111
    Retirement Shares                                                --          108,656               --          110,773
    Service Shares                                              217,939          730,222           60,895           49,977
  Reinvested dividends and distributions
    Institutional Shares                                          6,845           13,032           43,617          348,553
    Retirement Shares                                                --              427               --           12,399
    Service Shares                                                3,555            3,677              865            1,050
  Shares repurchased
    Institutional Shares                                      (119,228)         (99,620)        (108,931)         (88,638)
    Retirement Shares                                                --          (6,785)               --         (22,210)
    Service Shares                                            (116,276)         (95,235)          (2,068)            (483)
  Shares transferred - Retirement Shares(3)                         N/A        (109,632)              N/A        (131,238)
--------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions         128,650        1,248,880          290,275        1,347,294
--------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                         (103,954)          888,321          123,861          894,338
Net Assets:
  Beginning of period                                         1,538,461          650,140        3,401,015        2,506,677
--------------------------------------------------------------------------------------------------------------------------
  End of period                                            $  1,434,507     $  1,538,461     $  3,524,876     $  3,401,015
--------------------------------------------------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in surplus)*                 $  1,837,434     $  1,708,784     $  3,578,621     $  3,288,346
  Undistributed net investment income/(loss)*                     1,235            4,207            5,947            (682)
  Undistributed net realized gain/(loss)
    from investments*                                         (299,311)        (171,205)         (75,126)         (20,495)
  Unrealized appreciation/(depreciation) of investments
    and foreign currency                                      (104,851)          (3,325)           15,434          133,846
--------------------------------------------------------------------------------------------------------------------------
                                                           $  1,434,507     $  1,538,461     $  3,524,876     $  3,401,015
--------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Institutional Shares
  Shares sold                                                     5,434           21,576           12,399           39,707
  Reinvested dividends and distributions                            300              444            1,880           13,688
--------------------------------------------------------------------------------------------------------------------------
Total                                                             5,734           22,020           14,279           53,395
--------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                            (4,940)          (3,189)          (4,622)          (3,374)
Net Increase/(Decrease) in Portfolio Shares                         794           18,831            9,657           50,021
Shares Outstanding, Beginning of Period                          37,725           18,894          137,901           87,880
--------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                38,519           37,725          147,558          137,901
--------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Retirement Shares(2)
  Shares sold                                                       N/A        3,261,564              N/A        3,982,927
  Reinvested dividends and distributions                            N/A           13,809              N/A          482,655
--------------------------------------------------------------------------------------------------------------------------
Total                                                               N/A        3,275,373              N/A        4,465,582
--------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                                N/A        (207,295)              N/A        (800,179)
  Shares Transferred(3)                                             N/A      (3,781,123)              N/A      (5,577,102)
Net Increase/(Decrease) in Portfolio Shares                         N/A        (713,045)              N/A      (1,911,699)
Shares Outstanding Beginning of Period                              N/A          713,045              N/A        1,911,699
--------------------------------------------------------------------------------------------------------------------------
Shares Outstanding End of Period                                    N/A               --              N/A               --
--------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Service Shares(2)
  Shares sold                                                 8,815,140       22,946,051        2,502,340        1,928,848
  Reinvested dividends and distributions                        157,211          130,292           36,242           40,850
--------------------------------------------------------------------------------------------------------------------------
Total                                                         8,972,351       23,076,343        2,538,582        1,969,698
--------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                        (4,759,215)      (3,185,919)         (85,074)         (18,454)
Net Increase/(Decrease) in Portfolio Shares                   4,213,136       19,890,424        2,453,508        1,951,244
Shares Outstanding, Beginning of Period                      19,890,424               --        1,951,244               --
--------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                            24,103,560       19,890,424        4,404,752        1,951,244
--------------------------------------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities:
 (excluding short-term securities)
  Purchases of securities                                  $    935,040     $  1,168,304     $  1,698,700     $  2,101,369
  Proceeds from sales of securities                             307,048          359,775        1,250,918        1,801,062
  Purchases of long-term U.S. government obligations                 --               --        1,024,587          553,009
  Proceeds from sales of long-term U.S.
    government obligations                                           --               --        1,178,724          188,675

For the six months or periods ended                                 Janus Aspen                       Janus Aspen
June 30 (unaudited) and for the                                    Equity Income                   Growth and Income
fiscal year or period ended December 31                              Portfolio                         Portfolio
(all numbers in thousands)                                     2001             2000             2001             2000
--------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                             $         39     $         60     $      1,113     $      1,504
  Net realized gain/(loss) from investment transactions           (573)            2,545         (12,117)          (4,264)
  Change in unrealized net appreciation or depreciation
    of investments and foreign currency                           (530)          (4,166)          (2,232)         (25,126)
--------------------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations            (1,064)          (1,561)         (13,236)         (27,886)
--------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                           (42)             (53)          (1,206)          (1,255)
  Net realized gain from investment transactions*                 (504)          (4,560)               --               --
  Distributions (in excess of realized gains)*                       --               --               --          (2,330)
  Tax Return of Capital                                              --               --               --               --
--------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                     (546)          (4,613)          (1,206)          (3,585)
--------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold
    Institutional Shares                                          1,216            3,979            4,021           74,754
    Retirement Shares                                                --            1,097               --           15,655
    Service Shares                                                  471              325           35,175           59,784
  Reinvested dividends and distributions
    Institutional Shares                                            524            4,254              813            3,199
    Retirement Shares                                                --              346               --              237
    Service Shares                                                   22               13              393              148
  Shares repurchased
    Institutional Shares                                        (1,233)          (5,906)          (9,823)         (14,889)
    Retirement Shares                                                --            (169)               --          (1,929)
    Service Shares                                                (117)              (1)          (4,717)          (1,032)
  Shares transferred - Retirement Shares(3)                         N/A          (1,185)              N/A         (17,894)
--------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions             883            2,753           25,862          118,033
--------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                             (727)          (3,421)           11,420           86,352
Net Assets:
  Beginning of period                                            16,018           19,439          178,024           91,462
--------------------------------------------------------------------------------------------------------------------------
  End of period                                            $     15,291     $     16,018     $    189,444     $    178,024
--------------------------------------------------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in surplus)*                 $     15,528     $     14,645     $    209,468     $    183,607
  Undistributed net investment income/(loss)*                         9               12              186              279
  Undistributed net realized gain/(loss)
    from investments*                                             (808)              269         (16,434)          (4,318)
  Unrealized appreciation/(depreciation) of investments
    and foreign currency                                            562            1,092          (3,776)          (1,544)
--------------------------------------------------------------------------------------------------------------------------
                                                           $     15,291     $     16,018     $    189,444     $    178,024
--------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Institutional Shares
  Shares sold                                                        65              158              243            3,626
  Reinvested dividends and distributions                             30              197               50              167
--------------------------------------------------------------------------------------------------------------------------
Total                                                                95              355              293            3,793
--------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                               (68)            (231)            (599)            (749)
Net Increase/(Decrease) in Portfolio Shares                          27              124            (306)            3,044
Shares Outstanding, Beginning of Period                             819              695            7,111            4,067
--------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                   846              819            6,805            7,111
--------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Retirement Shares(2)
  Shares sold                                                       N/A           41,644              N/A          670,648
  Reinvested dividends and distributions                            N/A           16,227              N/A           12,309
--------------------------------------------------------------------------------------------------------------------------
Total                                                               N/A           57,871              N/A          682,957
--------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                                N/A          (6,487)              N/A         (92,538)
  Shares Transferred(3)                                             N/A         (68,523)              N/A        (928,105)
Net Increase/(Decrease) in Portfolio Shares                         N/A         (17,139)              N/A        (337,686)
Shares Outstanding Beginning of Period                              N/A           17,139              N/A          337,686
--------------------------------------------------------------------------------------------------------------------------
Shares Outstanding End of Period                                    N/A               --              N/A               --
--------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Service Shares(2)
  Shares sold                                                    25,702           15,491        2,097,045        3,170,558
  Reinvested dividends and distributions                          1,247              638           24,497            8,192
--------------------------------------------------------------------------------------------------------------------------
Total                                                            26,949           16,129        2,121,542        3,178,750
--------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                            (6,528)             (49)        (285,777)         (54,597)
Net Increase/(Decrease) in Portfolio Shares                      20,421           16,080        1,835,765        3,124,153
Shares Outstanding, Beginning of Period                          16,080               --        3,124,153               --
--------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                36,501           16,080        4,959,918        3,124,153
--------------------------------------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities:
 (excluding short-term securities)
  Purchases of securities                                  $      8,964     $     15,229     $     67,235     $    156,034
  Proceeds from sales of securities                               7,617           17,346           33,929           43,629
  Purchases of long-term U.S. government obligations                569               --            5,900            5,674
  Proceeds from sales of long-term U.S.
    government obligations                                          224               --            4,006               --

For the six months or periods ended                                 Janus Aspen
June 30 (unaudited) and for the                                   Strategic Value
fiscal year or period ended December 31                              Portfolio
(all numbers in thousands)                                     2001           2000(1)
----------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                             $         45     $         23
  Net realized gain/(loss) from investment transactions           (697)            (163)
  Change in unrealized net appreciation or depreciation
    of investments and foreign currency                             228               68
----------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations              (424)             (72)
----------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                           (38)             (14)
  Net realized gain from investment transactions*                    --               --
  Distributions (in excess of realized gains)*                       --               --
  Tax Return of Capital                                              --               --
----------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                      (38)             (14)
----------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold
    Institutional Shares                                          4,102            5,740
    Retirement Shares                                                --               --
    Service Shares                                                9,104            1,688
  Reinvested dividends and distributions
    Institutional Shares                                             19               14
    Retirement Shares                                                --               --
    Service Shares                                                   19               --
  Shares repurchased
    Institutional Shares                                        (2,113)          (1,129)
    Retirement Shares                                                --              N/A
    Service Shares                                              (1,015)            (139)
  Shares transferred - Retirement Shares(3)                         N/A              N/A
----------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions          10,116            6,174
----------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                             9,654            6,088
Net Assets:
  Beginning of period                                             6,088               --
----------------------------------------------------------------------------------------
  End of period                                            $     15,742     $      6,088
----------------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in surplus)*                 $     16,290     $      6,174
  Undistributed net investment income/(loss)*                        16                9
  Undistributed net realized gain/(loss)
    from investments*                                             (860)            (163)
  Unrealized appreciation/(depreciation) of investments
    and foreign currency                                            296               68
----------------------------------------------------------------------------------------
                                                           $     15,742     $      6,088
----------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Institutional Shares
  Shares sold                                                       400              566
  Reinvested dividends and distributions                              2                1
----------------------------------------------------------------------------------------
Total                                                               402              567
----------------------------------------------------------------------------------------
  Shares Repurchased                                              (214)            (112)
Net Increase/(Decrease) in Portfolio Shares                         188              455
Shares Outstanding, Beginning of Period                             455               --
----------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                   643              455
----------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Retirement Shares(2)
  Shares sold                                                       N/A              N/A
  Reinvested dividends and distributions                            N/A              N/A
----------------------------------------------------------------------------------------
Total                                                               N/A              N/A
----------------------------------------------------------------------------------------
  Shares Repurchased                                                N/A              N/A
  Shares Transferred(3)                                             N/A              N/A
Net Increase/(Decrease) in Portfolio Shares                         N/A              N/A
Shares Outstanding Beginning of Period                              N/A              N/A
----------------------------------------------------------------------------------------
Shares Outstanding End of Period                                    N/A              N/A
----------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Service Shares(2)
  Shares sold                                                   909,532          167,095
  Reinvested dividends and distributions                          1,936               --
----------------------------------------------------------------------------------------
Total                                                           911,468          167,095
----------------------------------------------------------------------------------------
  Shares Repurchased                                           (98,348)         (13,867)
Net Increase/(Decrease) in Portfolio Shares                     813,120          153,228
Shares Outstanding, Beginning of Period                         153,228               --
----------------------------------------------------------------------------------------
Shares Outstanding, End of Period                               966,348          153,228
----------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities:
 (excluding short-term securities)
  Purchases of securities                                  $     10,880     $      5,885
  Proceeds from sales of securities                               3,523            1,019
  Purchases of long-term U.S. government obligations                 72               --
  Proceeds from sales of long-term U.S.
    government obligations                                           --               --

(3) A reorganization of the Retirement Shares of the Trust occurred at the close of business on July 31, 2000. All Capital and Shares were transferred to the corresponding fund of the newly formed Janus Adviser Series. See
     Note 1 in Notes to Financial Statements.

                                          Janus Aspen Series / June 30, 2001  61

For the six months or periods ended                                 Janus Aspen                       Janus Aspen
June 30 (unaudited) and for the                                International Growth                Worldwide Growth
fiscal year or period ended December 31                              Portfolio                         Portfolio
(all numbers in thousands)                                     2001             2000             2001             2000
--------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                             $      9,882     $     28,280     $     34,887     $     43,042
  Net realized gain/(loss) from investment transactions       (156,171)         (37,614)        (480,757)          397,593
  Change in unrealized net appreciation or depreciation
    of investments and foreign currency                       (116,632)        (360,777)        (615,116)      (2,071,034)
--------------------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations          (262,921)        (370,111)      (1,060,986)      (1,630,399)
--------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                        (9,262)         (26,360)         (14,722)         (36,497)
  Net realized gain from investment transactions*                    --               --               --        (502,063)
  Distributions (in excess of realized gains)*                       --         (39,214)               --        (174,322)
  Tax Return of Capital                                              --         (14,933)               --         (26,807)
--------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                   (9,262)         (80,507)         (14,722)        (739,689)
--------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold
    Institutional Shares                                        663,388        1,816,630        1,144,802        4,145,802
    Retirement Shares                                                --           41,309               --          329,517
    Service Shares                                              867,897        1,113,808          197,450          112,404
  Reinvested dividends and distributions
    Institutional Shares                                          6,335           62,975           14,481          706,606
    Retirement Shares                                                --            2,046               --           31,514
    Service Shares                                                2,927           15,485              241            1,569
  Shares repurchased
    Institutional Shares                                      (659,764)      (1,209,895)      (1,175,783)      (1,432,236)
    Retirement Shares                                                --          (8,874)               --         (82,053)
    Service Shares                                            (719,379)        (513,233)        (121,374)         (31,149)
  Shares transferred - Retirement Shares(3)                         N/A         (41,133)              N/A        (307,138)
--------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions         161,404        1,279,118           59,817        3,474,836
--------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                         (110,779)          828,500      (1,015,891)        1,104,748
Net Assets:
  Beginning of period                                         1,655,878          827,378        7,775,920        6,671,172
--------------------------------------------------------------------------------------------------------------------------
  End of period                                            $  1,545,099     $  1,655,878     $  6,760,029     $  7,775,920
--------------------------------------------------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in surplus)*                 $  1,871,819     $  1,710,415     $  7,115,911     $  7,056,094
  Undistributed net investment income/(loss)*                       612              (8)            4,795         (15,370)
  Undistributed net realized gain/(loss)
    from investments*                                         (239,371)         (83,200)        (631,965)        (151,208)
  Unrealized appreciation/(depreciation) of investments
    and foreign currency                                       (87,961)           28,671          271,288          886,404
--------------------------------------------------------------------------------------------------------------------------
                                                           $  1,545,099     $  1,655,878     $  6,760,029     $  7,775,920
--------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Institutional Shares
  Shares sold                                                    23,241           47,151           33,388           88,021
  Reinvested dividends and distributions                            247            1,737              456           16,092
--------------------------------------------------------------------------------------------------------------------------
Total                                                            23,488           48,888           33,844          104,113
--------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                           (23,048)         (32,347)         (34,616)         (31,832)
Net Increase/(Decrease) in Portfolio Shares                         440           16,541            (772)           72,281
Shares Outstanding, Beginning of Period                          37,496           20,955          208,330          136,049
--------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                37,936           37,496          207,558          208,330
--------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Retirement Shares(2)
  Shares sold                                                       N/A        1,025,887              N/A        6,652,190
  Reinvested dividends and distributions                            N/A           56,175              N/A          719,863
--------------------------------------------------------------------------------------------------------------------------
Total                                                               N/A        1,082,062              N/A        7,372,053
--------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                                N/A        (220,009)              N/A      (1,662,497)
  Shares Transferred(3)                                             N/A      (1,302,596)              N/A      (9,376,215)
Net Increase/(Decrease) in Portfolio Shares                         N/A        (440,543)              N/A      (3,666,659)
Shares Outstanding Beginning of Period                              N/A          440,543              N/A        3,666,659
--------------------------------------------------------------------------------------------------------------------------
Shares Outstanding End of Period                                    N/A               --              N/A               --
--------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Service Shares(2)
  Shares sold                                                30,931,646       30,462,735        5,931,101        2,699,741
  Reinvested dividends and distributions                        114,786          432,775            7,631           36,074
--------------------------------------------------------------------------------------------------------------------------
Total                                                        31,046,432       30,895,510        5,938,732        2,735,815
--------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                       (25,516,686)     (14,667,488)      (3,644,609)        (784,128)
Net Increase/(Decrease) in Portfolio Shares                   5,529,746       16,228,022        2,294,123        1,951,687
Shares Outstanding, Beginning of Period                      16,228,022               --        1,951,687               --
--------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                            21,757,768       16,228,022        4,245,810        1,951,687
--------------------------------------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities:
 (excluding short-term securities)
  Purchases of securities                                  $    615,927     $  1,843,575     $  3,162,392     $  7,160,440
  Proceeds from sales of securities                             436,678          795,283        2,458,971        4,766,416
  Purchases of long-term U.S. government obligations                 --               --               --               --
  Proceeds from sales of long-term U.S.
    government obligations                                           --               --               --               --

*See Note 3 in Notes to Financial Statements.

(1)  Period January 18, 2000 (inception) to December 31, 2000.
(2) Transactions in Portfolio Shares - Retirement and Service Shares numbers are not in thousands.

See Notes to Financial Statements.

62  Janus Aspen Series / June 30, 2001

For the six months or periods ended                                 Janus Aspen                       Janus Aspen
June 30 (unaudited) and for the                                 Global Life Sciences              Global Technology
fiscal year or period ended December 31                              Portfolio                         Portfolio
(all numbers in thousands)                                     2001            2000(1)           2001            2000(1)
--------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                             $       (39)     $         26     $      1,451     $      3,787
  Net realized gain/(loss) from investment transactions         (9,005)          (1,278)        (170,243)         (55,384)
  Change in unrealized net appreciation or depreciation
    of investments and foreign currency                           (173)            3,661           59,186        (151,214)
--------------------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations            (9,217)            2,409        (109,606)        (202,811)
--------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                            (9)             (22)          (2,259)          (2,861)
  Net realized gain from investment transactions*                    --               --               --               --
  Distributions (in excess of realized gains)*                       --               --               --               --
  Tax Return of Capital                                              --               --               --               --
--------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                       (9)             (22)          (2,259)          (2,861)
--------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold
    Institutional Shares                                          2,597           20,738            3,848           84,777
    Retirement Shares                                                --               --               --               --
    Service Shares                                               16,563           58,670          165,923          619,734
  Reinvested dividends and distributions
    Institutional Shares                                              9               22              266              583
    Retirement Shares                                                --               --               --               --
    Service Shares                                                   --               --            1,992            2,278
  Shares repurchased
    Institutional Shares                                        (4,903)         (10,083)         (31,935)         (24,882)
    Retirement Shares                                                --              N/A               --              N/A
    Service Shares                                             (15,581)         (12,745)        (108,168)         (67,324)
  Shares transferred - Retirement Shares(3)                         N/A              N/A              N/A              N/A
--------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions         (1,315)           56,602           31,926          615,166
--------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                          (10,541)           58,989         (79,939)          409,494
Net Assets:
  Beginning of period                                            58,989               --          409,494               --
--------------------------------------------------------------------------------------------------------------------------
  End of period                                            $     48,448     $     58,989     $    329,555     $    409,494
--------------------------------------------------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in surplus)*                 $     55,287     $     56,602     $    647,092     $    615,166
  Undistributed net investment income/(loss)*                      (45)                3               93              901
  Undistributed net realized gain/(loss)
    from investments*                                          (10,282)          (1,277)        (225,602)         (55,359)
  Unrealized appreciation/(depreciation) of investments
    and foreign currency                                          3,488            3,661         (92,028)        (151,214)
--------------------------------------------------------------------------------------------------------------------------
                                                           $     48,448     $     58,989     $    329,555     $    409,494
--------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Institutional Shares
  Shares sold                                                       345            2,379              622            8,264
  Reinvested dividends and distributions                              1                2               58               87
--------------------------------------------------------------------------------------------------------------------------
Total                                                               346            2,381              680            8,351
--------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                              (640)          (1,201)          (4,605)          (2,969)
Net Increase/(Decrease) in Portfolio Shares                       (294)            1,180          (3,925)            5,382
Shares Outstanding, Beginning of Period                           1,180               --            5,382               --
--------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                   886            1,180            1,457            5,382
--------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Retirement Shares(2)
  Shares sold                                                       N/A              N/A              N/A              N/A
  Reinvested dividends and distributions                            N/A              N/A              N/A              N/A
--------------------------------------------------------------------------------------------------------------------------
Total                                                               N/A              N/A              N/A              N/A
--------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                                N/A              N/A              N/A              N/A
  Shares Transferred(3)                                             N/A              N/A              N/A              N/A
Net Increase/(Decrease) in Portfolio Shares                         N/A              N/A              N/A              N/A
Shares Outstanding Beginning of Period                              N/A              N/A              N/A              N/A
--------------------------------------------------------------------------------------------------------------------------
Shares Outstanding End of Period                                    N/A              N/A              N/A              N/A
--------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Service Shares(2)
  Shares sold                                                 2,120,827        6,575,673       28,967,569       64,808,588
  Reinvested dividends and distributions                             --               --          421,246          338,970
--------------------------------------------------------------------------------------------------------------------------
Total                                                         2,120,827        6,575,673       29,388,815       65,147,558
--------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                        (1,974,099)      (1,418,542)     (19,563,556)      (7,945,780)
Net Increase/(Decrease) in Portfolio Shares                     146,728        5,157,131        9,825,259       57,201,778
Shares Outstanding, Beginning of Period                       5,157,131               --       57,201,778               --
--------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                             5,303,859        5,157,131       67,027,037       57,201,778
--------------------------------------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities:
 (excluding short-term securities)
  Purchases of securities                                  $     32,067     $      7,188     $    177,180     $    659,258
  Proceeds from sales of securities                              33,041           27,888          153,091           90,293
  Purchases of long-term U.S. government obligations                 --               --               --               --
  Proceeds from sales of long-term U.S.
    government obligations                                           --               --               --               --

For the six months or periods ended                        Janus Aspen               Janus Aspen
June 30 (unaudited) and for the                            Global Value            Flexible Income
fiscal year or period ended December 31                     Portfolio                 Portfolio
(all numbers in thousands)                                    2001(5)           2001             2000
---------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                             $          3     $      8,666     $     14,527
  Net realized gain/(loss) from investment transactions              --            1,596          (5,880)
  Change in unrealized net appreciation or depreciation
    of investments and foreign currency                            (22)          (3,275)            4,718
---------------------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations               (19)            6,987           13,365
---------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                             --          (8,398)         (12,163)
  Net realized gain from investment transactions*                    --               --               --
  Distributions (in excess of realized gains)*                       --               --               --
  Tax Return of Capital                                              --               --               --
---------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                        --          (8,398)         (12,163)
---------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold
    Institutional Shares                                             --           78,774           87,737
    Retirement Shares                                                --               --              324
    Service Shares                                                2,000            1,003              585
  Reinvested dividends and distributions                             --
    Institutional Shares                                             --            8,373           12,124
    Retirement Shares                                                --               --               32
    Service Shares                                                   --               25                7
  Shares repurchased                                                 --
    Institutional Shares                                             --         (28,312)         (45,339)
    Retirement Shares                                                --               --            (368)
    Service Shares                                                   --            (108)             (36)
  Shares transferred - Retirement Shares(3)                         N/A              N/A            (822)
---------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions           2,000           59,755           54,244
---------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                             1,981           58,344           55,446
Net Assets:
  Beginning of period                                                --          242,969          187,523
---------------------------------------------------------------------------------------------------------
  End of period                                            $      1,981     $    301,313     $    242,969
---------------------------------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in surplus)*                 $      2,000     $    307,255     $    247,500
  Undistributed net investment income/(loss)*                         3            2,305            2,037
  Undistributed net realized gain/(loss)
    from investments*                                                --          (6,949)          (8,545)
  Unrealized appreciation/(depreciation) of investments
    and foreign currency                                           (22)          (1,298)            1,977
---------------------------------------------------------------------------------------------------------
                                                           $      1,981     $    301,313     $    242,969
---------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Institutional Shares
  Shares sold                                                        --            6,704            7,707
  Reinvested dividends and distributions                             --              729            1,074
---------------------------------------------------------------------------------------------------------
Total                                                                --            7,433            8,781
---------------------------------------------------------------------------------------------------------
  Shares Repurchased                                                 --          (2,410)          (3,979)
Net Increase/(Decrease) in Portfolio Shares                          --            5,023            4,802
Shares Outstanding, Beginning of Period                              --           21,159           16,357
---------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                    --           26,182           21,159
---------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Retirement Shares(2)
  Shares sold                                                       N/A              N/A           27,606
  Reinvested dividends and distributions                            N/A              N/A            2,716
---------------------------------------------------------------------------------------------------------
Total                                                               N/A              N/A           30,322
---------------------------------------------------------------------------------------------------------
  Shares Repurchased                                                N/A              N/A         (31,218)
  Shares Transferred(3)                                             N/A              N/A         (70,947)
Net Increase/(Decrease) in Portfolio Shares                         N/A              N/A         (71,843)
Shares Outstanding Beginning of Period                              N/A              N/A           71,843
---------------------------------------------------------------------------------------------------------
Shares Outstanding End of Period                                    N/A              N/A               --
---------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Service Shares(2)
  Shares sold                                                   200,005           84,353           51,366
  Reinvested dividends and distributions                             --            2,117              628
---------------------------------------------------------------------------------------------------------
Total                                                           200,005           86,470           51,994
---------------------------------------------------------------------------------------------------------
  Shares Repurchased                                                 --          (9,055)          (3,110)
Net Increase/(Decrease) in Portfolio Shares                     200,005           77,415           48,884
Shares Outstanding, Beginning of Period                              --           48,884               --
---------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                               200,005          126,299           48,884
---------------------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities:
 (excluding short-term securities)
  Purchases of securities                                  $      1,018     $    283,675     $    244,605
  Proceeds from sales of securities                                  --          229,732          243,465
  Purchases of long-term U.S. government obligations                 --          231,462          173,377
  Proceeds from sales of long-term U.S.
    government obligations                                           --          222,663          118,903

For the six months or periods ended                                 Janus Aspen                       Janus Aspen
June 30 (unaudited) and for the                                     High-Yield                       Money Market
fiscal year or period ended December 31                              Portfolio                         Portfolio
(all numbers in thousands)                                     2001             2000             2001             2000
--------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                             $         81     $        140     $      2,240     $      4,120
  Net realized gain/(loss) from investment transactions            (69)             (71)               --              (4)
  Change in unrealized net appreciation or depreciation
    of investments and foreign currency                               1             (62)               --               --
--------------------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations                 13                7            2,240            4,116
--------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                           (79)            (120)          (2,240)          (4,116)
  Net realized gain from investment transactions*                    --               --               --
  Distributions (in excess of realized gains)*                       --               --               --               --
  Tax Return of Capital                                              --               --               --               --
--------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                      (79)            (120)          (2,240)          (4,116)
--------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold
    Institutional Shares                                            983            2,273          189,206          249,108
    Retirement Shares                                                --               --               --           22,027
    Service Shares                                                   --               10               --               10
  Reinvested dividends and distributions
    Institutional Shares                                             79              119            2,240            3,962
    Retirement Shares                                                --               --               --              119
    Service Shares                                                   --                1               --                1
  Shares repurchased
    Institutional Shares                                          (914)          (2,421)        (163,915)        (251,528)
    Retirement Shares                                                --             (13)               --         (16,648)
    Service Shares                                                   --               --               --               --
  Shares transferred - Retirement Shares(3)                         N/A              N/A              N/A          (6,652)
--------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions             148             (31)           27,531              399
--------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                82            (144)           27,531              399
Net Assets:
  Beginning of period                                             1,488            1,632           70,818           70,419
--------------------------------------------------------------------------------------------------------------------------
  End of period                                            $      1,570     $      1,488     $     98,349     $     70,818
--------------------------------------------------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in surplus)*                 $      1,928     $      1,780     $     98,349     $     70,818
  Undistributed net investment income/(loss)*                        28               26               --               --
  Undistributed net realized gain/(loss)
    from investments*                                             (304)            (235)               --               --
  Unrealized appreciation/(depreciation) of investments
    and foreign currency                                           (82)             (83)               --               --
--------------------------------------------------------------------------------------------------------------------------
                                                           $      1,570     $      1,488     $     98,349     $     70,818
--------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Institutional Shares
  Shares sold                                                        96              215          189,206          249,108
  Reinvested dividends and distributions                              8               12            2,240            3,962
--------------------------------------------------------------------------------------------------------------------------
Total                                                               104              227          191,446          253,070
--------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                               (90)            (231)        (163,915)        (251,528)
Net Increase/(Decrease) in Portfolio Shares                          14              (4)           27,531            1,542
Shares Outstanding, Beginning of Period                             151              155           70,808           69,266
--------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                   165              151           98,339           70,808
--------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Retirement Shares(2)
  Shares sold                                                       N/A               --              N/A       22,027,481
  Reinvested dividends and distributions                            N/A               37              N/A          119,031
--------------------------------------------------------------------------------------------------------------------------
Total                                                               N/A               37              N/A       22,146,512
--------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                                N/A       (1,159)(4)              N/A     (16,647,641)
  Shares Transferred(3)                                             N/A              N/A              N/A      (6,651,902)
Net Increase/(Decrease) in Portfolio Shares                         N/A          (1,122)              N/A      (1,153,031)
Shares Outstanding Beginning of Period                              N/A            1,122              N/A        1,153,031
--------------------------------------------------------------------------------------------------------------------------
Shares Outstanding End of Period                                    N/A               --              N/A               --
--------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Service Shares(2)
  Shares sold                                                        --              960               --           10,001
  Reinvested dividends and distributions                             38               65              257              600
--------------------------------------------------------------------------------------------------------------------------
Total                                                                38            1,025              257           10,601
--------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                                 --               --               --              (1)
Net Increase/(Decrease) in Portfolio Shares                          38            1,025              257           10,600
Shares Outstanding, Beginning of Period                           1,025               --           10,600               --
--------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                 1,063            1,025           10,857           10,600
--------------------------------------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities:
 (excluding short-term securities)
  Purchases of securities                                  $      3,586     $      3,675               --               --
  Proceeds from sales of securities                               3,298            3,607               --               --
  Purchases of long-term U.S. government obligations                345               --               --               --
  Proceeds from sales of long-term U.S.
    government obligations                                          348               --               --               --


(3) A reorganization of the Retirement Shares of the Trust occurred at the close of business on July 31, 2000. All Capital and Shares were transferred to the corresponding fund of the newly formed Janus Adviser Series. See
     Note 1 in Notes to Financial Statements.
(4) Janus Capital Corporation ("Janus Capital") redeemed its investment in the Retirement Shares of the High-Yield Portfolio on July 26, 2000 since it was the only shareholder.
(5)  Period May 1, 2001 (inception) to June 30, 2001

                                          Janus Aspen Series / June 30, 2001  63

Financial | Highlights - Institutional Shares

For a share outstanding during the
six months ended June 30 (unaudited)                                         Janus Aspen Growth Portfolio
and through each fiscal year ended December 31           2001            2000            1999            1998            1997
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                  $    26.48      $    33.65      $    23.54      $    18.48      $    15.51
--------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                               .01             .05             .07             .05             .15
  Net gains/(losses) on securities
    (both realized and unrealized)                        (3.08)          (4.59)           10.24            6.36            3.34
--------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                          (3.07)          (4.54)           10.31            6.41            3.49
--------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)                   (.01)           (.06)           (.06)           (.05)           (.15)
  Distributions (from capital gains)                       (.04)          (2.14)           (.14)          (1.30)           (.37)
  Distributions (in excess from capital gains)                --           (.43)              --              --              --
--------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                        (.05)          (2.63)           (.20)          (1.35)           (.52)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                        $    23.36      $    26.48      $    33.65      $    23.54      $    18.48
--------------------------------------------------------------------------------------------------------------------------------
Total Return*                                           (11.58)%        (14.55)%          43.98%          35.66%          22.75%
--------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)              $3,072,999      $3,529,807      $2,942,649      $1,103,549      $  608,281
Average Net Assets for the Period (in thousands)      $3,299,704      $3,734,449      $1,775,373      $  789,454      $  477,914
Ratio of Gross Expenses to Average Net Assets**(1)         0.67%           0.67%           0.67%           0.68%           0.70%
Ratio of Net Expenses to Average Net Assets**(1)           0.66%           0.67%           0.67%           0.68%           0.69%
Ratio of Net Investment Income
  to Average Net Assets**                                  0.09%           0.19%           0.30%           0.26%           0.91%
Portfolio Turnover Rate**                                    49%             47%             53%             73%            122%

For a share outstanding during the
six months ended June 30 (unaudited)                                    Janus Aspen Aggressive Growth Portfolio
and through each fiscal year ended December 31           2001            2000            1999            1998            1997
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                  $    36.30      $    59.70      $    27.64      $    20.55      $    18.24
--------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                             (.02)             .01              --              --              --
  Net gains/(losses) on securities
    (both realized and unrealized)                        (9.60)         (17.08)           33.46            7.09            2.31
--------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                          (9.62)         (17.07)           33.46            7.09            2.31
--------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)                      --              --              --              --              --
  Distributions (from capital gains)                          --           (.27)          (1.40)              --              --
  Distributions (in excess from capital gains)                --          (4.31)              --              --              --
  Tax return of capital                                       --          (1.75)              --              --              --
--------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                           --          (6.33)          (1.40)              --              --
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                        $    26.68      $    36.30      $    59.70      $    27.64      $    20.55
--------------------------------------------------------------------------------------------------------------------------------
Total Return*                                           (26.50)%        (31.82)%         125.40%          34.26%          12.66%
--------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)              $2,607,884      $3,485,768      $3,319,619      $  772,943      $  508,198
Average Net Assets for the Period (in thousands)      $2,876,300      $4,409,584      $1,476,445      $  576,444      $  418,464
Ratio of Gross Expenses to Average Net Assets**(1)         0.67%           0.66%           0.70%           0.75%           0.76%
Ratio of Net Expenses to Average Net Assets**(1)           0.67%           0.66%           0.69%           0.75%           0.76%
Ratio of Net Investment Income to
  Average Net Assets**                                   (0.16)%         (0.42)%         (0.50)%         (0.36)%         (0.10)%
Portfolio Turnover Rate**                                   101%             82%            105%            132%            130%

 * Total return not annualized for periods of less than one full year. ** Annualized for periods of less than one full year.
(1)  See footnote #5 in Notes to Financial Statements.

See Notes to Financial Statements.

64  Janus Aspen Series / June 30, 2001

For a share outstanding during the
six months ended June 30 (unaudited) and through                      Janus Aspen Capital Appreciation Portfolio
each fiscal year or period ended December 31             2001            2000            1999            1998           1997(1)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                  $    26.79      $    33.17      $    19.94      $    12.62      $    10.00
--------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                               .14             .43             .12             .01             .05
  Net gains/(losses) on securities
   (both realized and unrealized)                         (3.76)          (6.43)           13.22            7.32            2.61
--------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                          (3.62)          (6.00)           13.34            7.33            2.66
--------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)                   (.18)           (.37)           (.11)           (.01)           (.04)
  Distributions (from capital gains)                          --              --              --              --              --
  Distributions (in excess from capital gains)                --           (.01)              --              --              --
--------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                        (.18)           (.38)           (.11)           (.01)           (.04)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                        $    22.99      $    26.79      $    33.17      $    19.94      $    12.62
--------------------------------------------------------------------------------------------------------------------------------
Total Return*                                           (13.51)%        (18.18)%          67.00%          58.11%          26.60%
--------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)              $  885,423      $1,010,497      $  626,611      $   74,187      $    6,833
Average Net Assets for the Period (in thousands)      $  945,423      $  954,279      $  257,422      $   25,964      $    2,632
Ratio of Gross Expenses to Average Net Assets**(2)         0.66%           0.67%           0.70%           0.92%           1.26%
Ratio of Net Expenses to Average Net Assets**(2)           0.66%           0.67%           0.70%           0.91%           1.25%
Ratio of Net Investment Income to
  Average Net Assets**                                     1.11%           1.60%           0.76%           0.27%           1.43%
Portfolio Turnover Rate**                                    53%             41%             52%             91%            101%

For a share outstanding during the
six months ended June 30 (unaudited)                                        Janus Aspen Balanced Portfolio
and through each fiscal year ended December 31           2001            2000            1999            1998            1997
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                  $    24.31      $    27.91      $    22.50      $    17.47      $    14.77
--------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                               .34             .64             .59             .39             .34
  Net gains/(losses) on securities
    (both realized and unrealized)                        (1.17)          (1.22)            5.38            5.51            2.89
--------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                           (.83)           (.58)            5.97            5.90            3.23
--------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)                   (.30)           (.69)           (.56)           (.38)           (.35)
  Distributions (from capital gains)                          --          (2.00)              --           (.45)           (.18)
  Distributions (in excess of realized gains)                 --           (.31)              --           (.04)              --
  Tax return of capital                                       --           (.02)              --              --              --
--------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                        (.30)          (3.02)           (.56)           (.87)           (.53)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                        $    23.18      $    24.31      $    27.91      $    22.50      $    17.47
--------------------------------------------------------------------------------------------------------------------------------
Total Return*                                            (3.42)%         (2.27)%          26.76%          34.28%          22.10%
--------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)              $3,419,870      $3,352,381      $2,453,079      $  882,495      $  362,409
Average Net Assets for the Period (in thousands)      $3,369,768      $3,020,072      $1,583,635      $  555,002      $  176,432
Ratio of Gross Expenses to Average Net Assets**(2)         0.66%           0.66%           0.69%           0.74%           0.83%
Ratio of Net Expenses to Average Net Assets**(2)           0.66%           0.66%           0.69%           0.74%           0.82%
Ratio of Net Investment Income to
  Average Net Assets**                                     3.00%           3.15%           2.86%           2.41%           2.87%
Portfolio Turnover Rate**                                   163%             72%             92%             70%            139%

 * Total return not annualized for periods of less than one full year. ** Annualized for periods of less than one full year.
(1)  Period May 1, 1997 (inception) to December 31, 1997.
(2)  See footnote #5 in Notes to Financial
Statements.

See Notes to Financial Statements.

                                          Janus Aspen Series / June 30, 2001  65

For a share outstanding during the
six months ended June 30 (unaudited) and through                         Janus Aspen Equity Income Portfolio
each fiscal year or period ended December 31             2001            2000            1999            1998           1997(1)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                  $    19.20      $    27.32      $    19.41      $    13.46      $    10.00
--------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                               .04             .07             .07             .02             .01
  Net gains/(losses) on securities
   (both realized and unrealized)                         (1.27)          (1.95)            7.99            6.16            3.46
--------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                          (1.23)          (1.88)            8.06            6.18            3.47
--------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)                   (.05)           (.07)           (.06)           (.02)           (.01)
  Distributions (from capital gains)                       (.59)          (6.17)           (.09)           (.21)              --
--------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                        (.64)          (6.24)           (.15)           (.23)           (.01)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                        $    17.33      $    19.20      $    27.32      $    19.41      $    13.46
--------------------------------------------------------------------------------------------------------------------------------
Total Return*                                            (6.34)%         (8.07)%          41.58%          46.24%          34.70%
--------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)              $   14,663      $   15,712      $   18,975      $    9,017      $    3,047
Average Net Assets for the Period (in thousands)      $   15,036      $   17,328      $   14,663      $    5,629      $    1,101
Ratio of Gross Expenses to Average Net Assets**(2)         1.25%           1.25%           1.25%           1.25%           1.25%
Ratio of Net Expenses to Average Net Assets**(2)           1.25%           1.25%           1.25%           1.25%           1.25%
Ratio of Net Investment Income to
  Average Net Assets**                                     0.48%           0.36%           0.31%           0.17%           0.35%
Portfolio Turnover Rate**                                   116%             95%            114%             79%            128%

For a share outstanding during the
six months ended June 30 (unaudited) and through                Janus Aspen Growth and Income Portfolio
each fiscal year or period ended December 31             2001            2000            1999           1998(3)
----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                  $    17.41      $    20.77      $    11.96      $    10.00
----------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                               .11             .19             .04             .02
  Net gains/(losses) on securities
    (both realized and unrealized)                        (1.28)          (3.08)            8.81            1.96
----------------------------------------------------------------------------------------------------------------
Total from Investment Operations                          (1.17)          (2.89)            8.85            1.98
----------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)                   (.12)           (.16)           (.04)           (.02)
  Distributions (in excess from capital gains)                --           (.31)              --              --
----------------------------------------------------------------------------------------------------------------
Total Distributions                                        (.12)           (.47)           (.04)           (.02)
----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                        $    16.12      $    17.41      $    20.77      $    11.96
----------------------------------------------------------------------------------------------------------------
Total Return*                                            (6.72)%        (14.10)%          74.04%          19.80%
----------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)              $  109,677      $  123,812      $   84,480      $    6,413
Average Net Assets for the Period (in thousands)      $  115,254      $  124,282      $   28,838      $    2,883
Ratio of Gross Expenses to Average Net Assets**(2)         0.71%           0.78%           1.06%           1.25%
Ratio of Net Expenses to Average Net Assets**(2)           0.71%           0.78%           1.05%           1.25%
Ratio of Net Investment Income to
  Average Net Assets**                                     1.31%           1.07%           0.56%           0.66%
Portfolio Turnover Rate**                                    48%             37%             59%             62%

 * Total return not annualized for periods of less than one full year. ** Annualized for periods of less than one full year.
(1)  Period May 1, 1997 (inception) to December 31, 1997.
(2)  See footnote #5 in Notes to Financial Statements.
(3)  Period May 1, 1998 (inception) to December 31, 1998.

See Notes to Financial Statements.

66  Janus Aspen Series / June 30, 2001

For a share outstanding during the
six months ended June 30 (unaudited)              Janus Aspen Strategic Value Portfolio
and through the period ended December 31                 2001           2000(1)
---------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                  $     9.99      $    10.00
---------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                               .04             .05
  Net gains/(losses) on securities
    (both realized and unrealized)                         (.25)           (.03)
---------------------------------------------------------------------------------------
Total from Investment Operations                           (.21)             .02
---------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)                   (.03)           (.03)
  Distributions (from capital gains)                          --              --
  Distributions (in excess of realized gains)                 --              --
---------------------------------------------------------------------------------------
Total Distributions                                        (.03)           (.03)
---------------------------------------------------------------------------------------
Net Asset Value, End of Period                        $     9.75      $     9.99
---------------------------------------------------------------------------------------
Total Return*                                            (2.10)%           0.20%
---------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)              $    6,274      $    4,550
Average Net Assets for the Period (in thousands)      $    5,938      $    3,243
Ratio of Gross Expenses to Average Net Assets**(2)         1.25%           1.25%
Ratio of Net Expenses to Average Net Assets**(2)           1.25%           1.25%
Ratio of Net Investment Income to
  Average Net Assets**                                     0.94%           0.97%
Portfolio Turnover Rate**                                    89%             47%

For a share outstanding during the
six months ended June 30 (unaudited) and through                      Janus Aspen International Growth Portfolio
each fiscal year ended December 31                       2001            2000            1999            1998            1997
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                  $    30.90      $    38.67      $    21.27      $    18.48      $    15.72
--------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                               .19             .62             .06             .13             .11
Net gains/(losses) on securities
  (both realized and unrealized)                          (4.96)          (6.51)           17.40            3.07            2.80
--------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                          (4.77)          (5.89)           17.46            3.20            2.91
--------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)                   (.17)           (.63)           (.06)           (.14)           (.11)
  Distributions (from capital gains)                          --              --              --              --           (.01)
  Distributions (in excess of realized gains)                 --           (.91)              --           (.27)           (.03)
  Tax return of capital                                       --           (.34)              --              --              --
--------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                        (.17)          (1.88)           (.06)           (.41)           (.15)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                        $    25.96      $    30.90      $    38.67      $    21.27      $    18.48
--------------------------------------------------------------------------------------------------------------------------------
Total Return*                                           (15.43)%        (15.94)%          82.27%          17.23%          18.51%
--------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)              $  984,965      $1,158,666      $  810,392      $  311,110      $  161,091
Average Net Assets for the Period (in thousands)      $1,066,374      $1,214,163      $  425,876      $  234,421      $   96,164
Ratio of Gross Expenses to Average Net Assets**(2)         0.72%           0.71%           0.77%           0.86%           0.96%
Ratio of Net Expenses to Average Net Assets**(2)           0.72%           0.71%           0.76%           0.86%           0.96%
Ratio of Net Investment Income to
  Average Net Assets**                                     1.32%           1.88%           0.26%           0.73%           0.70%
Portfolio Turnover Rate**                                    66%             67%             80%             93%             86%

 * Total return not annualized for periods of less than one full year. ** Annualized for periods of less than one full year.
(1)  Period May 1, 2000 (inception) to December 31, 2000.
(2)  See footnote #5 in Notes to Financial Statements.

See Notes to Financial Statements.

                                          Janus Aspen Series / June 30, 2001  67

For a share outstanding during the
six months ended June 30 (unaudited)                                    Janus Aspen Worldwide Growth Portfolio
and through each fiscal year ended December 31           2001            2000            1999            1998            1997
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                  $    36.98      $    47.75      $    29.09      $    23.39      $    19.44
--------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                               .17             .11             .07             .16             .16
  Net gains/(losses) on securities
    (both realized and unrealized)                        (5.16)          (7.03)           18.65            6.59            4.14
--------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                          (4.99)          (6.92)           18.72            6.75            4.30
--------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)                   (.07)           (.19)           (.06)           (.18)           (.17)
  Dividends (in excess of net investment income)              --              --              --              --           (.02)
  Distributions (from capital gains)                          --          (2.61)             --              --            (.16)
  Distributions (in excess of realized gains)                 --           (.91)             --            (.87)             --
  Total return of capital                                     --           (.14)             --              --              --
--------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                        (.07)          (3.85)           (.06)          (1.05)           (.35)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                        $    31.92      $    36.98      $    47.75      $    29.09      $    23.39
--------------------------------------------------------------------------------------------------------------------------------
Total Return*                                           (13.49)%        (15.67)%          64.45%          28.92%          22.15%
--------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)              $6,625,408      $7,704,163      $6,496,773      $2,890,375      $1,576,548
Average Net Assets for the Period (in thousands)      $7,073,316      $8,255,166      $3,862,773      $2,217,695      $1,148,951
Ratio of Gross Expenses to Average Net Assets**(1)         0.70%           0.69%           0.71%           0.72%           0.74%
Ratio of Net Expenses to Average Net Assets**(1)           0.69%           0.69%           0.71%           0.72%           0.74%
Ratio of Net Investment Income to
  Average Net Assets**                                     0.98%           0.52%           0.20%           0.64%           0.67%
Portfolio Turnover Rate**                                    79%             66%             67%             77%             80%

For a share outstanding during the
six months ended June 30 (unaudited)         Janus Aspen Global Life Sciences Portfolio
and through the period ended December 31                 2001           2000(2)
---------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                  $     9.31      $    10.00
Income from Investment Operations:
  Net investment income/(loss)                                --             .05
  Net gains/(losses) on securities
    (both realized and unrealized)                        (1.47)           (.72)
---------------------------------------------------------------------------------------
Total from Investment Operations                          (1.47)           (.67)
---------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)                   (.01)           (.02)
  Distributions (from capital gains)                          --              --
---------------------------------------------------------------------------------------
Total Distributions                                        (.01)           (.02)
---------------------------------------------------------------------------------------
Net Asset Value, End of Period                        $     7.83      $     9.31
---------------------------------------------------------------------------------------
Total Return*                                           (15.79)%         (6.70)%
---------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)              $    6,940      $   10,984
Average Net Assets for the Period (in thousands)      $    6,990      $    5,372
Ratio of Gross Expenses to Average Net Assets**(1)         0.81%           1.03%
Ratio of Net Expenses to Average Net Assets**(1)           0.81%           1.02%
Ratio of Net Investment Income to
  Average Net Assets**                                     0.02%           0.60%
Portfolio Turnover Rate**                                   159%            137%

 * Total return not annualized for periods of less than one full year. ** Annualized for periods of less than one full year.
(1)  See footnote #5 in Notes to Financial Statements.
(2)  Period January 18, 2000 (inception) to December 31, 2000.

See Notes to Financial Statements.

68  Janus Aspen Series / June 30, 2001

For a share outstanding during the
six months ended June 30 (unaudited)             Janus Aspen Global Technology Portfolio
and through the period ended December 31                 2001           2000(1)
---------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                  $     6.49      $    10.00
---------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                               .19             .16
  Net gains/(losses) on securities
    (both realized and unrealized)                        (1.86)          (3.56)
---------------------------------------------------------------------------------------
Total from Investment Operations                          (1.67)          (3.40)
---------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)                   (.19)           (.11)
  Distributions (from capital gains)                          --              --
---------------------------------------------------------------------------------------
Total Distributions                                        (.19)           (.11)
---------------------------------------------------------------------------------------
Net Asset Value, End of Period                        $     4.63      $     6.49
---------------------------------------------------------------------------------------
Total Return*                                           (25.67)%        (34.03)%
---------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)              $    6,741      $   34,950
Average Net Assets for the Period (in thousands)      $   13,060      $   55,483
Ratio of Gross Expenses to Average Net Assets**(2)         0.66%           0.69%
Ratio of Net Expenses to Average Net Assets**(2)           0.66%           0.69%
Ratio of Net Investment Income to
  Average Net Assets**                                     0.85%           1.64%
Portfolio Turnover Rate**                                   107%             34%

For a share outstanding during the
six months ended June 30 (unaudited)                                     Janus Aspen Flexible Income Portfolio
and through each fiscal year ended December 31           2001            2000            1999            1998            1997
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                  $    11.46      $    11.41      $    12.05      $    11.78      $    11.24
--------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                               .32             .72             .76             .64             .67
  Net gains/(losses) on securities
    (both realized and unrealized)                            --           (.02)           (.58)             .41             .62
--------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                             .32             .70             .18            1.05            1.29
--------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)                   (.33)           (.65)           (.75)           (.67)           (.64)
  Distributions (from capital gains)                          --              --           (.07)           (.11)           (.11)
--------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                        (.33)           (.65)           (.82)           (.78)           (.75)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                        $    11.45      $    11.46      $    11.41      $    12.05      $    11.78
--------------------------------------------------------------------------------------------------------------------------------
Total Return*                                              2.78%           6.25%           1.60%           9.11%          11.76%
--------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)              $  299,831      $  242,401      $  186,681      $  129,582      $   54,098
Average Net Assets for the Period (in thousands)      $  277,938      $  206,242      $  161,459      $   86,627      $   36,547
Ratio of Gross Expenses to Average Net Assets**(2)         0.75%           0.76%           0.72%           0.73%           0.75%
Ratio of Net Expenses to Average Net Assets**(2)           0.75%           0.76%           0.72%           0.73%           0.75%
Ratio of Net Investment Income to
  Average Net Assets**                                     6.27%           7.02%           6.99%           6.36%           6.90%
Portfolio Turnover Rate**                                   349%            202%            116%            145%            119%

 * Total return not annualized for periods of less than one full year. ** Annualized for periods of less than one full year.
(1)  Period January 18, 2000 (inception) to December 31, 2000.
(2)  See footnote #5 in Notes to Financial Statements.

See Notes to Financial Statements.

                                          Janus Aspen Series / June 30, 2001  69

For a share outstanding during the
six months ended June 30 (unaudited)                                       Janus Aspen High-Yield Portfolio
and through each fiscal year ended December 31           2001            2000            1999            1998            1997
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                  $     9.78      $    10.45      $    10.85      $    11.78      $    10.83
--------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                               .50             .94            1.14             .87             .70
  Net gains/(losses) on securities
    (both realized and unrealized)                         (.34)           (.80)           (.41)           (.70)             .99
--------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                             .16             .14             .73             .17            1.69
--------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)                   (.50)           (.81)          (1.13)           (.89)           (.68)
  Distributions (from capital gains)                          --              --              --           (.05)           (.06)
  Distributions (in excess of realized gains)                 --              --              --           (.16)              --
--------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                        (.50)           (.81)          (1.13)          (1.10)           (.74)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                        $     9.44      $     9.78      $    10.45      $    10.85      $    11.78
--------------------------------------------------------------------------------------------------------------------------------
Total Return*                                              1.43%           1.38%           6.85%           1.26%          15.98%
--------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)              $    1,560      $    1,478      $    1,620      $    2,977      $    2,914
Average Net Assets for the Period (in thousands)      $    1,728      $    1,678      $    2,448      $    3,281      $    1,565
Ratio of Gross Expenses to Average Net Assets**(1)         1.00%           1.00%           1.00%           1.00%           1.00%
Ratio of Net Expenses to Average Net Assets**(1)           1.00%           1.00%           1.00%           1.00%           1.00%
Ratio of Net Investment Income to
  Average Net Assets**                                     9.43%           8.27%           8.41%           7.76%           7.98%
Portfolio Turnover Rate**                                   498%            258%            554%            301%            299%

For a share outstanding during the
six months ended June 30 (unaudited)                                      Janus Aspen Money Market Portfolio
and through each fiscal year ended December 31           2001            2000            1999            1998            1997
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                  $     1.00      $     1.00      $     1.00      $     1.00      $     1.00
--------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                               .03             .06             .05             .05             .05
  Net gains/(losses) on securities
    (both realized and unrealized)                            --              --              --              --              --
--------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                             .03             .06             .05             .05             .05
--------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)                   (.03)           (.06)           (.05)           (.05)           (.05)
  Distributions (from capital gains)                          --              --              --              --              --
--------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                        (.03)           (.06)           (.05)           (.05)           (.05)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                        $     1.00      $     1.00      $     1.00      $     1.00      $     1.00
--------------------------------------------------------------------------------------------------------------------------------
Total Return*                                              2.53%           6.29%           4.98%           5.36%           5.17%
--------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)              $   98,339      $   70,808      $   69,266      $   38,690      $   15,374
Average Net Assets for the Period (in thousands)      $   90,536      $   64,491      $   54,888      $   31,665      $    8,926
Ratio of Gross Expenses to Average Net Assets**(1)         0.36%           0.36%           0.43%           0.34%           0.50%
Ratio of Net Expenses to Average Net Assets**(1)           0.36%           0.36%           0.43%           0.34%           0.50%
Ratio of Net Investment Income to
  Average Net Assets**                                     4.99%           6.13%           4.94%           5.21%           5.17%

 * Total return not annualized for periods of less than one full year. ** Annualized for periods of less than one full year.
(1)  See footnote #5 in Notes to Financial Statements.

See Notes to Financial Statements.

70  Janus Aspen Series / June 30, 2001

                                         Financial | Highlights - Service Shares

For a share outstanding during the                           Janus Aspen                     Janus Aspen
six months ended June 30 (unaudited) and                   Growth Portfolio          Aggressive Growth Portfolio
through the fiscal year ended December 31                2001            2000            2001            2000
----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                  $    26.36      $    33.52      $    35.97      $    59.16
----------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                             (.01)           (.01)           (.10)             .12
  Net gains/(losses) on securities
    (both realized and unrealized)                        (3.07)          (4.58)          (9.46)         (16.98)
----------------------------------------------------------------------------------------------------------------
Total from Investment Operations                          (3.08)          (4.59)          (9.56)         (16.86)
----------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)                      --              --              --              --
  Distributions (from capital gains)                       (.04)          (2.14)              --           (.27)
  Distributions (in excess from capital gains)                --           (.43)              --          (4.31)
  Total return of capital                                     --              --              --          (1.75)
----------------------------------------------------------------------------------------------------------------
Total Distributions                                        (.04)          (2.57)              --          (6.33)
----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                        $    23.24      $    26.36      $    26.41      $    35.97
----------------------------------------------------------------------------------------------------------------
Total Return*                                           (11.67)%        (14.75)%        (26.58)%        (31.78)%
----------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)              $  158,421      $  104,656      $  161,923      $  126,135
Average Net Assets for the Period (in thousands)      $  132,773      $   29,782      $  140,158      $   43,775
Ratio of Gross Expenses to Average Net Assets**(1)         0.92%           0.92%           0.93%           0.92%
Ratio of Net Expenses to Average Net Assets**(1)           0.92%           0.92%           0.93%           0.92%
Ratio of Net Investment Income/(Loss) to
  Average Net Assets**                                   (0.18)%         (0.07)%         (0.40)%         (0.65)%
Portfolio Turnover Rate**                                    49%             47%            101%             82%

For a share outstanding during the                           Janus Aspen                     Janus Aspen
six months ended June 30 (unaudited) and            Capital Appreciation Portfolio        Balanced Portfolio
through the fiscal year ended December 31                2001            2000            2001            2000
----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                  $    26.54      $    32.77      $    24.92      $    27.82
----------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                               .08             .27             .26             .17
  Net gains/(losses) on securities
    (both realized and unrealized)                        (3.69)          (6.27)          (1.14)           (.52)
----------------------------------------------------------------------------------------------------------------
Total from Investment Operations                          (3.61)          (6.00)           (.88)           (.35)
----------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)                   (.15)           (.22)           (.20)           (.22)
  Distributions (from capital gains)                          --              --              --          (2.00)
  Distributions (in excess from capital gains)                --           (.01)              --           (.31)
  Tax return of capital                                       --              --              --           (.02)
----------------------------------------------------------------------------------------------------------------
Total Distributions                                        (.15)           (.23)           (.20)          (2.55)
----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                        $    22.78      $    26.54      $    23.84      $    24.92
----------------------------------------------------------------------------------------------------------------
Total Return*                                           (13.60)%        (18.37)%         (3.57)%         (1.37)%
----------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)              $  549,084      $  527,960      $  105,006      $   48,634
Average Net Assets for the Period (in thousands)      $  539,627      $  311,628      $   72,924      $   13,810
Ratio of Gross Expenses to Average Net Assets**(1)         0.91%           0.92%           0.91%           0.92%
Ratio of Net Expenses to Average Net Assets**(1)           0.91%           0.92%           0.91%           0.91%
Ratio of Net Investment Income/(Loss) to
  Average Net Assets**                                     0.83%           1.52%           2.73%           2.93%
Portfolio Turnover Rate**                                    53%             41%            163%             72%

 * Total return not annualized for periods of less than one full year. ** Annualized for periods of less than one full year.
(1)  See footnote #5 in Notes to Financial Statements.

See Notes to Financial Statements.

                                          Janus Aspen Series / June 30, 2001  71

For a share outstanding during the                           Janus Aspen                     Janus Aspen
six months ended June 30 (unaudited) and               Equity Income Portfolio       Growth and Income Portfolio
through the fiscal year ended December 31                2001            2000            2001            2000
----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                  $    19.05      $    27.15      $    17.35      $    20.63
----------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                               .01             .01             .07             .07
  Net gains/(losses) on securities
    (both realized and unrealized)                        (1.25)          (1.93)          (1.26)          (2.99)
----------------------------------------------------------------------------------------------------------------
Total from Investment Operations                          (1.24)          (1.92)          (1.19)          (2.92)
----------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)                   (.02)           (.01)           (.08)           (.05)
  Distributions (from capital gains)                       (.59)          (6.17)              --              --
  Distributions (in excess from capital gains)                --              --              --           (.31)
----------------------------------------------------------------------------------------------------------------
Total Distributions                                        (.61)          (6.18)           (.08)           (.36)
----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                        $    17.20      $    19.05      $    16.08      $    17.35
----------------------------------------------------------------------------------------------------------------
Total Return*                                            (6.49)%         (8.24)%         (6.86)%        (14.31)%
----------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)              $      628      $      306      $   79,767      $   54,212
Average Net Assets for the Period (in thousands)      $      437      $       93      $   69,530      $   12,868
Ratio of Gross Expenses to Average Net Assets**(1)         1.50%           1.52%           0.96%           1.11%
Ratio of Net Expenses to Average Net Assets**(1)           1.50%           1.52%           0.96%           1.10%
Ratio of Net Investment Income/(Loss) to
  Average Net Assets**                                     0.22%           0.38%           1.05%           1.20%
Portfolio Turnover Rate**                                   116%             95%             48%             37%

For a share outstanding during the                           Janus Aspen                     Janus Aspen
six months ended June 30 (unaudited) and through       Strategic Value Portfolio    International Growth Portfolio
the fiscal year or period ended December 31              2001           2000(2)          2001            2000
----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                  $    10.04      $    10.00      $    30.64      $    38.29
----------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                               .01             .01             .14             .46
  Net gains/(losses) on securities
    (both realized and unrealized)                         (.23)             .03          (4.90)          (6.39)
----------------------------------------------------------------------------------------------------------------
Total from Investment Operations                           (.22)             .04          (4.76)          (5.93)
----------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)                   (.02)              --           (.14)           (.47)
  Distributions (from capital gains)                          --              --              --              --
  Distributions (in excess from capital gains)                --              --              --           (.91)
  Total return of capital                                     --              --              --           (.34)
----------------------------------------------------------------------------------------------------------------
Total Distributions                                        (.02)              --           (.14)          (1.72)
----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                        $     9.80      $    10.04      $    25.74      $    30.64
----------------------------------------------------------------------------------------------------------------
Total Return*                                            (2.29)%           0.40%        (15.53)%        (16.14)%
----------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)              $    9,468      $    1,538      $  560,134      $  497,212
Average Net Assets for the Period (in thousands)      $    4,976      $      431      $  530,657      $  269,680
Ratio of Gross Expenses to Average Net Assets**(1)         1.50%           1.52%           0.97%           0.96%
Ratio of Net Expenses to Average Net Assets**(1)           1.50%           1.52%           0.97%           0.96%
Ratio of Net Investment Income/(Loss) to
  Average Net Assets**                                     0.71%           0.66%           1.11%           1.85%
Portfolio Turnover Rate**                                    89%             47%             66%             67%

 * Total return not annualized for periods of less than one full year. ** Annualized for periods of less than one full year.
(1)  See footnote #5 in Notes to Financial Statements.
(2)  Period May 1, 2000 (inception) to December 31, 2000.

See Notes to Financial Statements.

72  Janus Aspen Series / June 30, 2001

For a share outstanding during the                           Janus Aspen                     Janus Aspen
six months ended June 30 (unaudited) and through      Worldwide Growth Portfolio    Global Life Sciences Portfolio
the fiscal year or period ended December 31              2001            2000            2001           2000(2)
----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                  $    36.77      $    47.49      $     9.31      $    10.00
----------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                               .14           (.07)           (.01)              --
  Net gains/(losses) on securities
    (both realized and unrealized)                        (5.14)          (6.97)          (1.47)           (.69)
----------------------------------------------------------------------------------------------------------------
Total from Investment Operations                          (5.00)          (7.04)          (1.48)           (.69)
----------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)                   (.06)           (.02)              --              --
  Distributions (from capital gains)                          --          (2.61)              --              --
  Distributions (in excess from capital gains)                --           (.91)              --              --
  Total return of capital                                     --           (.14)              --              --
----------------------------------------------------------------------------------------------------------------
Total Distributions                                        (.06)          (3.68)              --              --
----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                        $    31.71      $    36.77      $     7.83      $     9.31
----------------------------------------------------------------------------------------------------------------
Total Return*                                           (13.62)%        (15.99)%        (15.90)%         (6.90)%
----------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)              $  134,621      $   71,757      $   41,508      $   48,005
Average Net Assets for the Period (in thousands)      $   97,109      $   22,158      $   36,147      $   16,247
Ratio of Gross Expenses to Average Net Assets**(1)         0.95%           0.95%           1.06%           1.20%
Ratio of Net Expenses to Average Net Assets**(1)           0.95%           0.94%           1.06%           1.20%
Ratio of Net Investment Income to
  Average Net Assets**                                     0.77%           0.29%         (0.22)%         (0.03)%
Portfolio Turnover Rate**                                    79%             66%            159%            137%

                                                                                     Janus Aspen
For a share outstanding during the                           Janus Aspen             Global Value
six months or period ended June 30 (unaudited) and    Global Technology Portfolio     Portfolio
through the fiscal year or period ended December 31      2001           2000(2)         2001(3)
------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                  $     6.55      $    10.00      $    10.00
------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                               .02             .05             .02
  Net gains/(losses) on securities
    (both realized and unrealized)                        (1.72)          (3.46)           (.12)
------------------------------------------------------------------------------------------------
Total from Investment Operations                          (1.70)          (3.41)           (.10)
------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)                   (.03)           (.04)              --
  Distributions (from capital gains)                          --              --              --
------------------------------------------------------------------------------------------------
Total Distributions                                        (.03)           (.04)              --
------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                        $     4.82      $     6.55      $     9.90
------------------------------------------------------------------------------------------------
Total Return*                                           (25.95)%        (34.11)%         (0.90)%
------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)              $  322,814      $  374,544      $    1,981
Average Net Assets for the Period (in thousands)      $  349,324      $  268,923      $    1,959
Ratio of Gross Expenses to Average Net Assets**(1)         0.94%           0.94%           1.50%
Ratio of Net Expenses to Average Net Assets**(1)           0.94%           0.94%           1.50%
Ratio of Net Investment Income to
Average Net Assets**                                       0.81%           1.14%           1.01%
Portfolio Turnover Rate**                                   107%             34%              0%

 * Total return not annualized for periods of less than one full year. ** Annualized for periods of less than one full year.
(1)  See footnote #5 in Notes to Financial Statements.
(2)  Period January 18, 2000 (inception) to December 31, 2000.
(3)  Period May 1, 2001 (inception) to June 30, 2001.

See Notes to Financial Statements.

                                          Janus Aspen Series / June 30, 2001  73

For a share outstanding during the                           Janus Aspen                     Janus Aspen
six months ended June 30 (unaudited) and              Flexible Income Portfolio          High-Yield Portfolio
through the fiscal year ended December 31                2001            2000            2001            2000
----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                  $    11.62      $    11.41      $     9.85      $    10.42
----------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                               .20             .53             .46             .83
  Net gains/(losses) on securities
    (both realized and unrealized)                           .11             .14           (.32)           (.72)
----------------------------------------------------------------------------------------------------------------
Total from Investment Operations                             .31             .67             .14             .11
----------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)                   (.20)           (.46)           (.35)           (.68)
  Distributions (from capital gains)                          --              --              --              --
----------------------------------------------------------------------------------------------------------------
Total Distributions                                        (.20)           (.46)           (.35)           (.68)
----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                        $    11.73      $    11.62      $     9.64      $     9.85
----------------------------------------------------------------------------------------------------------------
Total Return*                                              2.66%           6.00%           1.32%           1.10%
----------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)              $    1,482      $      568      $       10      $       10
Average Net Assets for the Period (in thousands)      $    1,008      $      187      $       10      $       10
Ratio of Gross Expenses to Average Net Assets**(1)         1.00%           0.99%           1.25%           1.25%
Ratio of Net Expenses to Average Net Assets**(1)           1.00%           0.99%           1.25%           1.25%
Ratio of Net Investment Income/(Loss) to
  Average Net Assets**                                     6.03%           6.54%           9.23%           8.01%
Portfolio Turnover Rate**                                   349%            202%            498%            258%

For a share outstanding during the                           Janus Aspen
six months ended June 30 (unaudited) and                Money Market Portfolio
through the fiscal year ended December 31                2001            2000
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                  $     1.00      $     1.00
--------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                               .02             .06
  Net gains/(losses) on securities
    (both realized and unrealized)                            --              --
--------------------------------------------------------------------------------
Total from Investment Operations                             .02             .06
--------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)                   (.02)           (.06)
  Distributions (from capital gains)                          --              --
--------------------------------------------------------------------------------
Total Distributions                                        (.02)           (.06)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                        $     1.00      $     1.00
--------------------------------------------------------------------------------
Total Return*                                              2.41%           6.03%
--------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)              $       10      $       10
Average Net Assets for the Period (in thousands)      $       10      $       10
Ratio of Gross Expenses to Average Net Assets**(1)         0.60%           0.61%
Ratio of Net Expenses to Average Net Assets**(1)           0.60%           0.61%
Ratio of Net Investment Income/(Loss) to
  Average Net Assets**                                     4.83%           5.84%

 * Total return not annualized for periods of less than one full year. ** Annualized for periods of less than one full year.
(1)  See footnote #5 in Notes to Financial Statements.

See Notes to Financial Statements.

74  Janus Aspen Series / June 30, 2001

                                             Notes to | Schedules of Investments

ADR  American Depository Receipt
GDR  Global Depository Receipt
EUR  Euro

 * Non-income producing security

** A portion of this security has been segregated to cover segregation requirements on forward currency contracts.

+ Securities are exempt from the registration requirements of the Securities Act of 1933 and may be deemed to be restricted for resale.

(OMEGA) Step-up bonds are obligations which increase the interest payment rate at a specified point in time. Rate shown reflects current rate which may step up at a future date.

(ss) Restricted/Illiquid Securities are valued at fair value determined in good faith under procedures established by and under the supervision of the Trustees.

(DELTA) Security is a defaulted security with accrued interest in the amount of $40,000 for Aspen Global Technology Portfolio and $39,840 for Aspen Flexible Income Portfolio.

SECURITY TRANSACTIONS
Restricted securities held by a Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of a Portfolio to sell a security at a fair price and may substantially delay the sale of the security that each portfolio seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

SCHEDULE OF RESTRICTED OR ILLIQUID SECURITIES

                                                                                   Value as
                                       Acquisition    Acquisition        Fair        % of
                                           Date           Cost           Value    Net Assets
============================================================================================
Janus Aspen Aggressive Growth Portfolio
Hanover Compressor Co.                    5/22/00     $26,887,500     $29,656,913     1.07%
--------------------------------------------------------------------------------------------

The Portfolio has registration rights for certain restricted securities held at June 30, 2001. The issuer incurs all registration costs.

Variable Rate Notes. The interest rate, which is based on specific, or an index of, market interest rates, is subject to change. Rates in the security description are as of June 30, 2001.

Money market funds may hold securities with stated maturities of greater than 397 days when those securities have features that allow a fund to "put" back the security to the issuer or to a third party within 397 days of acquisition. The maturity dates shown in the security descriptions are the stated maturity dates.

Repurchase Agreements held by a Portfolio are fully collateralized, and such collateral is in the possession of the Portfolio's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

                                          Janus Aspen Series / June 30, 2001  75

Notes to | Financial Statements

The following section describes the organization and significant accounting policies of the Portfolios and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes explain how the Portfolios operate and the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Aspen Series (the "Trust") was organized as a Delaware Trust on May 20, 1993, and is registered under the Investment Company Act of 1940 (the "1940 Act") as a no-load, open-end management investment company. The Trust offers fifteen Portfolios or series of shares with differing investment objectives and policies. Twelve Portfolios invest primarily in equity securities: Janus Aspen Growth Portfolio, Janus Aspen Aggressive Growth Portfolio, Janus Aspen Capital Appreciation Portfolio, Janus Aspen Balanced Portfolio, Janus Aspen Equity Income Portfolio, Janus Aspen Growth and Income Portfolio, Janus Aspen Strategic Value Portfolio, Janus Aspen International Growth Portfolio, Janus Aspen Worldwide Growth Portfolio, Janus Aspen Global Life Sciences Portfolio, Janus Aspen Global Technology Portfolio and Janus Aspen Global Value Portfolio. Two Portfolios invest primarily in income-producing securities: Janus Aspen Flexible Income Portfolio and Janus Aspen High-Yield Portfolio. Janus Aspen Money Market Portfolio invests in short-term money market securities. Each Portfolio is diversified as defined in the 1940 Act, with the exception of the Aggressive Growth Portfolio, Capital Appreciation Portfolio, Global Life Sciences Portfolio, Global Technology Portfolio, Strategic Value Portfolio and Global Value Portfolio, which are nondiversified.

Institutional Shares of the Trust are issued and redeemed only in connection with investment in and payments under variable annuity contracts and variable life insurance contracts (collectively "variable insurance contracts"), as well as certain qualified retirement plans. Effective May 1, 1997, the Trust issued the Retirement Shares. Retirement Shares of the Trust were issued and redeemed only in connection with certain qualified retirement plans.

Effective December 31, 1999, the Trust issued a new class of shares, the Service Shares. Service Shares of the Trust are issued and redeemed only in connection with investment in and payments under variable annuity contracts and variable life insurance contracts (collectively "variable insurance contracts"), as well as certain qualified retirement plans.

Aspen Global Value Portfolio began operations on May 1, 2001. The Portfolio offers the Service Shares only and Janus Capital Corporation ("Janus Capital") invested $2,000,000 of initial seed capital.

Janus Capital redeemed its investment in the Retirement Shares of the High-Yield Portfolio on July 26, 2000, since it was the only shareholder.

A reorganization of the Retirement Shares of the Trust occurred at the close of business on July 31, 2000. Each of the reorganized Portfolios of Janus Aspen Series allocated a pro rata share (percentage of the Retirement Shares to the total Portfolio) of each security position to the corresponding Fund of the newly formed Janus Adviser Series except for securities that were subject to restrictions on resale or transfer, such as private placement securities. Each pro rata share was rounded to eliminate fractional shares and odd lots of securities. Janus Capital, the investment adviser of both Janus Aspen Series and Janus Adviser Series, has agreed to limit expenses of the Funds formed from this reorganization so that they will not increase before July 31, 2003. Specifically, Janus Capital will limit the expenses of each of the new Funds (excluding brokerage commissions, interest, taxes and extraordinary expenses) to the expense ratio of the corresponding Janus Aspen Series Portfolio set forth in the May 1, 2000, Janus Aspen Series Prospectus. These limitations will stay in place until at least July 31, 2003. In addition, Janus Capital paid all the fees associated with the reorganization.

The following accounting policies have been consistently followed by the Trust and are in conformity with accounting principles generally accepted in the investment company industry.

INVESTMENT VALUATION
Securities are valued at the closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers making a market for such securities or by a pricing service approved by the Trustees. Short-term investments maturing within 60 days and all money market securities in the Money Market Portfolio are valued at amortized cost, which approximates market value. Foreign securities are converted to U.S. dollars using exchange rates at the close of the New York Stock Exchange. When market quotations are not readily available, securities are valued at fair value as determined in good faith under procedures established by the Trustees.

76  Janus Aspen Series / June 30, 2001

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
Investment transactions are accounted for as of the date purchased or sold. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income and gains and losses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

FORWARD CURRENCY TRANSACTIONS AND FUTURES CONTRACTS
The Portfolios enter into forward currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sales commitments denominated in foreign currencies. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing such a contract is included in net realized gain or loss on foreign currency transactions.

Forward currency contracts held by the Portfolios are fully collateralized by other securities, in possession at the Portfolio's custodian, which are denoted in the accompanying Schedule of Investments. The market value of these securities is evaluated daily to ensure that it is equal to or exceeds the current market value of the corresponding forward currency contract.

Currency gain and loss are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

The Portfolios do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at fiscal year-end. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities at fiscal year end, resulting from changes in the exchange rates and changes in market prices of securities held.

Futures contracts are marked to market daily, and the variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Generally, open forward and futures contracts are marked to market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including: currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

The Portfolios may enter into futures contracts and options on securities, financial indexes and foreign currencies, forward contracts and interest-rate swaps and swap-related products. The Portfolios intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts and options may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities or that the counterparty will fail to perform its obligations.

In June 1998, the Financial Accounting Standards Board (FASB) issued Statement of Accounting Standards (SFAS) No. 133, "Accounting for Derivative Instruments and Hedging Activities," which was effective for fiscal years beginning after June 15, 1999. In June 1999, the FASB issued SFAS No. 137, "Accounting for Derivative Instruments and Hedging Activities-Deferral of Effective Date of FASB Statement No. 133," delaying by one year the effective date of SFAS No. 133. The effective date for the Portfolios was January 1, 2001. In June 2000, the FASB issued No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities," an amendment of SFAS No. 133. SFAS 133, as amended, may affect the accounting treatment of the Funds' derivative instruments and related assets. The Portfolios have determined that the impact on the financial statements, resulting from the adoption of this new standard, will be insignificant.

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The Portfolios have determined that the impact on the Financial Statements, resulting from the adoption of this new standard, will be insignificant.

                                          Janus Aspen Series / June 30, 2001  77

INITIAL PUBLIC OFFERINGS
The Portfolios may invest in initial public offerings (IPOs). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Portfolios may not experience similar performance as their assets grow.

ADDITIONAL INVESTMENT RISK
A portion of the Flexible Income and High-Yield Portfolios may be invested in lower-rated debt securities that have a higher risk of default or loss of value because of changes in the economy or in their respective industry.

ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

DIVIDEND DISTRIBUTIONS AND EXPENSES
Each Portfolio, except the Money Market Portfolio, makes at least semiannual distributions of substantially all of its investment income and at least an annual distribution of its net realized capital gains, if any. Dividends are declared daily and distributed monthly for the Money Market Portfolio. The majority of dividends and capital gains distributions from a Portfolio will be automatically reinvested into additional shares of that Portfolio.

Expenses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

FEDERAL INCOME TAXES
No provision for income taxes is included in the accompanying financial statements as the Portfolios intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with the Internal Revenue Code applicable to regulated investment companies.

78  Janus Aspen Series / June 30, 2001

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Each equity Portfolio is subject to advisory fees payable to Janus Capital based upon an annual rate of .65% of average net assets. The Flexible Income Portfolio is subject to advisory fees payable to Janus Capital based upon annual rates of
 .65% of the first $300 million of average net assets plus .55% of average net assets in excess of $300 million. The High-Yield Portfolio's advisory fee rate is payable at the rate of .75% of the first $300 million of average net assets plus .65% of average net assets in excess of $300 million. The Money Market Portfolio's advisory fee rate is .25% of average net assets. For additional information on the specific fees for the Service Shares, please refer to note 4 of the financial statements.

Janus Capital has agreed to reduce its fee to the extent normal operating expenses exceed 1% of the average net assets of the Flexible Income and High-Yield Portfolios and .50% of the average net assets of the Money Market Portfolio for a fiscal year. Janus Capital has also agreed to reduce its fee to the extent that normal operating expenses exceed 1.25% of the average net assets of the Equity Income, Strategic Value and Global Value Portfolios.

Janus Capital has agreed to continue these fee waivers and reductions until at least the next annual renewal of the advisory contracts. The distribution fee applicable to the Service Shares, is not included in these expense limits.

Officers and certain trustees of the Trust are also officers and/or directors of Janus Capital; however, they receive no compensation from the Trust.

Janus Service Corporation ("Janus Service"), a wholly owned subsidiary of Janus Capital, receives certain out-of-pocket expenses for transfer agent services.

Janus Distributors, Inc., a wholly owned subsidiary of Janus Capital, is a distributor of the Portfolios. The Service Shares have adopted a Distribution and Shareholder Servicing Plan (The "Plan") pursuant to Rule 12b-1 under The 1940 Act. The Plan authorizes payments by the Portfolios in connection with the distribution of the Service Shares at an annual rate, as determined from time to time by the Board of Trustees, of up to .25% of the Service Shares' average daily net assets.

DST Systems, Inc. (DST), an affiliate of Janus Capital through a degree of common ownership, provides accounting systems to the Portfolios. DST Securities, Inc., a wholly owned subsidiary of DST, provides brokerage services on certain portfolio transactions. Brokerage commissions paid to DST Securities, Inc. serve to reduce fees and expenses. Brokerage commissions paid, fees reduced and the net fees paid to DST for the period ended June 30, 2001, are noted below:

                                             DST Securities, Inc.    Portfolio Expense     DST Systems
Portfolio                                     Commissions Paid*          Reduction*           Costs
======================================================================================================
Janus Aspen Growth Portfolio                      $    652                $    489           $ 12,015
Janus Aspen Aggressive Growth Portfolio             26,449                  19,842            (7,161)
Janus Aspen Capital Appreciation Portfolio              --                      --             12,033
Janus Aspen Balanced Portfolio                       2,174                   1,631             10,730
Janus Aspen Equity Income Portfolio                     16                      12              8,082
Janus Aspen Growth and Income Portfolio                 83                      62              8,791
Janus Aspen Strategic Value Portfolio                   --                      --              7,626
Janus Aspen International Growth Portfolio              --                      --             12,144
Janus Aspen Worldwide Growth Portfolio               4,817                   3,613              9,877
Janus Aspen Global Life Sciences Portfolio              --                      --              7,814
Janus Aspen Global Technology Portfolio                 --                      --              9,920
Janus Aspen Global Value Portfolio                      --                      --                 --
Janus Aspen Flexible Income Portfolio                   --                      --              9,430
Janus Aspen High-Yield Portfolio                        --                      --              8,082
Janus Aspen Money Market Portfolio                      --                      --             14,922
------------------------------------------------------------------------------------------------------

*The difference between commissions paid to DST Securities, Inc. and expenses reduced constituted commissions paid to an unaffiliated clearing broker.

                                          Janus Aspen Series / June 30, 2001  79

3. FEDERAL INCOME TAX

Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

The Portfolios have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code. As of December 31, 2000, the net capital loss carryovers noted below are available to offset future realized capital gains and thereby reduce future taxable gains distributions. These carryovers expire between December 31, 2006, and December 31, 2008.

In 2001, the Portfolios noted below incurred "Post-October" losses during the period from November 1 through December 31, 2000. These losses will be deferred for tax purposes and recognized in 2001.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investments for federal income tax purposes as of June 30, 2001, are also noted below.

                                                                    Post-October
                                     Net Capital Loss        Capital            Currency         Federal Tax
Portfolio                               Carryovers            Losses             Losses             Cost
-------------------------------------------------------------------------------------------------------------
Janus Aspen Growth Portfolio                      --     $ (54,709,276)                 --     $3,055,758,530
Janus Aspen Aggressive Growth
  Portfolio                           $ (95,952,049)      (253,347,560)                 --      2,972,133,781
Janus Aspen Capital Appreciation
  Portfolio                            (125,611,933)       (45,593,136)                 --      1,529,714,898
Janus Aspen Balanced Portfolio                    --       (20,357,883)    $     (448,612)      3,450,897,633
Janus Aspen Equity Income
  Portfolio                                       --          (164,064)                --          14,602,028
Janus Aspen Growth and Income
  Portfolio                              (4,122,093)                 --               (27)            193,176
Janus Aspen Strategic Value
  Portfolio                                 (25,301)           (73,605)                (1)         15,720,503
Janus Aspen International
  Growth Portfolio                                --       (65,979,949)            (8,002)      1,629,249,804
Janus Aspen Worldwide Growth
  Portfolio                                       --       (98,779,765)                 --      6,533,907,178
Janus Aspen Global Life Sciences
  Portfolio                                (837,158)          (300,274)                 --             45,347
Janus Aspen Global Technology
  Portfolio                             (41,019,868)        (9,634,508)            (1,612)        425,327,102
Janus Aspen Global Value
  Portfolio                                       --                 --                 --              1,917
Janus Aspen Flexible Income
  Portfolio                              (8,357,547)          (142,873)                 --        297,079,567
Janus Aspen High-Yield Portfolio           (195,637)           (36,689)                 --          1,636,017
Janus Aspen Money Market Portfolio           (3,629)                 --                 --         98,674,724
-------------------------------------------------------------------------------------------------------------

                                        Unrealized          Unrealized     Net Appreciation/
Portfolio                              Appreciation       (Depreciation)    (Depreciation)
--------------------------------------------------------------------------------------------
Janus Aspen Growth Portfolio          $  471,693,005     $(273,855,527)     $  197,837,478
Janus Aspen Aggressive Growth
  Portfolio                              328,842,595      (531,642,658)      (202,800,063)
Janus Aspen Capital Appreciation
  Portfolio                               70,721,508      (175,573,290)      (104,851,782)
Janus Aspen Balanced Portfolio           133,649,213      (125,357,824)          8,291,389
Janus Aspen Equity Income
  Portfolio                                1,223,360          (743,168)            480,192
Janus Aspen Growth and Income
  Portfolio                                   14,957           (19,126)            (4,169)
Janus Aspen Strategic Value
  Portfolio                                  909,221          (706,275)            202,946
Janus Aspen International
  Growth Portfolio                       119,707,741      (235,909,138)      (116,201,397)
Janus Aspen Worldwide Growth
  Portfolio                              750,648,413      (579,449,265)        171,199,148
Janus Aspen Global Life Sciences
  Portfolio                                    4,656            (2,393)              2,263
Janus Aspen Global Technology
  Portfolio                               11,289,343      (110,572,242)       (99,282,899)
Janus Aspen Global Value
  Portfolio                                       22               (44)               (22)
Janus Aspen Flexible Income
  Portfolio                                2,609,401        (4,225,581)        (1,616,180)
Janus Aspen High-Yield Portfolio              18,675          (103,791)           (85,116)
Janus Aspen Money Market Portfolio                --                 --                 --
--------------------------------------------------------------------------------------------

80  Janus Aspen Series / June 30, 2001

4. EXPENSES

The Portfolios' expenses may be reduced through expense-reduction arrangements. Those arrangements include the use of broker commissions paid to DST Securities, Inc. and uninvested cash balances earning interest with the Portfolios' custodian. The Statements of Operations reflect the total expenses before any offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offset (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers.

Janus Aspen Series Service Shares incur a pro rata share of operating expenses. In addition, the Service Shares pay a distribution fee of up to .25% of average net assets.

5. EXPENSE RATIOS

Listed below are the gross expense ratios for the various Portfolios that would be in effect, absent the waiver of certain fees, offsets and/or voluntary reduction of the advisory fee to the effective rate of the corresponding Janus retail fund. Expense ratios are annualized for all periods less than one year.

                                                               Institutional Shares                         Service Shares
Portfolio                                      2001        2000        1999        1998        1997        2001         2000
--------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Growth Portfolio                   0.67%       0.67%       0.69%       0.75%       0.78%       0.92%        0.92%
Janus Aspen Aggressive Growth Portfolio        0.67%       0.66%       0.70%       0.75%       0.78%       0.93%        0.92%
Janus Aspen Capital Appreciation Portfolio     0.66%       0.67%       0.79%       0.97%       2.19%(4)    0.91%        0.92%
Janus Aspen Balanced Portfolio                 0.66%       0.66%       0.69%       0.74%       0.83%       0.91%        0.92%
Janus Aspen Equity Income Portfolio            1.72%       1.65%       1.38%       1.86%       5.75%(4)    1.98%        2.03%
Janus Aspen Growth and Income Portfolio        0.71%       0.78%       1.15%       3.06%(3)      N/A       0.96%        1.11%
Janus Aspen Strategic Value Portfolio          1.79%       3.45%(1)      N/A         N/A         N/A       2.06%        3.72%(1)
Janus Aspen International Growth Portfolio     0.72%       0.71%       0.84%       0.95%       1.08%       0.97%        0.96%
Janus Aspen Worldwide Growth Portfolio         0.70%       0.69%       0.71%       0.74%       0.81%       0.95%        0.95%
Janus Aspen Global Life Sciences Portfolio     0.81%       1.03%(2)      N/A         N/A         N/A       1.06%        1.20%(2)
Janus Aspen Global Technology Portfolio        0.66%       0.69%(2)      N/A         N/A         N/A       0.94%        0.94%(2)
Janus Aspen Global Value Portfolio               N/A         N/A         N/A         N/A         N/A      10.36%(5)       N/A
Janus Aspen Flexible Income Portfolio          0.75%       0.76%       0.72%       0.73%       0.75%       1.00%        0.99%
Janus Aspen High-Yield Portfolio               6.14%      10.38%       4.92%       2.11%       3.27%       6.39%       10.65%
Janus Aspen Money Market Portfolio             0.36%       0.36%       0.43%       0.34%       0.55%       0.60%        0.61%
--------------------------------------------------------------------------------------------------------------------------------

(1)  Period May 1, 2000 (inception) to December 31, 2000.
(2)  Period January 18, 2000 (inception) to December 31, 2000.
(3)  Period May 1, 1998 (inception) to December 31, 1998.
(4)  Period May 1, 1997 (inception) to December 31, 1997.
(5)  Period May 1, 2001 (inception) to June 30, 2001.

                                          Janus Aspen Series / June 30, 2001  81

Explanations of | Charts, Tables and Financial Statements

1. PERFORMANCE OVERVIEWS

When comparing the performance of a Portfolio with an index, keep in mind that market indexes do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Portfolio invested in the index.

Average annual total returns are also quoted for each class of the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period.

2. SCHEDULES OF INVESTMENTS

Following the performance overview section is each Portfolio's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in each Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. government obligations, etc.) and by industry classification (banking, communications, insurance, etc.).

The market value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

Portfolios that invest in foreign securities also provide a summary of investments by country. This summary reports the Portfolio's exposure to different countries by providing the percentage of securities invested in each country.

2A. FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows each Portfolio's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio's long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Portfolios on the last day of the reporting period.

The Portfolios' assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolios' liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as forward currency contracts.

The last section of this statement reports the net asset value (NAV) per share on the last day of the reporting period for each class of the Portfolio. The NAV is calculated by dividing the Portfolios' net assets (assets minus liabilities) by the number of shares outstanding.

82  Janus Aspen Series / June 30, 2001

4. STATEMENT OF OPERATIONS

This statement details the Portfolios' income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement,  titled  "Investment  Income,"  reports the
dividends   earned  from  stocks  and  interest  earned  from   interest-bearing
securities in the Portfolio.

The next section reports the expenses and expense offsets incurred by the Portfolios, including the advisory fee paid to the investment adviser, transfer agent fees, shareholder servicing expenses, and printing and postage for mailing statements, financial reports and prospectuses.

The last section lists the increase or decrease in the value of securities held in the Portfolios. Portfolios realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolios during the period. "Net Realized and Unrealized Gain/ (Loss) on Investments" is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Portfolios' net assets during the reporting period. Changes in the Portfolios' net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolios' net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolios' investment performance. The Portfolios' net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolios' net assets will not be affected. If you compare each Portfolio's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you'll notice that dividend distributions had little effect on each Portfolio's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Portfolios through purchases or withdrawal via redemptions. Each Portfolio's net assets will increase and decrease in value as investors purchase and redeem shares from a Portfolio.

The section entitled "Net Assets Consist of" breaks down the components of the Portfolios' net assets. Because Portfolios must distribute substantially all earnings, you'll notice that a significant portion of net assets is shareholder capital.

                                          Janus Aspen Series / June 30, 2001  83

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the net asset value (NAV) for current and past reporting periods for each class of the Portfolio. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the n et investment income per share, which comprises dividends and interest income earned on securities held by the Portfolios. Following is the total of gains, realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period.

Also included are the expense ratios, or the percentage of net assets that was used to cover operating expenses during the period. Expense ratios vary across the Portfolios for a number of reasons, including the differences in management fees, average shareholder account size, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Portfolios' expenses may be reduced through expense-reduction arrangements. These arrangements include the use of brokerage commissions, uninvested cash balances earning interest or balance credits. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses both prior to any expense offset and after the offsets.

The ratio of net investment income summarizes the income earned divided by the average net assets of a Portfolio during the reporting period. Don't confuse this ratio with a Portfolio's yield. The net investment income ratio is not a true measure of a Portfolio's yield because it doesn't take into account the dividends distributed to the Portfolio's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in a Portfolio. Portfolio turnover is affected by market conditions, changes in the size of a Portfolio, the nature of the Portfolio's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire Portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the Portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the Portfolio is sold every six months.

84  Janus Aspen Series / June 30, 2001

Notes

                                          Janus Aspen Series / June 30, 2001  85

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

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     Portfolios distributed by Janus Distributors, Inc. Member NASD. (8/01)
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more information  including  charges and expenses.  Read it carefully before you invest or send money.

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